File Nos. 33-69712/811-08052

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 38	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 89	☒

(Check appropriate box or boxes.)
SYMETRA SEPARATE ACCOUNT C
(Exact Name of Registrant)
Symetra Life Insurance Company
(Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA	98004
(Address of Depositor’s Principal Executive Offices)	(Zip Code)
Depositor’s Telephone Number, including Area Code (425) 256-8000
Name and Address of Agent for Service
Rachel Dobrow Stone
777 108th Ave NE, Suite 1200
Bellevue, Washington 98004

Approximate date of Proposed Public Offering:
As Soon as Practicable after Effective Date of this registration statement

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2020, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485
If appropriate, check the following:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Individual Flexible Premium Variable Annuity Contracts

Spinnaker® Variable Annuity
Individual Flexible Premium Deferred Variable Annuity Contract
Issued By:
SYMETRA LIFE INSURANCE COMPANY
and
SYMETRA SEPARATE ACCOUNT C

Prospectus Dated: May 1, 2020

This prospectus describes the Spinnaker Variable Annuity Contract, and contains important information. Please read it before investing and keep it on file for future reference. This prospectus does not constitute an offering in any jurisdiction in which the contract may not lawfully be sold. The contract is no longer offered for sale. Owners may, however, continue to make Purchase Payments under existing contracts.

You can allocate your Contract Value to the Symetra Fixed Account (which credits a specified guaranteed interest rate) and/or to Symetra Separate Account C (“Separate Account”), which invests in the Sub-accounts each of which invests exclusively in a particular Portfolio. This variable annuity allows you to allocate Purchase Payments to the following Portfolio companies:

AIM Variable Insurance Funds (Invesco Variable	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Insurance Funds)	BNY Mellon Stock Index Fund, Inc.
ALPS Variable Investment Trust	Fidelity® Variable Insurance Products
American Century Variable Portfolios, Inc.	Franklin Templeton Variable Insurance Products Trust
Calvert Variable Products, Inc.	JPMorgan Insurance Trust
Calvert Variable Series, Inc.	Neuberger Berman Advisers Management Trust
Deutsche DWS Variable Series I	PIMCO Variable Insurance Trust
Deutsche DWS Variable Series II	Pioneer Variable Contracts Trust
BNY Mellon Investment Portfolios
The Portfolio prospectuses should be read in conjunction with this prospectus and, if not included with this prospectus, are available by request at no charge. For a complete listing of the Portfolios available through the Sub-accounts under the contract, please see Section 4 of this prospectus.

To learn more about the Spinnaker Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2020. The SAI is incorporated by reference, has been filed with the SEC and is legally part of the prospectus. You may request a free copy of the SAI, a paper copy of this prospectus, if you have received it in an electronic format, or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872 or writing us at: P.O. Box 305156, Nashville, TN 37230-5156. The table of contents for the SAI can be found at the end of this prospectus. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by logging into your account through symetra.com.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all Portfolios available under your contract.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. The contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Neither the Securities Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period between the date we allocate your first Purchase Payment and the Annuity Date. During this phase, you can invest money in your contract.
Accumulation Unit	A unit of measure we use to calculate the value in a Sub-account during the Accumulation Phase.
Annuitant	The natural person on whose life annuity payments for this contract are based. You are the Annuitant unless you designate someone else before the Annuity Date.
Annuity Date	The date annuity payments begin under an annuity option. This date must be before the maximum annuitization date specified in your contract.
Annuity Unit	A unit of measure we use to calculate the value of variable annuity payments during the Income Phase.
Beneficiary	The person or entity designated to receive any contract benefits upon the Owner’s death.
Business Day	Any day the New York Stock Exchange is open for regular trading.
Contract Date	The Business Day your initial Purchase Payment and all required information are received at Symetra Life.
Contract Value	The sum of the value of the Sub-accounts attributable to your contract plus any amount held in the Symetra Fixed Account.
Contract Year	A 12-month period starting on the Contract Date and each anniversary of that date.
General Account	All of Symetra Life’s assets other than those attributable to the Separate Account or other Symetra Life separate accounts.
Income Phase	The period beginning on the Annuity Date during which the payee receives annuity payments.
NYSE	The New York Stock Exchange.
Net Investment Factor	A unit of measure we use in calculating the daily change in Accumulation Unit value for each Sub-account.
Owner, you, your
The person or legal entity entitled to exercise all rights and privileges under the contract. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the contract. Any reference to Owner in this prospectus includes any joint Owner.

Portfolios	The variable investment options in which the corresponding Sub-accounts invest.
Purchase Payment	An amount paid to Symetra Life for allocation under the contract, less any premium tax due at the time the payment is made.
Separate Account	Symetra Separate Account C, a segregated asset account.
Sub-account
A division of the Separate Account for which Accumulation Units and Annuity Units are separately maintained. Each Sub-account invests exclusively in a particular Portfolio. Your contract generally refers to “Portfolios” when referring to Sub-accounts.

Symetra Fixed Account	The investment option in this contract that provides for guaranteed interest and is part of Symetra Life’s General Account.

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SUMMARY

Topics in this Summary correspond to sections in the prospectus which discuss them in more detail.

THE ANNUITY CONTRACT
The prospectus describes generally applicable provisions of the annuity contract. You should refer to your contract for any variations required by your state. Not all features and options may be available in all states. The provisions of your contract control if inconsistent with any of the provisions in the prospectus.
The annuity contract (the “contract”) is an agreement between you, the Owner, and Symetra Life Insurance Company (“Symetra Life”, “we”, and “us”). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. The contract provides for a guaranteed income or a death benefit.
You may divide your money among the available variable Sub-accounts and a fixed account. Each Sub-account purchases shares of a corresponding underlying Portfolio. The value of the Sub-accounts can fluctuate up or down, based on the investment performance of the underlying investments. Your investment in the Sub-accounts is not guaranteed and you may lose money. The Symetra Fixed Account offers an interest rate set and guaranteed by Symetra Life. Your choices for the various investment options are found in Section 4.
Like many annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Earnings accumulate on a tax-deferred basis and are treated as income when you make a withdrawal. Your earnings or losses are based on the investment performance of the Sub-accounts you selected and/or the interest rate earned on the Symetra Fixed Account. During the Income Phase, the payee (you or someone you choose) will receive payments from your annuity.
The amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of payments during the Income Phase.

ANNUITY PAYMENTS (INCOME PHASE)
You can select from one of six payment options: Life Annuity; Life Annuity with Guaranteed Period; Joint and Survivor Life Annuity; Joint and Survivor Life Annuity with Guaranteed Period; Payments Based on a Number of Years; and Period Certain. This selection cannot be changed once you switch to the Income Phase. However, switching to the Income Phase does not affect the available investment options. You can choose to have fixed or variable payments, or both, for all options other than period certain options. You may choose only fixed payments for Period Certain annuity options. Any portion of annuity payments that you elect to have as variable payments will be based on investment in the Sub-accounts and will vary in amount depending on investment performance.

PURCHASE
The contract is no longer offered for sale. At the time you purchased the contract, you did so with $2,000 or more under most circumstances. You can add $250 or more as often as you like during the Accumulation Phase. Lower limits apply to a contract purchased in connection with a retirement plan. Purchase Payments can be as little as $100 if they are made automatically from your checking or savings account. Any Purchase Payment in excess of $1 million dollars requires our prior approval.

INVESTMENT OPTIONS
Currently, the Separate Account invests in 81 Sub-accounts, however not all Sub-accounts may be available for all contracts. Depending upon market conditions, you can make or lose money in any of these Sub-accounts. You may also allocate money to the Symetra Fixed Account which credits guaranteed interest rates. We reserve the right to add, combine, restrict or remove any Sub-account available as an investment option under your contract.

CHARGES AND EXPENSES
The contract has insurance features and investment features, and there are costs related to each.
We deduct insurance charges which equal 1.40% annually of the average daily net assets of each Sub-account. The insurance charges include the mortality and expense risk charge, 1.25% annually, and asset related administration charge, 0.15% annually. These are not charged on money allocated to the Symetra Fixed Account.
Each Contract Year, we deduct an annual administration maintenance charge from your contract. Currently, we charge $30, however, we may raise this charge to $50 per Contract Year. This charge is waived if your Contract Value is $50,000 or more.

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If you take more than 10% of your Contract Value out in a Contract Year, you may be assessed a contingent deferred sales charge. The amount of this charge depends upon the age of your contract, not on the age of each Purchase Payment. The charge is based upon the amount withdrawn and starts at 8% in the first Contract Year and decreases one percent each Contract Year until the ninth and later Contract Years when there is no charge.
A separate withdrawal charge equal to the lesser of $25 or 2% of the amount withdrawn may apply to each withdrawal after the first in a Contract Year.
You can transfer between investment options up to 12 times per Contract Year free of a transfer charge. Your transfers may be limited, however, by market timing and excessive trading policies and procedures. A transfer charge equal to the lesser of $10 or 2% of the amount being transferred may apply to each additional transfer.
In a limited number of states there is a premium tax of up to 3.5%, depending upon the state. In this case, a premium tax charge for the payment of these taxes may be deducted.
Loans may be available for certain qualified contracts. For any loans taken against the Contract Value, the loan net interest rate is an annual rate of 2.5% of the loan amount.
For contracts issued between April 30, 2004 and April 30, 2010 (subject to approval in the state where the contract was issued), additional death benefit options were available. If you elected one or more of the optional death benefit riders, we will deduct an additional charge. This charge will vary depending upon which optional death benefit rider(s) you elected. If you elected the Guaranteed Minimum Death Benefit - Annual Reset rider, we will deduct an additional charge which is equal, on an annual basis, to 0.20% of the average daily net assets of each Sub-account. If you elected the Earnings Enhancement Benefit rider, we will deduct an additional charge which is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account and the Symetra Fixed Account.
There are also annual Portfolio expenses which vary depending upon the Portfolios you select. In 2019, these expenses ranged from 0.32% to 2.16% after any applicable expense reimbursements or fee waivers.
The Fee Table and Examples following this Summary show the various expenses you will incur directly and indirectly by investing in the contract. There are situations where all or some of the Owner transaction expenses do not apply. See “Section 5 - Charges and Expenses” for a more detailed discussion.

TAXES
This description generally refers to the taxation of non-qualified contracts which are contracts issued outside of a qualified retirement plan. Generally, earnings and amounts equal to Purchase Payments made with pre-tax dollars are not taxed until you take them out. During the Accumulation Phase, if you take a withdrawal from a non-qualified contract you are taxed first on earnings. Earnings are taxed as ordinary income and do not qualify for lower rates applicable to long term capital gains and corporate dividends. Withdrawals from contracts issued in connection with certain retirement plans generally will result in taxable income even if there are no earnings in the contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% penalty on the taxable amount. During the Income Phase, annuity payments are considered partly a return of your original investment and partly earnings, and are taxed in the year received.

ACCESS TO YOUR MONEY
You may withdraw money at any time during the Accumulation Phase unless you are restricted by requirements of a retirement plan. Each Contract Year, you can take up to 10% of the Contract Value without paying a contingent deferred sales charge. Amounts in excess of 10% may be subject to a contingent deferred sales charge. This charge varies based on the age of your contract, not on the age of particular Purchase Payments. You may have to pay income taxes and tax penalties on any money you take out.

PERFORMANCE
The value of your contract will vary up or down depending upon the investment performance of the Sub-accounts you choose. Past performance is not a guarantee of future results.

DEATH BENEFIT
If you die before moving to the Income Phase, we will pay a death benefit as described in “Section 8 - Death Benefit.” If available in your state and your contract was purchased between April 30, 2004, and April 30, 2010, there were two optional death benefits available for selection. You may have elected none, one or both benefits at the time you purchased your contract.

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Guaranteed Minimum Death Benefit - Annual Reset Rider (“GMDB - Annual Reset”) resets the guaranteed minimum death benefit annually each contract anniversary until the oldest Owner attains age 75. This rider was not available for Tax Sheltered Annuities or Deferred Compensation Plans.
Earnings Enhancement Benefit Rider (“EEB”) may add 25% or 40% (depending on the age of the oldest Owner on the issue date of the contract) of your contract’s earnings, if any, to the death benefit payable at your death. This rider was available only for non-qualified contracts.

OTHER INFORMATION
Right to Examine.  After you purchased your contract, you had a limited period of time to cancel the contract as stated on the front page of your contract. If you had canceled your contract, we would have sent your money back without assessing a contingent deferred sales charge or any other charges.
Transactions.  Under the following strategies, you can initiate transfers or withdrawals as desired or schedule them in advance. These are available at no additional charge.

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Dollar Cost Averaging: You may elect to automatically transfer a set amount from any Sub-account or the Symetra Fixed Account to any of the other Sub-accounts monthly or quarterly. This feature attempts to achieve a lower average cost per unit over time.

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Appreciation or Interest Sweep: If your Contract Value exceeds $10,000, you may elect to have interest from the Symetra Fixed Account or earnings from the Fidelity VIP Government Money Market Portfolio automatically swept monthly, quarterly, or annually into any other Sub-account of your choice.

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Sub-account Rebalancing: If your Contract Value exceeds $10,000, you may elect to have each Sub-account rebalanced quarterly, semi-annually, or annually to maintain your specified allocation percentages. The minimum Contract Value requirement is waived if a Symetra Life approved asset allocation program was used for Sub-account rebalancing.

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Repetitive Withdrawals: You may elect to receive monthly, quarterly, or annual checks during the Accumulation Phase. Any money you receive may result in contract charges, income taxes, and tax penalties.

Qualified Contracts.  Your contract may have been purchased as an IRA, Roth IRA, Tax Sheltered Annuity (“TSA”), Roth TSA, or Deferred Compensation Plan (“457”), which we also refer to as qualified contracts because they are qualified to provide you certain tax deferral features under the Internal Revenue Code. You do not have to purchase an annuity contract to obtain the same type of tax deferral as provided by other qualified retirement arrangements. However, the contract provides features and benefits not provided by such other arrangements. There are costs and expenses under the contract related to these benefits and features. You should consult your tax advisor to determine whether the use of the contract within a qualified retirement plan is an appropriate investment for you. Access to amounts held in a qualified contract may be restricted or prohibited.
State Variations.  Certain provisions of the contract may be different from the general description in this prospectus, and certain riders, options, charges and fees may not be available or may vary, because of legal restrictions in your state. See your contract for specific variations since any such state variations will be included in your contract or in riders or endorsements attached to your contract. See your agent or contact us for specific information that may be applicable to your state.

INQUIRIES
Symetra Life’s principal place of business is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. All communications to Symetra Life should be directed as follows:

Account Maintenance: For general correspondence, all written communications, including additional Purchase Payments, and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
P.O. Box 305156
Nashville, TN 37230-5156

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We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the addresses listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
100 Centerview Drive, Suite 100
Nashville, TN 37214-3439

By Phone: 1-800-796-3872
On the Internet: http://www.symetra.com

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FEE TABLE

The purpose of the Fee Table is to show you the various fees and expenses you will incur directly and indirectly by buying, owning and surrendering the contract. The Fee Table reflects the expenses of the Separate Account as well as the Portfolios.
The Owner Transaction Expenses Table describes the fees and expenses that you will pay when you make withdrawals or transfer money between investment options. State Premium Taxes may also be deducted.

OWNER TRANSACTION EXPENSES	MAXIMUM AMOUNT DEDUCTED	CURRENT AMOUNT DEDUCTED
CONTINGENT DEFERRED SALES CHARGE (1) (As a percentage of the amount withdrawn)	8%
Year 1 ...........................   8%

Year 2 ........................... 7%

Year 3 ...........................   6%

Year 4 ...........................   5%

Year 5 ...........................   4%

Year 6 ...........................   3%

Year 7 ...........................   2%

Year 8 ...........................   1%

Year 9+..........................   0%

WITHDRAWAL CHARGE (2) (Assessed for each withdrawal after the first withdrawal in a Contract Year)	$25	$25 or 2% of amount withdrawn whichever is less
TRANSFER CHARGE (Assessed for each transfer in excess of 12 transfers in a Contract Year)	$10	$10 or 2% of amount transferred whichever is less
LOAN NET INTEREST RATE (3) (Shown as an annual rate)	2.5% of the loan amount	2.5% of the loan amount

(1)	We eliminate this charge for individual retirement annuities purchased with rollovers of $1,000 or more from employer-sponsored plans that own group variable annuities issued by us.

(2)	The withdrawal charge is assessed in addition to any applicable contingent deferred sales charge.

(3)
The annual loan net interest rate of 2.5% is equal to the difference between the interest rate we charge and the interest rate we credit on the loan amount. Loans are available only for contracts issued pursuant to a Section 403(b) plan.

The Periodic Charges Table below describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio fees and expenses. This table also includes the charges you pay if you added optional benefits to your contract.

	AMOUNT DEDUCTED
PERIODIC CHARGES (Not Including Portfolio Operating Fees And Expenses)	MAXIMUM GUARANTEED CHARGE	CURRENT CHARGE
ANNUAL ADMINISTRATION MAINTENANCE CHARGE (1)	$50 (2)	$30
SEPARATE ACCOUNT ANNUAL EXPENSES (As a percentage of average daily net assets of each Sub-Account)
Mortality And Expense Risk Charge	1.25%	1.25%
Asset Related Administration Charge	0.15%	0.15%
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES	1.40%	1.40%
CHARGES FOR OPTIONAL FEATURES (For Contracts Purchased Prior to May 1, 2010)
GUARANTEED MINIMUM DEATH BENEFIT – ANNUAL RESET (As a percentage of the average daily Contract Value invested in the Sub-accounts)	0.20%	0.20%
EARNINGS ENHANCEMENT BENEFIT (As a percentage of the average daily Contract Value invested in the Sub-accounts and in the Symetra Fixed Account)	0.15%	0.15%
TOTAL WITH ALL OPTIONAL FEATURES	1.75%	1.75%

(1)	We do not deduct this charge if the Contract Value is at least $50,000 when the deduction is to be made.

(2)	The maximum guaranteed charge for contracts issued in 2005 and earlier may be $35 depending on your state of residence. Please see your contract for more information.

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The Total Annual Portfolio Operating Expenses table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you own the contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year December 31, 2019. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds. The fees and expenses (including management fees, distribution (12b-1) fees and other expenses) for each individual Portfolio are contained in the prospectuses for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)	Lowest	Highest
Range of total annual Portfolio operating expenses (before any waivers or expense reimbursement)	0.43%	2.27%
Range of total annual Portfolio operating expenses (after any waiver or expense reimbursement) (2)	0.32%	2.16%

(1)	We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio.

(2)
The range of total annual Portfolio operating expenses after any waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment advisor to reimburse or waive Portfolio operating expenses until at least April 30, 2021 Advisors to certain Portfolios offered in the contract agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.

The above Portfolio expenses were provided by the Portfolios. We have not independently verified the accuracy of the information.

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EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, Separate Account annual expenses, (including the mortality and expense risk charge and the asset related administration charge), and the Portfolio fees and expenses.
For purposes of calculating the examples, we use an average annual administration maintenance charge based on the charges paid in 2019. The examples do not reflect premium taxes that may apply depending on the state where you live, and assume no transfers, loans or partial withdrawals. The examples do not take into consideration any fee waiver or expense reimbursement arrangements of the underlying Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower. Different fees may be imposed during the Income Phase. Please see “Section 5 - Charges and Expenses” for a more detailed description. We based annual expenses of the underlying Portfolios on data provided by the Portfolio companies for the year ended December 31, 2019. We did not independently verify the data provided, but we did prepare the examples.
The examples should not be considered a representation of past or future expenses. Your actual costs may be higher or lower. The 5% annual return assumed in the examples is purely hypothetical. Actual returns (investment performance) will vary and may be more or less than 5%.

You would pay the following expenses on a $10,000 investment in the contract for the time periods indicated below assuming that your investment has a 5% return each year.
THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS

If You Surrender Your Contract At The End of Each Time Period				If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$1,101	$1,689	$2,288	$3,928	$372	$1,130	$1,906	$3,928
THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS

If You Surrender Your Contract At The End of Each Time Period				If The Contract Is Not Surrendered or Is Annuitized
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$934	$1,184	$1,438	$2,205	$192	$593	$1,019	$2,205
CONDENSED FINANCIAL INFORMATION
Appendix B contains Accumulation Unit value history for the Sub-accounts.

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1. THE ANNUITY CONTRACT

The variable annuity contract described in this prospectus is no longer available for sale. However, we do continue to administer the contracts and you may continue making Purchase Payments to your existing contract.
The annuity contract is an agreement between Symetra Life and you, the Owner, where we promise to pay an income in the form of annuity payments, beginning on a date you select, or a death benefit. When you are investing money, your contract is in the Accumulation Phase. Once you begin receiving annuity payments, your contract is in the Income Phase.
Contracts owned by or for individuals generally benefit from tax deferral under the Internal Revenue Code of 1986, as amended (the “Code”). You can change your investment allocation or transfer between investment options without paying tax on contract earnings until you take money out.
The contract is called a variable annuity because you can choose among the available Sub-accounts. Each Sub-account invests in a corresponding Portfolio and you can make or lose money depending upon market conditions. The investment performance of the Sub-account(s) you select affects the value of your contract and therefore, affects the amount of the annuity payments available at the time of annuitization. Investment performance of the Sub-account(s) also impacts the amount of any variable annuity payments.
The contract also has a fixed account which earns interest at a rate set and guaranteed by us. The annual effective interest rate credited to a Purchase Payment will never be less than the rate guaranteed in your contract and is guaranteed for at least 12 months. The total interest credited to you in the Symetra Fixed Account affects the Contract Value.
OWNER
The Owner (“you”) is as shown on the contract application, unless changed. You, as the Owner, may exercise all ownership rights under the contract. The contract must be issued prior to the Owner reaching the maximum issue age as stated in the contract. In certain situations, we may preserve a younger age on your contract.
A non-qualified contract can be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both joint Owners direct us otherwise in writing. Naming joint Owners can have a negative impact on the death benefit. See “Section 8 - Death Benefit” for more information.
An Owner who is a non-natural person (e.g., a corporation or a trust) may not name a joint Owner. You may change the Owner or joint Owner by sending us a signed and dated request. If you designate someone else as Owner, that person must not have been older than the maximum issue age on the Contract Date. Unless you specify otherwise, a change in ownership is effective as of the date you signed the notice of change, subject to any payments made or actions we may take prior to receipt of the notice.
Use care when naming joint Owners and Beneficiaries and consult your agent or other advisor if you have questions.
ANNUITANT
The Annuitant(s) is/are the person(s) on whose life/lives annuity payments are based. You are the Annuitant unless you designate someone else before the Annuity Date. If you designate someone else as Annuitant, that person must not be older than the maximum issue age as stated in the contract on the Contract Date. Owners who are non-natural persons (e.g., corporations or trusts) may not change the Annuitant.
BENEFICIARY
The Beneficiary is the person or entity that is entitled to receive a benefit as described in “Section 8 - Death Benefit.” You initially name the Beneficiary on your contract application. You may change the Beneficiary at any time by sending us a signed and dated request. You may designate an irrevocable Beneficiary on your contract. An irrevocable Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation nor for any actions we may take prior to receiving and recording a Beneficiary change. In the case of certain contracts issued in connection with retirement plans, the retirement plan may prescribe certain limitations on the designation of a Beneficiary. Since Beneficiaries have no rights under your contract until your death, they should notify us of a death as promptly as possible.
ASSIGNMENT
You can assign the contract unless restricted by applicable law; however, the new Owner can not be older than the maximum issue age on the Contract Date. Assignments may result in current taxation and, if you are under age 59 1/2, a 10% tax penalty. If this contract is assigned, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any

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assignments unless in writing. Assignments are effective on the date you sign the notice of assignment, subject to all payments made and actions we take before we receive a signed copy of the assignment form at our Account Maintenance address. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid.
If your contract is an IRA or otherwise issued in connection with a tax-qualified retirement plan, your ability to assign the contract may be limited.

2. ANNUITY PAYMENTS (INCOME PHASE)

You can switch to the Income Phase at any time after the contract has been in effect for one year (eight years for the Payments Based on a Number of Years annuity option), by notifying us in writing at least 30 calendar days prior to the date that you want annuity payments to begin. For contracts issued before April 30, 2004, you can switch to the Income Phase at any time. For all contracts, however, the Income Phase will start no later than the maximum annuitization age shown on your contract or earlier if required by law and certain restrictions may apply under some retirement plans.
During the Income Phase, the payee (you or someone you choose) will receive annuity payments beginning on the Annuity Date. You name the payee when you elect an annuity option and you may change the payee designation at any time by writing to us. You may select or change an annuity option at any time prior to switching to the Income Phase by completing an election form that you can request in writing or by phone from us at any time or by downloading the form from our web site. Some retirement plans and/or contract versions require that the Annuitant be the Owner and payee once annuity payments begin.
Switching to the Income Phase is irrevocable. Once you begin receiving annuity payments, you cannot switch back to the Accumulation Phase. During the Income Phase, you cannot add Purchase Payments, change or add an Annuitant, change the annuity option, or change between fixed and variable annuity payments. When the contract switches to the Income Phase, the GMDB-Annual Reset rider and the EEB rider will no longer be applicable and there will generally be no death benefit. If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences.
Annuity payments will begin on the earlier of:

•	the first available payment date after you elect to begin annuity payments;

•	the latest Annuity Date specified in your contract; or

•	a different Annuity Date if required by law.

PAYMENT OPTIONS
Other than the period certain annuity, you may choose whether annuity payments will be made on a fixed basis, variable basis, or both. Period certain annuities are available only on a fixed basis. Annuity options made on a variable basis convert Accumulation Units to Annuity Units on the date you switch to the Income Phase. Once annuity payments under a life annuity option are started, they cannot be exchanged for a lump sum. See the SAI for additional information.
ANNUITY OPTIONS
You may choose one of the options listed below. The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity option you choose, the frequency of annuity payments, the investment performance if you choose variable annuity payments, the Annuitant’s age at the time you switch to the Income Phase and under some contracts, the Annuitant’s sex. If you choose a life annuity option, the number of annuity payments the payee receives depends on how long the Annuitant lives, not the Annuitant’s life expectancy.
Life Annuity.  The payee receives annuity payments as long as the Annuitant is living. Annuity payments stop when the Annuitant dies. There is no minimum number of payments with this option.
Life Annuity with Guaranteed Period.  The payee receives annuity payments for the longer of the Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. Annuity payments stop on the later of the date the Annuitant dies or the date the last guaranteed payment is made. The amount of the annuity payments may be affected by the length of the guaranteed period you select. A shorter guaranteed period will result in higher annuity payments during the Annuitant’s life and fewer or no remaining guaranteed payments to the Beneficiary. A longer guaranteed period will result in lower annuity payments. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the payee. As an alternative to monthly payments, the payee may elect to have the variable payments remaining commuted at the assumed interest rate of 4% and paid in a single lump sum. This alternative is not available for fixed payments.

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Joint and Survivor Life Annuity.  The payee receives annuity payments as long as the Annuitant is living. After either Annuitant dies, the payee receives a specified percentage of each annuity payment as long as the other Annuitant is living. Annuity payments stop the later of the date the Annuitant dies or the date the second Annuitant dies. You name the joint Annuitant and payment percentage at the time you elect this option and they cannot be changed once the Income Phase begins. Choosing a lower percentage amount to be paid after the death of either Annuitant results in higher payments while both Annuitants are living.
Joint and Survivor Life Annuity with Guaranteed Period.  The payee receives annuity payments for the longer of the Annuitant’s life, the joint Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. The full benefit amount will continue to be paid to the payee until the later of the first death of either the Annuitant or joint Annuitant and the end of the guaranteed period. If only one Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the payee. You name the joint Annuitant, payee and payment percentage at the time you elect this option and they cannot be changed once the Income Phase begins. Choosing a lower percentage amount to be paid after the death of either Annuitant results in higher payments while both Annuitants are living. Annuity payments stop the later of the date the Annuitant dies, the joint Annuitant dies or the date the last guaranteed payment is made.
Payments Based on a Number of Years.  This annuity option is only available after the eighth Contract Year and if your Contract Value is $25,000 or more at the time this option is selected. The payee receives annuity payments based on a number of years as selected by you and agreed to by us. You must select a period of at least five years. In general, your Contract Value is amortized over a specific term and Accumulation Units and/or the value of the Symetra Fixed Account is liquidated as each payment is made. Therefore, each annuity payment reduces the number of Accumulation Units and/or value of the Symetra Fixed Account. Please see the SAI for a more detailed discussion of how this annuity option is calculated. Annuity payments continue until the entire value in the Sub-accounts and/or Symetra Fixed Account has been paid out. You can stop these annuity payments at any time and receive a lump sum equal to the remaining Contract Value. There may be tax consequences and penalties for stopping these annuity payments. However, this feature may be important to you if you do not have other sources of funds for emergencies or other financial needs that may arise. This option does not promise to make payments for the Annuitant’s life. If the Owner dies before all annuity payments have been made, we will pay a death benefit equal to the Contract Value as of the date we receive proof of death and the Beneficiary election form. See “Section 8 - Death Benefit” for more information.
Period Certain Annuity.  The payee receives annuity payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the Annuitant’s life expectancy. This option does not guarantee payments for the rest of the Annuitant’s life. This payout option is available only as a fixed annuity. If your contract is a qualified contract, period certain payments without a life contingency may not satisfy required minimum distribution rules. Annuity payments stop at the end of the guaranteed period. Consult a tax advisor before electing this option.
If you do not choose an annuity option at least 30 calendar days before the latest Annuity Date specified in your contract, we will make annuity payments under the Payments Based on a Number of Years annuity option unless your contract states otherwise. The number of years will be equal to the Annuitant’s life expectancy. If your Contract Value is less than $25,000, we will make annuity payments under the Life Annuity with Guaranteed Period using a guaranteed period of 10 years.
You may choose to have annuity payments made on a monthly, quarterly, semi-annual or annual basis. If the amount applied to an annuity option is less than $5,000, we may pay you in a lump sum where permitted by state law. We reserve the right to change the payment frequency if payment amounts would be less than $250. You may elect to have payments delivered by mail or electronically transferred to a bank account.
Proof of Age or Sex.  We may require proof of age or sex before beginning annuity payments that are based on life or life expectancy. If the age or sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until the total is repaid. We will not credit interest on underpayments or charge interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.
Variable Annuity Payments.  Any portion of annuity payments based on investment in the Sub-accounts will vary in amount depending on investment performance. Unless you tell us otherwise, annuity payments will be based on the investment allocations in place on the date you switch to the Income Phase.
If you choose to have any portion of annuity payments based on investment in the Sub-accounts, the dollar amount of each payment will depend on:

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•
the value of your contract (minus any outstanding loan amount) in the Sub-accounts as of the first close of the NYSE on or after the 15th day of the month preceding the Annuity Date (if the NYSE is not open on that date, the calculation will be made on the next Business Day);

•	an assumed investment return; and

•	the investment performance of the Sub-accounts you selected.
Your contract contains a Variable Annuity Purchase Rate Table that we use to determine the amount of the first annuity payment under your contract. The tables are based on an annual investment return of 4% and the Annuity 2000 Mortality Table. The amount of the first annuity payment is generally determined on the basis of the annuity option selected, the annuity purchase rate (as shown in your contract’s Variable Annuity Purchase Rate Table), the age and sex of the Annuitant, and the Annuity Date. If actual investment performance of the Sub-accounts exceeds the assumed investment return of 4%, the value of Annuity Units increases and the next variable annuity payment will be larger. Similarly, if the actual investment performance is less than the assumed investment return, the value of Annuity Units decreases and the next variable annuity payment will be smaller. Under any variable annuity option, actual investment performance of the Sub-accounts will affect the amount of annuity payments. For more information, please see the SAI.
Fixed Annuity Payments.  The dollar amount of fixed annuity payments does not vary with investment performance, therefore, each payment amount will stay the same. Annuity payments under all life annuity options will be determined by applying the Contract Value or a portion of the Contract Value (minus any outstanding loan amount) to purchase fixed annuity payments to the Fixed Annuity Purchase Rate Table shown in your contract, or the current rates at that time if more favorable to you. The amount of fixed annuity payments under the Payments Based on a Number of Years annuity option is determined by taking the value of the contract over the term chosen at the minimum interest rate guaranteed under the contract.
CHANGING SUB-ACCOUNTS DURING THE INCOME PHASE
After you switch to the Income Phase, you may request to change Sub-account elections only once a month if you are taking variable annuity payments. Transfers are not allowed to or from the Symetra Fixed Account. Changes will affect the number of units used to calculate annuity payments. See the SAI for more information.

3. PURCHASE

PURCHASE PAYMENTS
We no longer sell the Spinnaker Variable Annuity. However, we do continue to administer the contracts and you may continue making additional Purchase Payments to your existing contract.
Any single Purchase Payment in excess of $1 million requires our prior approval.
Additional Purchase Payments.  Additional Purchase Payments of $250 or more may be made at any time during the Accumulation Phase by sending them to our Account Maintenance address and should include your account number. Each non-qualified Purchase Payment made through Systematic Investing must be at least $100. If you purchased a qualified contract, any subsequent Purchase Payments must be $30 or more, unless your retirement plan has a different requirement. Additional Purchase Payments made by check, mailed to our Account Maintenance address and received with all the information we need to process them are credited to your contract on the same Business Day as received by us. However, if your Purchase Payment is received at Symetra Life after the close of the NYSE, any portion to be allocated to the Sub-accounts will be credited the next Business Day. See “Section 3 - Allocation of Purchase Payments.”
Processing of Purchase Payments may be delayed by circumstances outside our control - for example, if your registered representative does not forward your Purchase Payments to us promptly. In addition, if your Purchase Payment is received without the necessary information we need to process it, processing delays will occur as we attempt to contact you to get the necessary information. If we cannot get all the required information within five Business Days, we will either return your Purchase Payment or get your or your registered representative’s permission to keep it until we have received the necessary information. However, if the necessary information is not received after 15 Business Days, we will return the Purchase Payment. We will not deem payments sent to any other office besides our Account Maintenance address as received by us until such payment reaches our Account Maintenance address and are picked up and delivered to our processing office.
We reserve the right to refuse any Purchase Payment that is over $1 million dollars; that does not meet our minimum requirements; that is received without the necessary information to process the payment; that is made for market timing purposes; or is otherwise contrary to law for Symetra Life to accept. If we refuse a Purchase Payment, we will return it to you within five Business Days.

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ALLOCATION OF PURCHASE PAYMENTS
You told us how to apply your initial Purchase Payment by specifying your desired allocations on the contract application. Unless you tell us otherwise, subsequent Purchase Payments will be allocated in the same proportion as your most recent Purchase Payment (unless that was a Purchase Payment you directed us to allocate on a one-time-only basis). You may change the way subsequent Purchase Payments are allocated by providing us with written instructions, by telephoning us, or, if available, electronically by the Internet if we have your written authorization to accept telephone or Internet instructions. See "Section 4 - Transfer Transactions Available.”

Once we receive a Purchase Payment, the portion to be allocated to the Symetra Fixed Account is credited as of the day it is received. The portion to be allocated to the Sub-accounts is effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern time. If for any reason the NYSE is closed when we receive your Purchase Payment, it will be valued as of the close of the NYSE on its next regular Business Day.
ACCUMULATION UNITS
The value of the variable portion of your contract will go up or down depending upon the investment performance of the Sub-account(s) you choose. In order to keep track of this, we use a unit of measure called an Accumulation Unit. During the Income Phase, we call the units of measure Annuity Units.
We calculate the value of an Accumulation Unit for each Sub-account as of the time the NYSE closes each day. To determine the current Accumulation Unit value, we take the prior day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current day. Changes in the Accumulation Unit value reflect the investment performance of each Sub-account as well as the deductions for insurance and other charges. The value of an Accumulation Unit will usually go up or down from day to day.
The Net Investment Factor is used to measure the daily change in Accumulation Unit value for each Sub-account. The Net Investment Factor equals:

•	the net asset value per share of the applicable Portfolio at the end of the current day plus the per share amount of any dividend or income distributions made by the Portfolio that day; divided by

•	the net asset value per share of the Portfolio at the end of the prior day plus the per share amount of any dividend or income distributions made by the Portfolio that day; minus

•	the daily insurance charges and any taxes Symetra Life may incur on earnings attributable to the applicable contracts, expressed as a percentage of the total net assets of the Sub-account.
When you make Purchase Payments or transfers into a Sub-account, we credit your contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment or amount transferred into a Sub-account by the value of the Accumulation Unit for that particular Sub-account. Similarly, when you request a withdrawal or a transfer of money from a Sub-account, we deduct from your contract Accumulation Units representing the withdrawal amount.
Example: Assume that on Monday we receive a $1,000 Purchase Payment from you before the NYSE closes. You have told us you want this to go to the Fidelity VIP Growth & Income Portfolio. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP Growth & Income Portfolio is $34.12. We then divide $1,000 by $34.12 and credit your contract on Monday night with 29.31 Accumulation Units for the Fidelity VIP Growth & Income Portfolio.
ASSET ALLOCATION MODELS
Symetra Life no longer makes asset allocation models available for use by contract Owners. However, in the past, you may have chosen an asset allocation model then available for use. Pursuant to an agreement with Symetra Life, a third party determined the composition of each model and was compensated by Symetra Life for doing so. When you elected a model, your Contract Value was reallocated to match the allocation percentages of the model. Unless you tell us otherwise, any future Purchase Payments will also be allocated to match the allocation percentages of the model. If you desire, you can also enroll in a rebalancing program to periodically rebalance your Contract Value to the model’s original allocation percentages. New allocation models will not be made available. An election to change investments under your current model must be communicated to us in writing to our Account Maintenance address in accordance with our administrative form. If you change your election, you may be subject to short-term trading fees applied by the Portfolio companies and the transfer will count as a “transfer event” as specified under “Section 4 - Investment Options.”

Because Symetra Life does not provide investment advice, you should consult your financial advisor to help you determine whether the model you are invested in currently, if any, is appropriate based on your financial needs, time horizon, and

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willingness to accept investment risk. You should also consult your financial advisor periodically while you own the contract to determine that your original model’s allocation still meets your needs.
RIGHT TO EXAMINE
After you purchased the contract, you had a limited period of time to cancel the contract without charge by returning it to us or to your Symetra Life registered representative as stated on the front page of your contract. If you had canceled your contract, we would have included a refund of all charges that may have been deducted from your contract.

4. INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS
During the Accumulation Phase, you may allocate your Purchase Payments and Contract Value to any of the Sub-accounts available under your contract. Each Sub-account purchases the shares of one underlying Portfolio that has its own investment objective. The Portfolios are not offered directly to the public, but are available to life insurance companies as investment options for variable annuity and variable life insurance contracts. Symetra Life is not recommending a particular Portfolio or offering investment advice.
The following Portfolios are currently offered under the contract. However, not all Portfolios are available to all contract Owners. The name, investment objective, and investment advisor of the Portfolios offered under this contract are listed below. There is no assurance that any of the Portfolios will achieve their stated objective. You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectuses for the Portfolios, which can be obtained without charge by contacting our Account Maintenance address. You should read those prospectuses carefully before investing. If you have received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus. The Portfolio information below was provided by the Portfolios. We have not independently verified the accuracy of the information.

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund - Series II	The fund’s investment objective is to seek capital growth.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	The fund’s investment objective is long-term growth of capital.	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	The fund's investment objective is to seek capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund was reorganized into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund effective April 30, 2020.
Invesco V.I. Small Cap Equity Fund - Series II	The fund's investment objective is long-term growth of capital.	Invesco Advisers, Inc.
Series II shares of the above Portfolios are available to all contract Owners under this contract. If Series I and Series I shares of the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund and/or the Invesco V.I. International Growth Fund are available to a contract Owner, we will allocate investments to the Series I fund.

ALPS Variable Investment Trust
Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II	The Portfolio seeks to provide investors with capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio - Class II	The Portfolio seeks to provide investors with capital appreciation and some current income.	ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio - Class II	The Portfolio seeks to provide investors with current income and preservation of capital.	ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio - Class II	The Portfolio seeks to provide investors with capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Morningstar Income and Growth ETF Asset Allocation Portfolio - Class II	The Portfolio seeks to provide investors with current income and capital appreciation.	ALPS Advisors, Inc. Sub-Advised by Morningstar Investment Management LLC
The ETF Portfolios listed above are “funds-of-funds” and seek to achieve their investment objectives by investing primarily in portfolios of underlying exchange-traded funds which are open end mutual funds that can be traded at any time of the day (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). These Underlying ETFs, in turn, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments in an attempt to approximate the investment performance of the applicable benchmark. Funds-of-funds may have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.

American Century Variable Portfolios, Inc.
American Century VP Balanced Fund Class I	The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP Inflation Protection Fund Class II	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century Investment Management, Inc.
American Century VP International Fund Class I	The fund seeks capital growth.	American Century Investment Management, Inc.
American Century VP Large Company Value Fund Class II	This fund seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
American Century VP Ultra® Fund Class II	The fund seeks long-term capital growth.	American Century Investment Management, Inc.
Class II shares of the American Century VP Ultra® Fund are available to all contract Owners under this contract. If Class I and Class II shares of the American Century VP Ultra® Fund are available to a contract Owner, we will allocate investments to the Class I fund.

American Century VP Value Fund Class I	The fund seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BNY Mellon Investment Portfolios
BNY Mellon Investment Portfolios - Technology Growth Portfolio - Initial Shares	The fund seeks capital appreciation.	BNY Mellon Investment Advisors, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	The fund seeks long-term capital appreciation.	BNY Mellon Investment Advisors, Inc.
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc. - Service Shares	The fund seeks to match the total return of the Standard & Poor’s® 500 Index.	BNY Mellon Investment Advisors, Inc. Mellon Investments Corporation is the fund's index fund manager.
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio Class F
The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.
Calvert Research and Management

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PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Calvert VP Investment Grade Bond Index Portfolio Class I	The Investment Grade Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Capital Aggregate Bond Index.	Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP Nasdaq 100 Index Portfolio Class I	The Nasdaq 100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq 100 Index.	Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP Russell 2000 Small Cap Index Portfolio Class F	The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.	Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert VP S&P MidCap 400 Index Portfolio Class F	The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert Research and Management Sub-advised by Ameritas Investment Partners, Inc.
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio Class I	The SRI Balanced Portfolio seeks a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.	Calvert Research and Management
Deutsche DWS Variable Series I
DWS Capital Growth VIP - Class B	The fund seeks to provide long-term growth of capital.	DWS Investment Management Americas, Inc.
DWS CROCI® International VIP - Class A	The fund seeks long-term growth of capital.	DWS Investment Management Americas, Inc.
DWS Global Small Cap VIP - Class B	The fund seeks above-average capital appreciation over the long term.	DWS Investment Management Americas, Inc.
Deutsche DWS Variable Series II
DWS International Growth VIP - Class B	The fund seeks long-term capital growth.	DWS Investment Management Americas Inc.
Fidelity® Variable Insurance Products
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Fidelity® VIP ContrafundSM Portfolio seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Fidelity® VIP Equity Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	Fidelity® VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	Fidelity® VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	Fidelity® VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	Fidelity® VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.	FMR Co., Inc. (FMRC) an affiliate of Fidelity Management & Research Company (FMR) is the fund's manager.
Fidelity® VIP Government Money Market Portfolio - Service Class 2	Fidelity® VIP Government Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investment Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Growth & Income Portfolio - Initial Class	Fidelity® VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity® VIP Mid Cap Portfolio seeks long-term growth of capital.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Overseas Portfolio - Service Class 2	Fidelity® VIP Overseas Portfolio seeks long-term growth of capital.
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.

Fidelity, the Fidelity Investments Logo, Contrafund, Equity Income, FundsManager, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio are registered service marks of FMR LLC.  Used with permission.

Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 2
Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.
Franklin Advisers, Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Franklin Allocation VIP Fund - Class 2 (formerly Franklin Founding Funds Allocation VIP Fund)
Seeks capital appreciation, with income as a secondary goal, by allocating its assets among equity and fixed income investments through a variety of investment strategies. Under normal market conditions, the fund allocates approximately 60% to equity investments and approximately 40% to fixed income investments of U.S. and foreign companies.

Franklin Advisers, Inc.
The Franklin Allocation VIP Fund is a “fund-of-funds”, which means that it achieves its objective by investing in other mutual funds rather than in individual securities. Funds of funds have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.

Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund - Class 2	Seeks income. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. government securities.	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 2	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging market investments.	Templeton Asset Management Ltd.
Templeton Global Bond VIP Fund - Class 2
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Global Advisors Limited
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1	The portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.	J.P. Morgan Investment Management Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio - Class S	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio - Class S	The Fund seeks growth of capital.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - Class S	The Fund seeks growth of capital.	Neuberger Berman Investment Advisers LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC Sub-advised by Research Affiliates LLC
The PIMCO All Asset Portfolio is a “fund-of-funds”, which means that it achieves its objective by investing in other mutual funds rather than in individual securities.
PIMCO CommodityRealReturn® Strategy Portfolio - Administrative Class	The Portfolio seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company LLC
Pioneer Variable Contracts Trust
Pioneer Equity Income VCT Portfolio - Class II	The Portfolio seeks current income and long-term capital growth primarily through income-producing equity securities of U.S. companies.	Amundi Pioneer Asset Management, Inc.
Pioneer High Yield VCT Portfolio - Class II	The Portfolio seeks to maximize total return by investing in below-investment-grade debt securities and preferred securities.	Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio - Class II	The Portfolio seeks long-term growth of capital. Current income is a secondary objective.	Amundi Pioneer Asset Management, Inc.
Pioneer Strategic Income VCT Portfolio - Class II	The Portfolio seeks high current income by actively managing a diversified portfolio of U.S. and international high yield and investment-grade debt securities.	Amundi Pioneer Asset Management, Inc.

CLASS I SHARES OF THE PORTFOLIO LISTED BELOW ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN IT SINCE MARCH 15, 2007
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
American Century Variable Portfolios, Inc.
American Century VP Ultra® Fund Class I	The fund seeks long-term capital growth.	American Century Investment Management, Inc.
Class II shares of the American Century VP Ultra® Fund are available to all contract Owners under this contract. If Class I and Class II shares of the American Century VP Ultra® Fund are available to a contract Owner, we will allocate investments to the Class I fund.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE APRIL 30, 2006
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

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THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE APRIL 30, 2006
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Invesco V.I. American Franchise Fund - Series I	The fund's investment objective is to seek capital growth.	Invesco Advisers, Inc.
Invesco V.I. Growth Fund and Invesco V.I. Aggressive Growth Fund were reorganized into Invesco V.I. Capital Appreciation Fund effective May 1, 2006. Effective April 30, 2012, Invesco V.I. Capital Appreciation Fund was reorganized and renamed the Invesco Van Kampen V.I. American Franchise Fund. Effective April 29, 2013, the Invesco Van Kampen V.I. American Franchise Fund changed its name to Invesco V.I. American Franchise Fund. As a result of these reorganizations and name changes, Series I shares of Invesco V.I. American Franchise Fund are available to contract Owners previously invested in Series I shares of Invesco V.I. Growth Fund and Invesco V.I. Aggressive Growth Fund. If, as a result of the merger, Series I and Series II shares of the Invesco V.I. American Franchise Fund are available to a contract Owner, we will allocate investments to the Series I fund.

Invesco V.I. Global Real Estate Fund - Series I	The fund's investment objective is total return through growth of capital and current income.	Invesco Advisers, Inc. Sub-advised by Invesco Asset Management Limited
BNY Mellon Investment Portfolios
BNY Mellon Investment Portfolios - MidCap Stock Portfolio – Initial Shares
The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index.
BNY Mellon Investment Advisors, Inc.
BNY Mellon Variable Investment Fund
BNY Mellon Variable Investment Fund - Appreciation Portfolio – Initial Shares	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Investment Advisors, Inc. Sub-advised by Fayez Sarofim & Co.
Federated Hermes Insurance Series
Federated Hermes High Income Bond Fund II – Primary Shares	The Fund's investment objective is to seek high current income.	Federated Investment Management Company
Fidelity® Variable Insurance Products
Fidelity® VIP Growth Portfolio – Initial Class	Fidelity® VIP Growth Portfolio seeks to achieve capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE MARCH 14, 2006
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series I	The fund's investment objective is to seek capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund was reorganized into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund effective April 30, 2020.
Invesco V.I. International Growth Fund - Series I	The fund's investment objective is long-term growth of capital.	Invesco Advisers, Inc.
Series II shares of the above Portfolios are available to all contract Owners under the contract. If Series I and Series II shares of the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund and/or the Invesco V.I. International Growth Fund are available to a contract Owner, we will allocate investments to the Series I fund.

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THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE APRIL 28, 2005
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Health Care Fund - Series I	The fund's investment objective is long-term growth of capital.	Invesco Advisers, Inc.
Federated Hermes Insurance Series
Federated Hermes Managed Volatility Fund II - Primary Shares	The Fund's investment objective is to achieve high current income and moderate capital appreciation.	Federated Global Investment Management Corp. ("Fed Global")Federated Investment Management Company ("FIMCO") and Federated Equity Management Company of Pennsylvania ("FEMCOPA")
Fidelity® Variable Insurance Products
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM),
FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Voya Variable Portfolios, Inc.
Voya Global High Dividend Low Volatility Portfolio Class S (formerly Voya Global Equity Portfolio Class S)	The Portfolio seeks long-term growth and current income.	Voya Investments, LLC

THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE NOVEMBER 30, 2004
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Pioneer Variable Contracts Trust
Pioneer Bond VCT Portfolio - Class I	To seek current income and total return.	Amundi Pioneer Asset Management, Inc.
Pioneer Fund VCT Portfolio - Class I	Reasonable income and capital growth.	Amundi Pioneer Asset Management, Inc.
Pioneer Select Mid Cap Growth VCT Portfolio - Class I	To seek long-term capital growth.	Amundi Pioneer Asset Management, Inc.
Pioneer Mid Cap Value VCT Portfolio - Class I	Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Amundi Pioneer Asset Management, Inc.

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THE FOLLOWING PORTFOLIOS ARE AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN THEM SINCE APRIL 30, 2003
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Deutsche DWS Variable Series II
DWS Global Income Builder VIP - Class A	The fund seeks to maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas, Inc.
Fidelity® Variable Insurance Products
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio seeks to provide capital growth.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	The portfolio seeks to provide high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management Inc.

THE FOLLOWING PORTFOLIO IS AVAILABLE ONLY IF YOU HAVE BEEN CONTINUOUSLY INVESTED IN IT SINCE APRIL 30, 2000
PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Voya Investors Trust
VY® JPMorgan Emerging Markets Equity Portfolio Class I	The Portfolio seeks capital appreciation.	Voya Investments, LLC Sub-Advised by J.P. Morgan Investment Management Inc.

In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts of other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies to invest simultaneously in the Portfolios. Currently, neither we nor the Portfolios foresee any such disadvantages to variable life insurance owners or variable annuity owners. The Portfolios must monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if we believe a Portfolio’s response to any of those events or conflicts insufficiently protects contract Owners, we will take appropriate action. For more information about the risks associated with the use of the same funding vehicle for both variable annuity contracts and variable life insurance policies of various insurance companies and/or qualified retirement plans, see the prospectuses of the Portfolios that are available upon request if they do not accompany this prospectus.
The investment performance for the Portfolios may differ substantially from publicly traded mutual funds with similar names and objectives. There can be no assurance, and we make no representation that the investment performance of the Portfolios will be comparable to any other Portfolio, even those with the same investment objectives and policies and advisor or manager. Certain Portfolios available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named Portfolio available through the contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.
COMPENSATION WE RECEIVE FROM PORTFOLIOS
We have agreements with each of the Portfolio advisors or their affiliates that describe the administrative practices and responsibilities of the parties. We receive compensation from some or all of the Portfolios or their investment advisors, administrators, and/or distributors (or their affiliates) in connection with administrative or other services provided with respect to the Portfolios. We may use this compensation for any purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. We also receive this compensation for providing services to contract Owners invested in the Portfolios on behalf of the Portfolios. The amounts we receive, if any, may be different for different Portfolios, and usually depend on how much we have invested in the applicable Portfolio. The compensation amount is typically determined by multiplying a specified annual percentage rate by the average net assets held in that Portfolio for the variable annuity contracts and variable life insurance policies issued by us that offer that particular Portfolio. Currently, the

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maximum percentage rate we receive for any Portfolio offered under this contract is 0.30%. Some advisors may pay us less; some do not pay us any such compensation.
The compensation we receive is paid by the advisor or its affiliate out of profits which may include fees the advisor deducted from fund assets or from the advisor’s (or its affiliate’s) other sources of revenue. You will bear the costs of these fees indirectly through your investment in the Sub-accounts that invest in these Portfolios. You may obtain a list of such fees that we receive by contacting us at our Account Maintenance address. The compensation that we receive may be significant and we may profit from this compensation.
In addition, some of the Portfolios may make payments to us or our affiliates pursuant to a distribution and/or servicing plan adopted by the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees are for distribution and/or servicing that we perform on behalf of the Portfolios. Such distribution and/or servicing fee is disclosed in the prospectus for each Portfolio and is paid directly out of Portfolio assets. Currently, the maximum percentage rate we receive for any Portfolio is 0.25%. Some advisors may pay us less; some do not pay us any such compensation.
When determining which Portfolios to offer in our variable contracts, we consider the Portfolios’ name recognition, investment objective, performance, and reputation. We also consider the amount of compensation that we receive from the Portfolios, their advisors, or their distributors. We review our Portfolios periodically. Based upon our review, we may remove or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Portfolio if the Portfolio no longer meets one or more of the criteria. We do not recommend any particular Portfolio, and we do not provide investment advice.
Although the compensation we receive may be used indirectly for distribution of the contracts, compensation for selling the contracts is set by Symetra Life and paid directly by us to the broker-dealer selling you this contract. See “Section 9 - Other Information” for information regarding the selling compensation we pay for sales of the contracts.
CHANGES TO THE INVESTMENT OPTIONS
We reserve the right to add, combine, restrict, or remove any Sub-account as an investment option under your contract. If any shares of the Sub-accounts are no longer available, or if in our view no longer meet the purpose of the contract, it may be necessary to substitute shares of another Sub-account. New or substitute Sub-accounts may have different fees and expenses and their availability may be limited to certain classes of purchasers. It may also be necessary to close Sub-accounts to allocations of new Purchase Payments by existing or new contract Owners and we reserve the right to do so at any time and in our discretion. We further reserve the right to restrict or remove the Symetra Fixed Account as an investment option available under the contract. We will seek prior approval of the SEC (to the extent required by law) and give you notice before making any changes to the investment options.
AVAILABILITY OF THE SUB-ACCOUNTS
Certain Sub-accounts are closed to new investors and only available to contract Owners who have been continuously invested in them as of a certain date. Once a contract Owner has transferred the entire value out of one of these closed Sub-accounts, the Sub-account is no longer available to the contract Owner for investment.
VOTING RIGHTS
We are the legal owner of the Portfolios’ shares. However, when a Portfolio solicits proxies in connection with a shareholder vote, we are required to ask you for instructions as to how to vote those shares. The Portfolio shares are voted in accordance with the instructions we receive from you. We vote Portfolio shares for which no timely instructions are received in proportion to the voting instructions that are received with respect to the Separate Account. For this reason, a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
You have no voting rights with respect to values in the Symetra Fixed Account.
SYMETRA FIXED ACCOUNT
The contract also offers a fixed account which credits interest rates that are set and guaranteed by Symetra Life. At the time you purchased the contract, you could have chosen to allocate your Purchase Payment to any of the following Initial Guaranteed Interest Periods: 1-year, 3-year and 5-year. Different interest rates may apply to each of the initial guaranteed periods. Only initial Purchase Payments of $1,000 or more could be made to the 3-year and 5-year Initial Guaranteed Interest Periods.
Each Purchase Payment will be credited with the interest rate established for the date that we receive the Purchase Payment. This rate will apply to the Purchase Payment on the date we receive it and continue for the guaranteed period chosen. If you make additional Purchase Payments to the 1-year Initial Guaranteed Interest Period, each will be credited with the applicable interest rate from the date we receive it to the end of the guaranteed period.

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Once the guaranteed period is over, we can adjust the interest rate. Adjusted rates will apply to Purchase Payments and their credited interest for at least 12 months, when the rate can be adjusted again.
Different interest rates may apply to each of your Purchase Payments depending on the interest rate established for the date we receive the Purchase Payment and any subsequent rate adjustments. Annual effective interest rates will never be less than the rate guaranteed in your contract or state non-forfeiture law at the time we issue the contract. You bear the risk that they will never be greater than the guaranteed amount. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts subject to applicable state law.
Payments from the Symetra Fixed Account are also subject to minimum amounts required by state law. These minimum amounts only apply upon annuitization from the Symetra Fixed Account, payment of a death benefit upon death of the Owner, or a total withdrawal from the Symetra Fixed Account. We guarantee that if one of these events occurs, then the proceeds from the Symetra Fixed Account (the amount applied to annuity payments or paid for a total withdrawal or death benefit) will be at least equal to the minimums required by state law. If necessary to meet this minimum, charges will be waived.
For more information regarding the Symetra Fixed Account, please see your contract. For more information regarding the limitations on transfers to and from the Symetra Fixed Account, please see below “Section 4 - Transfers Among Sub-accounts and the Symetra Fixed Account.”

TRANSFERS AMONG SUB-ACCOUNTS AND THE SYMETRA FIXED ACCOUNT
During the Accumulation Phase you can transfer money among the Sub-accounts and the Symetra Fixed Account 12 times per Contract Year free of a transfer charge. We measure a Contract Year from the anniversary of your Contract Date. Each additional transfer in a Contract Year may have a charge of $10 or 2% of the amount transferred whichever is less.
The minimum amount you can transfer out of any investment option at one time is $500, or the entire value of the investment option if less. If a transfer will result in the remaining balance in an investment option being less than $500, you must transfer the entire amount out of the investment option. The minimum you can transfer into any investment option is $50. In addition to this $500 minimum, transfers out of the Symetra Fixed Account are limited to a maximum of 10% of the Symetra Fixed Account value per Contract Year. We may waive this 10% limitation upon written notice to you. If we waive it, we reserve the right to reinstate the 10% limitation upon written notice. We determine whether you have transferred more than 10% of the Symetra Fixed Account value at the time of the transfer. If you make more than one transfer from the Symetra Fixed Account in a Contract Year, the amounts of all previous transfers from the Symetra Fixed Account in the Contract Year are subtracted from the current 10% amount to determine the amount available for transfer.
Transfer requests received by us with all information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next regular Business Day.
TRANSFER TRANSACTIONS AVAILABLE
We may accept transfers by signed written request or at our discretion, by telephone, or, if available, electronically by the Internet. Each transfer must identify:

•	your contract;

•	the amount of the transfer; and

•	which investment options are affected.
We cannot process your transfer request until we have received the request at our Account Maintenance address. Transfer requests received by us with all the information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next Business Day.
Transfers by telephone will be accepted if we have properly signed authorization on record. You may authorize someone else to make transfers by telephone on your behalf. Symetra Life will not be liable for any failure to question or challenge such request for transfer as long as there is a valid signed authorization on record at Symetra Life.

Transfers by Internet will be accepted if you provide us with certain identification information, including a personal identification number (“PIN”). However, we do not accept transfer requests sent by e-mail. Transfer instructions you send electronically through the Internet are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.

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Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transfers by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.
We cannot guarantee that telephone transactions will always be available. In addition, if the volume of calls is unusually high, we may not have someone immediately available to receive your order. Likewise, we cannot guarantee that on-line transactions processed via the Internet will always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your Symetra Life registered representative’s, or Symetra Life’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. See "Section 9 - Risks" for more information.
You also should protect your PIN because self-service options will be available to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or a person authorized by you.
We reserve the right to modify, suspend, or terminate transfer privileges at any time for some or all contract Owners. In addition, if we receive a transfer request that is to be allocated to the Symetra Fixed Account and we are not able to invest the money such that we can credit at least the minimum guaranteed interest rate, we reserve the right to reject the portion of the transfer request that was to be allocated to the Symetra Fixed Account.
SCHEDULED TRANSFERS
During the Accumulation Phase, you can choose among several investment strategies that are available at no charge. We refer to any transfer made using these strategies as “scheduled transfers” and they will not count against your 12 free transfers. We may impose restrictions on the number of scheduled transfers that can be initiated during each Contract Year or on the investment options available for scheduled transfers. If such restriction is imposed or we change the Sub-accounts available, we will notify you in writing. Once started, dollar cost averaging and appreciation or interest sweep scheduled transfers will continue until you instruct us to stop or all money has been transferred out of the investment option designated as the source of the scheduled transfer. If you make a transfer or withdrawal outside of either the dollar cost averaging or appreciation or interest sweep strategy and that transfer or withdrawal is from the investment option you have designated as the source for these strategies, your scheduled transfers will stop. Scheduled transfers will not count against your 12 free transfers and are available at no charge.
Dollar Cost Averaging.  This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit or protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts of at least $50 each month or quarter from any Sub-account or the Symetra Fixed Account to any of the other Sub-accounts. If you choose to transfer amounts among more than one Sub-account, transfers into each Sub-account must be at least $50. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account.
Dollar cost averaging transfers from the Symetra Fixed Account are limited to 4% per quarter (1.33% monthly) of your value in the Symetra Fixed Account as of the date of the initial transfer. By choosing to have the transfer limit recalculated annually, the limit is raised to 4.5% per quarter (1.5% monthly). There are no percentage limits on transfers out of the Sub-accounts.
Appreciation or Interest Sweep.  If your Contract Value is at least $10,000, you can instruct us to automatically transfer earnings up to 10% each Contract Year from the Fidelity VIP Government Money Market Portfolio and earned interest up to 10% from the Symetra Fixed Account to the other Sub-accounts monthly, quarterly, or annually. Appreciation or interest sweep cannot be used to transfer money to the Symetra Fixed Account or to the Fidelity VIP Government Money Market Portfolio.
Sub-account Rebalancing.  After your money has been invested, the investment performance of the Sub-accounts may cause the percentage in each Sub-account to change from your original allocations. If your Contract Value is at least $10,000, you can instruct us to adjust your investment in the Sub-accounts to maintain a predetermined mix quarterly, semi-annually, or annually. Sub-account rebalancing can be used with dollar cost averaging and appreciation or interest sweep; however, it is not available for the Symetra Fixed Account. The $10,000 minimum Contract Value requirement is waived if a Symetra Life approved asset allocation program is currently being used for Sub-account rebalancing.

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LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity.  The contract and the Portfolios are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Frequent transfers between and among the Sub-accounts may be disruptive to Portfolio management strategies by causing forced and unplanned Portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by contract owners. These disruptive activities may increase expenses and adversely affect Portfolio performance, thereby negatively impacting long-term contract owners.
Detection and Deterrence.  Symetra Life discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to contract Owners, Portfolios, Portfolio shareholders, and the Separate Account, we have established certain policies and procedures to aid us in detecting and deterring contract Owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among Sub-accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.
In general, our market timing procedures detect market timing by identifying transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include Symetra Life approved investment strategies such as dollar-cost averaging, Sub-account rebalancing, and other approved systematic transactions, such as asset allocation programs, if available, when monitoring for market timing.
In general, we monitor for "roundtrip" transfers of the same Sub-account within a thirty-day period. We also monitor for “inter-Sub-account” transfers between any two Sub-accounts within a sixty-day period. The following transactions will generally be reviewed for market timing activity:

•	Any two roundtrip transfers in any rolling ninety-day period; and

•	Any four inter-Sub-account transfers occurring within a sixty-day period.

We will particularly scrutinize transactions involving those Sub-accounts that are subject to abuse by market timing strategies, such as those Portfolios that have an international investment profile. For example, if you transfer from American Century VP International Fund to Fidelity VIP Government Money Market Portfolio followed by a transfer from Fidelity VIP Government Money Market Portfolio to American Century VP International Fund within ten Business Days, we may conclude that you are engaging in market timing. We may aggregate transfers made in two or more contracts that we believe are connected in applying the procedures we employ to deter market timing.
In addition, our procedures include reviewing trading volumes every day in each Sub-account offered in your contract. We will note large or unusual trading volumes and determine if a pattern of frequent transfers is being made in particular Sub-accounts by particular contract Owners.
If we conclude that market timing or other disruptive trading patterns are being transacted by you, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for six months thereafter. If, after the six-month limitation is lifted, the market timing activity resumes, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for twelve months thereafter. In addition, we will require you to submit transfer requests via U.S. mail during that 12-month period. If transfer instructions are inadvertently accepted from you after you have been identified as a market timer, we will reverse the transaction within one to two Business Days.
In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers or requiring transfers be submitted via U.S. mail. If we modify our procedures, they will be applied uniformly to all contract Owners.
If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next Business Day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular contract Owners.
We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not

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be able to prevent transfers by those we do detect. In addition, the terms of the contract may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the Portfolios and dilution of long-term Sub-account owners’ returns. Thus, your Contract Value may be lower due to lower returns in your Sub-account investments.
Underlying Portfolio Frequent Trading Policies.  The Portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable annuity contract owners and variable life policy owners. Those Portfolio managers may require us to investigate whether any of our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the Portfolio managers believe you are engaged in market timing activity they may block you from making transfers or purchases to their Portfolios. In addition, federal regulations may require us to provide individual transaction and contract Owner information to the Portfolio managers when requested.
The Portfolios to which we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the Portfolios available for investment by you. We have entered into a written agreement, as required by SEC regulation, with each underlying Portfolio or its principal underwriter. These agreements obligate us to promptly provide to the underlying Portfolio upon request certain information about the trading activity of individual contract owners. The Portfolios may require us to execute their instructions to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the underlying Portfolio.
In cases of large or frequent transfers, the Portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other Portfolio shareholders or violate the Portfolios’ policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a Sub-account if the Portfolio manager rejects such trade or the trade violates a Portfolio’s policies and procedures. If a Portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within one to two Business Days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.
Omnibus Order.  Contract Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable contracts. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity contracts (or variable life policies), including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

5. CHARGES AND EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:
INSURANCE CHARGES
Each day we make deductions for our insurance charges. We do this as part of our calculation of the value of Accumulation Units and Annuity Units. Insurance charges include the mortality and expense risk charge and the asset related administration charge and the optional benefit charges described below.

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Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to 1.25% of the average daily net assets of each Sub-account you are invested in. This charge compensates us for the mortality and expense risks we have under all Spinnaker contracts. Our mortality risk arises from our obligations to make annuity payments for the life of the Annuitant and to pay death benefits prior to the Annuity Date. Our expense risks under the contracts include the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. If the charges are more than sufficient, we will retain the excess and may use it for any purpose, including additional distribution expenses. We expect to profit from this charge. The rate of the mortality and expense risk charge will not be increased for the life of the contract.
Asset Related Administration Charge.  This charge is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account. Since this charge is an asset-based charge, the amount of the charge associated with your particular contract may have no relationship to the administrative costs actually incurred. This charge, together with the annual administration maintenance charge (see below), is for all the expenses associated with contract administration. Some of these expenses are: preparation of the contract; confirmations and statements; maintenance of contract records; personnel costs; legal and accounting fees; filing fees; and computer and system costs. If this charge and the annual administration maintenance charge are not enough to cover the costs of the contract in the future, we will bear the loss. The rate of the asset related administration charge will not be increased for the life of the contract.
OPTIONAL BENEFIT CHARGES
If your contract was purchased between April 30, 2004 and April 30, 2010, you may have elected optional benefits which require additional charges. Those optional benefits are GMDB-Annual Reset and EEB.
Guaranteed Minimum Death Benefit - Annual Reset.  If you elected the GMDB - Annual Reset rider, we will deduct an additional charge which is equal, on an annual basis, to 0.20% of the average daily net assets of each Sub-account you are invested in. This charge is for the cost and risk associated with offering the GMDB - Annual Reset rider. We stop deducting this charge on the date you switch to the Income Phase or when the death benefit is paid, whichever occurs first. GMDB - Annual Reset was only available for non-qualified contracts, IRAs, and Roth IRAs. This benefit was available only between April 30, 2004 and April 30, 2010 and its election is irrevocable.
Earnings Enhancement Benefit.  If you elected the EEB rider, we will deduct an additional charge which is equal, on an annual basis, to 0.15% of the average daily net assets of each Sub-account and the Symetra Fixed Account. The charge is for the cost and risk associated with offering the EEB option. We stop deducting this charge on the date you switch to the Income Phase or when the death benefit is paid, whichever occurs first. EEB was only available for non-qualified contracts. This benefit was available only between April 30, 2004 and April 30, 2010 and its election is irrevocable.
ANNUAL ADMINISTRATION MAINTENANCE CHARGE
During the Accumulation Phase we will deduct a $30 annual administration maintenance charge from your contract on the last day of each Contract Year and if you withdraw the entire Contract Value. This charge is for administrative expenses and may be changed but may never exceed $50 per Contract Year. If your contract was purchased in 2005 or earlier, the maximum charge may be $35 per Contract Year. Please see your contract for more information. We will not deduct this charge if your Contract Value is at least $50,000 when the deduction is to be made.
During the Income Phase we will not deduct this charge unless you have chosen Payments Based on a Number of Years as your annuity option and your Contract Value was less than $50,000 when annuity payments began.

LOAN INTEREST RATES
The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan amount. This results in a net loan interest rate of 2.5% of the loan amount.
CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge may be assessed on withdrawals, including partial withdrawals, in excess of your free withdrawal amount that is described under “Section 7 - Access to Your Money.” This charge is for expenses incurred in connection with the promotion, sale, and distribution of the contracts. If the contingent deferred sales charge is insufficient, excess amounts resulting from the mortality and expense risk charge may be used to recover these expenses.
The contract bases the contingent deferred sales charge on the age of your contract, not on the length of time each Purchase Payment is in your contract. Subsequent Purchase Payments do not begin a new contingent deferred sales charge period. The contingent deferred sales charge (“CDSC” in the table below) is stated as a percentage of the amount withdrawn. It starts at 8% in the first Contract Year and declines one percent each Contract Year as follows:

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Contract Year	1	2	3	4	5	6	7	8	9+
CDSC	8%	7%	6%	5%	4%	3%	2%	1%	0%
Unless you tell us otherwise, when you make a partial withdrawal the contingent deferred sales charge is deducted from the remaining Contract Value.
We will not assess the contingent deferred sales charge for:

•	annuity payments;

•	repetitive withdrawals taken over life expectancy;

•	eligible healthcare confinement withdrawals;

•	death benefits; and

•	premium taxes.
We eliminated the contingent deferred sales charge for individual retirement annuity contracts purchased with rollovers of $1,000 or more from employer-sponsored plans that own group variable annuities issued by us. We may have reduced or eliminated the amount of the contingent deferred sales charge when the contract was sold under other circumstances which reduced our sales expense. See “Section 9 - Other Information.”
FREE WITHDRAWAL AMOUNT
Your contract has a free withdrawal amount. There is no contingent deferred sales charge on the first 10% of your Contract Value withdrawn in a Contract Year. We determine whether you have withdrawn more than 10% of the Contract Value at the time of withdrawal. If you take more than one withdrawal in a Contract Year, all previous withdrawals in the Contract Year are added to the current Contract Value to determine whether more than 10% of the Contract Value has been withdrawn in that year. In addition, there is no withdrawal charge on the first withdrawal you make in a Contract Year, but the contingent deferred sales charge may apply.
WAIVER OF SURRENDER CHARGES UPON HEALTHCARE CONFINEMENT
If approved in your state, there is no contingent deferred sales charge on withdrawals you make while you are confined in an eligible healthcare facility or within 60 days after your release. In order to be eligible for this waiver, we must receive proof that your confinement has continued for 30 or more consecutive days (60 or more consecutive days for contracts issued prior to April 30, 2004, if approved in your state) and that your confinement began after your Contract Date. If you were confined to a healthcare facility on the Contract Date, you are not eligible for this waiver of contingent deferred sales charges until after the first Contract Year. Please see your contract for more information.
WITHDRAWAL CHARGE
We may deduct a separate withdrawal charge equal to $25 or 2% of the amount withdrawn whichever is less, for each withdrawal after the first withdrawal in a Contract Year. Unless you tell us otherwise, this charge is deducted from the remaining Contract Value.
We will not deduct this charge for annuity payments, repetitive withdrawals, or if you withdraw the entire Contract Value. See “Section 7 - Access To Your Money” for a discussion of repetitive withdrawals.
TRANSFER CHARGE
You can make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we may deduct a transfer charge equal to $10 or 2% of the amount that is transferred whichever is less. The transfer charge is deducted from the Sub-account that you transfer your funds from. If you transfer the entire balance from an investment option, the transfer fee is deducted from the amount transferred.
If the transfer is part of dollar cost averaging, appreciation sweep, interest sweep, or Sub-account rebalancing, it will not be counted as part of your 12 free transfers.
PREMIUM TAXES
States and other governmental entities (e.g., municipalities) may charge premium taxes. These taxes generally range from 0% to 3.5%, depending on the state, and are subject to change. Some states charge for these taxes at the time each Purchase Payment is made. In this case, Purchase Payments, as discussed in this prospectus, may reflect a deduction for the premium tax. Other states charge for these taxes when annuity payments begin. We may make a deduction from your contract for the payment of the premium taxes assessed in connection with your contract as stated in your contract.

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INCOME OR OTHER TAXES
Currently we do not pay income or other taxes on earnings attributable to your contract. However, if we ever incur such taxes, we reserve the right to deduct them from your contract. If we choose to deduct these income or other taxes, we will notify you in writing.
PORTFOLIO EXPENSES
There are deductions from and expenses paid out of the assets of the various Portfolios for investment management fees and other operating expenses the Portfolios incur. These expenses are summarized in the fee table of this prospectus. For more detailed information, you should refer to the Portfolio prospectuses, which, if not accompanying this prospectus, are available upon request.

6. TAXES

This section and additional information in the SAI discuss how federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. No attempt is made to discuss state or other tax laws. Symetra Life does not guarantee the tax treatment of any contract or any transaction involving a contract. You should consult a competent tax advisor about your individual circumstances.
ANNUITY CONTRACTS IN GENERAL
Under the Code, you generally do not pay tax on contract earnings until received. Different tax rules apply to Purchase Payments and distributions depending on how you take money out and whether your contract is qualified or non-qualified.
Earnings for corporate owned contracts and other contracts not owned for the benefit of natural persons are generally taxed as ordinary income in the current year. Exceptions may apply. For example, contracts by a trust which holds the contract as an agent for a natural person, and contracts held for qualified retirement plans may be able to defer tax on earnings until money is withdrawn from the contract.
DEATH BENEFITS
Neither of the optional death benefits paid under the contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as lump sum or annuity payments. Estate or gift taxes may also apply.
QUALIFIED CONTRACTS
Contracts purchased as an IRA, Roth IRA, TSA, Roth TSA, 457, or other retirement plan, are referred to as qualified contracts because they are qualified under the Code to provide tax deferral for retirement purposes. You do not have to purchase an annuity contract to qualify for the tax deferral offered by these retirement plans. There may be other investment vehicles that can be purchased for your retirement plan. However, an annuity contract has features and benefits other than tax deferral that may make it an appropriate investment for your retirement plan. If the contract is purchased as part of your employer’s retirement plan, we are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult your tax advisor regarding these features and benefits before you buy a qualified contract.
Qualified contracts are subject to special rules and limits on Purchase Payments and distributions that vary according to the type of retirement plan. Ineligible or excess contributions to certain retirement plans can result in substantial penalties and possible loss of the contract’s or retirement plan’s qualified status. Tax penalties of 10% or more, may apply to certain distributions; for example if you are under age 59 1 / 2 or not disabled as defined by the Code. Temporary relief from these penalties may be available. Please see "Temporary Rules Under the CARES Act" below.
You may be able to make a direct transfer or rollover from other qualified plans and contracts to this contract. If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA.
Generally, qualified contracts (except for Roth IRAs) are subject to lifetime required minimum distributions. For TSAs and 457 plans you must begin receiving required minimum distributions no later than April 1 of the year following the later of attainment of age 70 1/2 or the date you sever employment with the employer sponsoring the plan. For IRAs, you must begin receiving required minimum distributions by April 1 of the year following the year in which you reach age 70 1/2. There may be substantial penalties if you fail to take required minimum distributions. Distributions from a Roth IRA may be deferred until the death of the Owner.

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The Setting Every Community Up for Retirement Enhancement Act of 2019 (the “Secure Act”) increases the beginning date for required minimum distributions from 70 ½ to 72. This change only applies if you will attain age 70 1/2 on or after January 1, 2020. All other requirements for the timing and calculation of required minimum distributions remain the same. If you reached the age of 70 ½ prior to January 1, 2020, you are still required to use age 70 ½ as the beginning date for required minimum distributions.
A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. SEP IRAs and SIMPLE IRAs are subject to different rules.
Furthermore, under final regulations issued by the Internal Revenue Service (“IRS”), the value of “other benefits” provided under qualified annuity contracts are included for purposes of calculating required minimum distributions. These other benefits include the value of any guaranteed minimum death benefits provided under your contract. These benefits will be considered in calculating required minimum distributions and do impact the amount of your required minimum distribution. If you are purchasing a qualified contract, you should consult a tax advisor.

To the extent Purchase Payments have a zero cost basis (were made with pre-tax dollars), distributions will be taxed as ordinary income. Under some circumstances, you may be able to make “after-tax” Purchase Payments and distributions will be allocated between the "after-tax" payments and earnings and only the portion representing earnings will be taxed. In some cases, you must satisfy retirement plan or Code requirements before you take money out. For example, the Code restricts certain withdrawals from TSAs.

When this contract is issued in connection with a qualified plan, we will amend the contract as necessary to conform to the requirements of the plan. However, you are cautioned that the rights of any person to benefits under the retirement plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contract. In addition, we will not be bound by the terms and conditions of a retirement plan to the extent such terms and conditions contradict the contract, unless we consent.

TEMPORARY RELIEF UNDER THE CARES ACT
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Similar penalties are imposed on premature distributions from qualified annuity contracts. You should consult a competent tax and/or legal advisor for more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, and before taking or failing to take any actions related to the CARES Act.
DISTRIBUTIONS AT DEATH - QUALIFIED CONTRACTS
The Secure Act provides that in order to be treated as an annuity contract for tax purposes, a qualified contract must provide for owners who die after January 1, 2020 that any designated beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. This rule applies regardless of whether required minimum distributions have begun. Eligible designated beneficiaries can withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible designated beneficiaries include (1) the surviving spouse of the owner; (2) a child who has not reached majority (any remaining portion of the account value must be distributed within 10 years after the date the child reaches majority); (3) a disabled beneficiary; (d) a chronically ill individual; and (e) any individual not described above who is not more than 10 years younger than the employee.
TAX SHELTERED ANNUITIES - 403(b) CONTRACTS
TSAs are available to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the contracts. Effective on January 1, 2009, Department of Treasury 403(b) regulations went into effect. The regulations generally require employers offering 403(b) plans to maintain those plans pursuant to a written plan document and to coordinate administration of the various contracts funding such plans. Depending on the employer’s written plan, there may be restrictions on the availability of loans, distributions, transfers and exchanges. Purchase Payments made on a contract may be subject to FICA (social security) tax.

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If your contract is issued pursuant to a 403(b) plan, we generally are required to confirm with your 403(b) plan sponsor that your Purchase Payments to, or surrender, withdrawals, transfers or loans from your contract comply with applicable tax requirements before we process those transactions and to decline Purchase Payments or requests that are not in compliance. These transactions cannot be processed until all information required under the tax law is received. By directing Purchase Payments to the contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
As a general matter, all contracts that have received plan contributions after 2004 are required to be included in the 403(b) written plan and subject to your employer’s administration. The rules are complex, and this discussion is not intended as tax advice. The IRS continues to issue guidance and clarification regarding the rules. Some rules may be subject to different interpretations. You should consult your own tax advisor or your employer to discuss the regulations.
WITHDRAWALS FROM ROTH IRAS AND ROTH TSAS
Qualified distributions from Roth IRA and Roth TSA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA or Roth TSA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on account of the individual’s death or disability, or, for Roth IRAs only, as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.
WITHDRAWALS FOR INVESTMENT ADVISOR FEES
The IRS has held in private letter rulings that the payment of investment advisor fees from a non-qualified annuity contract or a tax-qualified contract need not be considered a distribution for income tax purposes if certain requirements are met. You should consult a competent tax advisor for details.
OPTIONAL BENEFIT RIDERS - NON-QUALIFIED CONTRACTS
It is possible that the IRS may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.
NON-QUALIFIED CONTRACTS
Contracts purchased with after-tax money and not part of an IRA, Roth IRA, TSA, Roth TSA, 457, or other retirement plan, are referred to as non-qualified contracts and receive different tax treatment than qualified contracts. Individuals may purchase non-qualified annuity contracts without any Purchase Payment limits imposed under the Code. Your cost basis equals the total amount of the after-tax Purchase Payments remaining in the contract. Under the Code, you generally do not pay tax on Contract earnings until received.
The Code generally treats distributions as coming first from earnings (also referred to in the Code as “income on the contract”) and then from Purchase Payments. If the Contract Value exceeds the aggregate Purchase Payments made to the Contract, any amount withdrawn will generally be treated as coming first from income on the contract and then, only after the income portion is exhausted, as coming from Purchase Payments. Full surrenders are treated as taxable income to the extent the amount received exceeds the investment in the Contract.
Non-qualified deferred annuity contracts issued by the same insurer to the same Owner in the same year are treated as one contract for tax purposes. Distributions from non-qualified contracts are taxed as ordinary income to the extent they are attributable to earnings. Since you have already been taxed on the cost basis, distributions attributable to Purchase Payments are generally not taxed.
Under Revenue Ruling 61-201, an ordinary loss deduction may be available upon the full surrender of a contract if the proceeds of the surrender are less than the investment in the Contract. However, the deduction will be subject to the limitation on itemized deductions. You should consult your tax advisor before deducting any loss resulting from the surrender of a non-qualified annuity contract.
In addition to ordinary income tax, withdrawals from the contract may be subject to a ten percent (10%) penalty applied to the income portion of any premature withdrawals. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) as a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her

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beneficiary; or (e) which are allocable to Purchase Payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed but for the exception, plus interest for the tax years in which the exception was used.
If the contract’s Income Phase occurs at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, gains under the contract could be currently includable in your income.
DISTRIBUTIONS AT DEATH - NON-QUALIFIED CONTRACTS
In order to be treated as an annuity contract for tax purposes, a non-qualified contract must provide that:

1.
If the Owner dies before annuity payments begin, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. If payable to a designated beneficiary, the distributions may be paid over the life or life expectancy of that designated beneficiary, so long as the payouts begin within one year of the Owner’s death. If the sole designated beneficiary is the spouse of the Owner, the Contract may be continued in the name of the spouse as Owner; or

2.
If the Owner dies on or after annuity payments begin, the remainder of any interest in the Contract must be distributed at least as rapidly as that provided for in the method in effect on the date of death.

If the Owner is not a natural person, then for purposes of these distribution rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not a natural person, a change in the Annuitant is treated as the death of the Owner.
TAXATION OF ANNUITY PAYMENTS
Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your after-tax investment in the contract. For qualified contracts, the after-tax investment may be zero. The exclusion ratio is determined when annuity payments start. It is applied to each annuity payment over the expected stream of annuity payments, so that each annuity payment is taxable in part and tax-free in part. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
EFFECT OF CIVIL UNIONS AND DOMESTIC PARTNERSHIPS
For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are “spouses” as defined under federal tax law. For federal tax law purposes, a "spouse" is a person recognized as a "spouse" in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under the state's law. Accordingly, these same options are not available to surviving beneficiaries who are “civil union partners,” “domestic partners” or other similar relationships as recognized under the laws of certain states. The administration of spousal rights and the related tax reporting for the contract will be done in a manner consistent with federal tax law requirements. The rights and benefits of civil union, domestic partnerships and other similar relationships under federal law are complex. Therefore, you should contact your legal advisor to discuss the availability of options and elections available to your surviving partner.
EXCHANGES
Generally you can exchange one non-qualified contract for another in a tax-free exchange under Section 1035 of the Code. In addition, if your contract is a qualified contract, then it will generally qualify as a tax free rollover or transfer.
Beginning in 2015, you can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs and rollovers from traditional to Roth IRAs are not limited.
If you exchanged part of an existing contract for this contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a taxable withdrawal from the existing contract and then purchased this contract. Subject to certain exceptions, some or all of the amount exchanged into this contract could be includible in your income and subject to the 10% tax described in the “Non-Qualified Contracts” section of this prospectus.

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If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38, effective for transfers that are completed on or after October 24, 2011. Under Revenue Procedure 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the newly enacted partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. We do not allow partial annuitizations for this contract.

In a private letter ruling, the IRS allowed the beneficiary of a series of several fixed and variable non-qualified inherited annuities to complete an exchange under Section 1035 of the Code of those contracts into a new variable annuity so long as the technical requirements for the exchange under Section 1035 of the Code were honored, and the beneficiary committed to taking post-death distributions from the new annuity at least as rapidly as were occurring under the old contract. Private letter rulings only apply to the taxpayer who requested the ruling, therefore, a beneficiary contemplating an exchange under Section 1035 of the Code of an inherited annuity contract should consult with their tax advisor.
Before making an exchange, you should compare both contracts carefully. You may have to pay a surrender charge on your existing annuity contract; other charges may be higher (or lower) and the benefits may be different. You should not make an exchange unless you determine, after knowing all the facts, that the exchange is in your best interest.
A transfer or assignment of ownership of a contract, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.
DIVERSIFICATION/OWNERSHIP
Non-qualified variable annuity contracts are treated as annuities for tax purposes and receive tax deferral as long as the Sub-accounts meet diversification standards set by the Code and applicable regulations. This favorable tax treatment allows you to select and make transfers among Sub-accounts without paying income tax until you take money out.
The diversification standards generally require each Sub-account to meet certain investment tests so that the concentration of the Portfolio’s underlying investments does not exceed certain percentages. The diversification requirements do not apply to IRA annuities or annuities issued to other qualified plans. If a Sub-account failed to comply with these diversification requirements, a non-qualified contract would not be treated as an annuity for federal income tax purposes and the Owner would be currently taxed on the excess of the Contract Value over the investment in the contract. We intend that the Portfolios of the corresponding Sub-accounts offered under the contract be managed to comply with existing diversification standards. However, you bear the risk that the non-qualified contract could be disqualified as an annuity due to the failure of a Portfolio or Sub-account to be deemed to be adequately diversified.

In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have "investor control" over the underlying Portfolios, then the contract owner will be taxed currently on income and recognized gains under the Contract. Under this contract, you have the option to invest in a number of Sub-accounts. To date, neither Treasury Regulations nor the Code give specific guidance as to the circumstances under which your contract might lose its tax favored status as an annuity because of the number and type of Sub-accounts you can select from, and the extent to which you can make transfers. If issued, such guidance could be applied either prospectively or retroactively and result in you being treated as the Owner of the Separate Account investments, thereby resulting in the loss of the favorable tax treatment as an annuity contract. The IRS issued Revenue Ruling 2003-91, which provides a safe harbor whereby the owner of a variable contract will not be treated as the owner of the underlying assets, and up to 20 investment options and 12 free transfers per year are allowed. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.
TAX WITHHOLDING
Generally, federal income tax is withheld from the taxable portion of withdrawals at a rate of 10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Certain “eligible rollover distributions” from qualified retirement 403(b) and governmental 457 plans, which are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. For this purpose, an eligible rollover distribution is any distribution to an employee from such a plan, except (i) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; (ii) distributions for a specified period of 10 years or more; (iii) distributions which are required minimum distributions; (iv) the portion of distributions not includable in gross income (i.e. returns of after-tax contributions); (v) hardship distributions; or (vi) corrective distributions. It also does not

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apply if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or TSA or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. Special withholding rules apply to United States citizens residing outside the United States and to non-resident aliens. You should consult your own tax counsel or other tax advisor regarding income tax withholding.
FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
AMERICAN TAXPAYER RELIEF ACT OF 2012
The American Taxpayer Relief Act: (1) permanently provides for a maximum federal estate tax rate, gift tax rate and generation skipping transfer tax rate of 40% with an inflation-adjusted $5 million lifetime unified estate and gift tax exclusion and a $5 million generation skipping transfer exclusion; (2) makes permanent “portability” between spouses which allows the estate of a decedent who is survived by a spouse to permit the surviving spouse to use the decedent’s unused $5 million lifetime exclusion; and (3) extends a number of generation skipping transfer provisions. The Tax Cuts and Jobs Act temporarily doubles the exemption amount, indexed for inflation, for estate, gift and generation-skipping taxes from the $5 million base set in 2011, to a new $10 million base, good for years 2018 through 2025.
MEDICARE TAX
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the 3.8% Medicare tax on investment income. Thus, in certain circumstances, this tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.
We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

7. ACCESS TO YOUR MONEY

Under your contract, money may be accessed:

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•	by taking partial withdrawals during the Accumulation Phase;

•	by surrendering your contract during the Accumulation Phase;

•	by taking repetitive withdrawals (described below);

•	by taking a loan (403(b) Contracts only);

•	by receiving payments during the Income Phase (see “Section 2 - Annuity Payments”); or

•	when a death benefit is paid to your Beneficiary (see “Section 8 - Death Benefit”).
PARTIAL WITHDRAWALS
During the Accumulation Phase, you can make partial withdrawals from the amount available under your contract by writing to us at our Account Maintenance address. The withdrawal request must be accompanied with all the information we need to process it. Partial withdrawals must be at least $250 ($100 if withdrawals are made by electronic funds transfer), or the Contract Value if less. If you take a partial withdrawal, you must tell us from which investment options we are to take the withdrawal. Once we receive your request, withdrawals from the Sub-accounts will be effective as of the next close of the NYSE. Partial withdrawals are payable within seven calendar days.
A withdrawal may have a contingent deferred sales charge, a withdrawal charge, and, if you withdraw the entire Contract Value, an annual administration maintenance charge. There are situations where all or some of these charges don’t apply. See “Section 5 - Charges and Expenses” for a discussion of the applicable charges.
Withdrawals may be restricted or prohibited by the terms of qualified contracts.
SURRENDERING YOUR CONTRACT
You can surrender your contract for its Contract Value at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request at our Account Maintenance address. All benefits will terminate as of the date we receive the required information to process your surrender request. We will determine your surrender value as of the next close of the NYSE after we have received the required information to process your request. We will pay you the surrender value within seven calendar days.
The surrender value will be equal to your Contract Value minus any applicable contingent deferred sales charge, withdrawal charge, annual administration maintenance charge, and loan amount.
REPETITIVE WITHDRAWALS
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Contract Value that you request from a specified Sub-account monthly, quarterly, semi-annually or annually. The minimum amount for each withdrawal is $500, or the Contract Value if less. You may request repetitive withdrawals by completing the appropriate form and sending it to our Account Maintenance address. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy distribution requirements of certain retirement plans. To do this they must be a series of substantially equal withdrawals made at least annually and based on:

•	your life expectancy; or

•	the joint life expectancy of you and your Beneficiary.

You may begin repetitive withdrawals based on life expectancy by providing us with verification of age in order for us to calculate the monthly, quarterly, or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single life table. If it is a joint life expectancy, then we divide the Contract Value by the life expectancy of the Owner and joint Owner (or Beneficiary) by the IRS joint life table.
Example One:  Assume that the Contract Value is equal to $100,000 and the Owner requests a repetitive withdrawal and is age 55. Based on the IRS single life table, the life expectancy of an Owner age 55 is 29.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 29.6 which equals an annual payment of $3,378.38.
Example Two:  Assume that in one year, when the contract Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 28.7 years. The repetitive withdrawal amount is equal to $101,453 divided by 28.7 which equals an annual payment of $3,534.95.
Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59 1/2. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, a withdrawal charge may apply and there may be tax consequences and penalties. You should talk to your tax advisor for more information on taking repetitive withdrawals to avoid the 10% tax penalty. If you make

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repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to random withdrawals also apply to repetitive withdrawals.
LOANS
Subject to your TSA employer’s plan, you may take a loan against your Contract Value. If permitted, you may request a loan from us using your Contract Value as the security for the loan if:

•	your contract is issued under Section 403(b) of the Code; and

•	you are permitted to take loans under the plan.

The amounts and terms of a loan may be subject to state restrictions, plan requirements, Section 72(p) of the Code, and our approval. You must complete our loan application and sign a loan agreement. We will also charge interest on the outstanding loan balance. The loan interest spread is 2.5%, which is the difference between the rate charged and the rate credited on loans under your contract. We will not offer loans that will exceed a rate charged of 8%. If the interest charged will exceed 8%, we will not issue the loan.

If a loan is outstanding when you request a full annuitization of your Contract Value, we will subtract any outstanding loan amount from your Contract Value. The amount available to annuitize will be the Contract Value after the outstanding loan amount has been repaid.

If a loan is outstanding when you die, we will subtract any outstanding loan amount from the death benefit prior to making payment to your Beneficiary.

You should consult a tax advisor and read your loan agreement before taking a loan. We reserve the right to stop issuing loans and will provide written notice if we exercise this right.
WITHDRAWAL RESTRICTIONS ON TSA CONTRACTS
Your right to make withdrawals or surrenders is subject to any restrictions imposed by applicable law or retirement plans.
There are certain restrictions imposed on withdrawals from contracts used as funding vehicles for 403(b) retirement plans (“TSAs”). Withdrawals attributable to salary reduction contributions to TSAs for years after 1988 and any earnings accrued after 1988, cannot be taken out unless:

•	you attain age 59 1 / 2 ;

•	you leave your job;

•	you die or become disabled as defined by the Code;

•	the withdrawal is in connection with a qualifying birth or adoption;

•	you experience a qualifying hardship (applies to contributions only);

•	you divorce and a distribution to your former spouse is permitted under a Qualified Domestic Relations Order; or

•	you are a member of the National Guard Reserves, are called to active duty and request a qualified reservist distribution.
Also, for 403(b) contracts, amounts attributable to employer contributions that were made on or after January 1, 2009, are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with tax regulations. Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.
In the case of all qualified contracts, tax penalties may apply to withdrawals. There may also be restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. However, these restrictions on withdrawals do not affect rollovers or transfers between certain retirement plans.
MINIMUM VALUE REQUIREMENTS
You must withdraw the entire amount out of an investment option if, after a withdrawal, the remaining value in the investment option would be less than $500. Similarly, you must withdraw the entire Contract Value and your contract will terminate if, after a withdrawal, the remaining Contract Value would be less than the minimum, if any, stated in your contract. However, negative investment performance alone will not cause a forced withdrawal. We may waive this minimum balance for contracts issued in connection with employer sponsored retirement plans.

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Withdrawals, including any deductions for charges, reduce the number of Accumulation Units and/or the value of the Symetra Fixed Account as well as the death benefit. Income taxes, tax penalties and certain restrictions may also apply. See “Section 6 - Taxes.”
SIGNATURE GUARANTEES
As a protection against fraud, we require a signature guarantee for certain transaction requests. When required, we must receive the original signature guarantee and will not accept copies or faxes of the signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notary public cannot provide a signature guarantee. For more information on our signature guarantee requirements, please contact us.

8. DEATH BENEFIT

The death benefit paid upon your death is calculated as of the earlier of the date we receive proof of death and the first election of how to receive payment, or six months from the date of death. The death benefit paid will be the basic death benefit unless you have selected the GMDB-Annual Reset rider and/or the EEB rider. The death benefit provisions may be different for contracts issued prior to April 30, 2004. Please refer to your contract for variations.
DEATH DURING THE ACCUMULATION PHASE
If any Owner dies during the Accumulation Phase, the death benefit is payable to the:

•	surviving Owner; or if none, then

•	the surviving primary Beneficiary; or if none, then

•	the surviving contingent Beneficiary; or if none, then

•	the estate of the last Owner to die.
If the Owner is a non-natural person (e.g., a corporation or trust), the death of any Annuitant is treated as the death of the
Owner. Therefore, a joint Annuitant on a contract owned by a non-natural person may not receive any benefits upon the death of the first Annuitant.
If an Annuitant is not the Owner and dies during the Accumulation Phase, the Owner must designate a new Annuitant. If an Annuitant is not designated within 30 days after we are notified of the Annuitant’s death, the Owner will be named as an Annuitant.
Basic Death Benefit
The basic death benefit is the higher of:
1) your current Contract Value (as of the date indicated below); or
2) if you are a sole Owner or the oldest joint Owner, the guaranteed minimum death benefit.
The basic guaranteed minimum death benefit is initially equal to your first Purchase Payment and is immediately increased by additional Purchase Payments and adjusted downward for withdrawals. For more detailed information regarding the adjustment calculations, please refer to your contract. The guaranteed minimum death benefit is reset on each 8-year contract anniversary until the oldest Owner attains age 72. The reset benefit is equal to the immediately preceding guaranteed minimum death benefit or is “stepped up” to your Contract Value on that date, if higher.
Calculation of Death Benefit
We will determine the amount of and pay the death benefit upon receipt at our Account Maintenance address of the following:

•	proof of death acceptable to us, such as a certified copy of a death certificate;

•	written direction from at least one eligible recipient of the death benefit proceeds regarding how to pay the death benefit payment; and

•	any other documents, forms or information we need.

If we receive due proof of death acceptable to us and written direction from at least one eligible recipient of the death benefit regarding how to pay the death benefit payment within 6 months of the date of death and the guaranteed minimum death benefit exceeds the Contract Value, we will add money to your contract in order to satisfy the guaranteed minimum death benefit. The money added will be allocated to the investment options, in the same manner as Purchase Payments. For limitations on the amount we will add, please see “Limitations on Death Benefit” described below.

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Payment of Death Benefit
The death benefit is subject to investment performance and applicable contract charges until the date payment is made. This value will usually go up or down. Thus, Beneficiaries should notify us of a death as promptly as possible to limit the risk of a decline in benefit value. The amount of the death benefit will include any interest required by state law. In all cases, any outstanding loan amount will be deducted from the death benefit proceeds.
Under a non-qualified contract, the death benefit may be paid as:
1) a lump sum payment or series of withdrawals that are completed within five years from the date of death; or
2) annuity payments made over the Beneficiary's life or life expectancy. To receive annuity payments, the Beneficiary must make the election within 60 days from our receipt of proof of death. Annuity payments must begin within one year after the date of death. Once annuity payments begin they cannot be changed.
Under a qualified contract, the death benefit must generally be completed within ten years after the date of death unless payable to an “eligible designated beneficiary” as defined in the Code. Eligible designated beneficiaries include, spouses, minor children (until they reach the age of majority), beneficiaries who are disabled or chronically ill or individuals not more than 10 years younger than the original owner.
In some cases, a spouse who is entitled to receive a death benefit may have the option to continue the contract instead. If you entered into a civil union your rights to continue the contract may be limited under federal laws. See “Section 6 - Taxes” for more information. If this spouse is also the oldest joint Owner, the guaranteed minimum death benefit will apply on the death of this spouse. Otherwise, the benefit on the death of your spouse will be the Contract Value.
If there is no surviving joint Owner, or the contract is owned by a single Owner, the right to receive the death benefit or to change the payee for remaining annuity payments will pass to the Beneficiary as elected on the contract application (or Beneficiary designated on our records, if changed by you at a later date).
If the age of the Annuitant or contract Owner has been misstated on the contract application, the amount of any death benefit payable shall be determined based upon the correct age of the Annuitant or contract Owner.
DEATH DURING THE INCOME PHASE
If an Owner dies during the Income Phase, then any amounts paid after an Owner’s death will depend on which annuity option was selected. Under the Payments Based on a Number of Years annuity option, if an Owner dies before the entire Contact Value has been paid out, we will pay a death benefit equal to the Contract Value as of the date we receive proof of death and an election of how to take the death benefit payment. If an Owner dies while annuity payments are being paid under another annuity option, we will pay the remaining annuity payments, if any, in accordance with that option. If the Annuitant is not the Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments to the payee designated by the Owner. The death benefit or remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See “Section 2 - Annuity Payments” for more information.

The right to receive the death benefit under Payments Based on a Number of Years or to change the payee for remaining annuity payments under another annuity option is determined as follows:

•	surviving Owner; or if none, then

•	the surviving primary Beneficiary; or if none, then

•	the surviving contingent Beneficiary; or if none, then

•	the estate of the last Owner to die.

OPTIONAL DEATH BENEFITS
If your contract was purchased between April 30, 2004 and April 30, 2010, you may have elected none, one or both optional benefits available at the time you purchased the contract. The optional death benefits were only available for certain contracts as discussed below.
Guaranteed Minimum Death Benefit - Annual Reset (“GMDB - Annual Reset”).  The GMDB - Annual Reset rider was only available for non-qualified contracts, IRAs, and Roth IRAs. It was not available for TSA and 457 contracts. This benefit was only available between April 30, 2004 and April 30, 2010.  If you were under age 75 at the issue date of the contract, you may have elected the GMDB - Annual Reset rider. If you elected the GMDB - Annual Reset rider, it will replace the basic guaranteed minimum death benefit described above. If the contract is owned by joint Owners, both Owners must have been under age 75 as of the issue date of the contract to elect this rider. If you elected this rider, we will deduct a charge. Once you

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have elected the benefit, you cannot cancel it, and the 0.20% annual charge will continue to be deducted, even during periods when the GMDB-Annual Reset would provide no benefit.
If you elected this rider, the guaranteed minimum death benefit will be reset annually each contract anniversary until the oldest Owner attains age 75. The reset benefit is equal to the immediately preceding guaranteed minimum death benefit or the Contract Value on that date, if higher.
The GMDB - Annual Reset rider terminates and the charge is no longer deducted if:

•	the contract enters the Income Phase prior to your death; or

•	a spouse continues the contract after the death of the sole Owner or oldest joint Owner.

If the surviving spouse is the oldest joint Owner and continues the contract after the death of the youngest spouse, the benefit will remain in effect and the charge will continue to be deducted.
If the age of any Owner is misstated so that the Owner would not have been eligible to purchase the benefit, the rider is terminated.
Earnings Enhancement Benefit (“EEB”).  The EEB rider was only available for non-qualified contracts and was only available between April 30, 2004 and April 30, 2010.  If you were under age 76 on the issue date of the contract, you may have elected the EEB rider. If the contract is owned by joint Owners, both Owners must have been under age 76 as of the issue date of the contract to elect this rider. If you elected this rider, we will deduct a charge. Once you have elected the benefit, you can not cancel it. The EEB is payable upon the sole Owner’s or oldest joint Owner’s death and will be added to the basic or GMDB-Annual Reset death benefit that is described above.
If the oldest Owner was age 69 or under when you purchased your contract, the EEB is equal to 40% of the earnings remaining in the contract.
If the oldest Owner was age 70 through 75 when you purchased your contract, the EEB is equal to 25% of the earnings remaining in the contract.
However, the maximum EEB benefit is one million dollars, less any amount paid to satisfy the guaranteed minimum death benefit.
For purposes of this benefit, we define “earnings” as the amount by which the Contract Value (when the death benefit is calculated) exceeds the total amount of Purchase Payments received prior to the date of death, less withdrawals and charges. For this purpose, earnings are deemed to be withdrawn before Purchase Payments. If any Purchase Payments are the result of a transfer or rollover, when we calculate earnings we do not include any gain accrued while the money was invested elsewhere. Earnings also do not include the stepped-up portion of the death benefit that results if the guaranteed minimum death benefit or GMDB-Annual Reset exceeds the Contract Value.
Your earnings for this purpose are limited to a maximum of 250% of the total value of your Purchase Payments, less withdrawals and charges, excluding any Purchase Payments made 12 months prior to the date of death (other than Purchase Payments made during the first Contract Year if death occurs in the first Contract Year) or after death. Withdrawals are considered to come from earnings first. If there are no earnings in your contract, the EEB will be zero. However, the 0.15% annual charge will be deducted even if there are no earnings. This means you may be paying for a benefit you may not receive.
The EEB rider terminates and the charge is no longer deducted if:

•	the contract enters the Income Phase prior to your death; or

•	a spouse continues the contract after the death of the sole Owner or oldest joint Owner.

If the surviving spouse is the oldest joint Owner and continues the contract after the death of the youngest spouse, the benefit will remain in effect and the charge will continue to be deducted.
If the age of any Owner is misstated so that the Owner would not have been eligible to purchase the benefit, the rider is terminated.

For examples on how the EEB death benefit works, see Appendix A.
Effects of Ownership Changes.  Certain ownership changes may result in automatic termination of the optional death benefits. If the contract is owned by one Owner, the following ownership changes will result in termination of the rider:

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•	A change in ownership to another individual; or

•	A change in ownership to a trust or other entity and the original Owner is not the sole Annuitant; or

•	A second individual is added as an Owner and the new Owner is older than the original Owner.

If the contract is owned by joint Owners, the rider will terminate if a change in ownership results in the oldest Owner no longer being an Owner.
The guaranteed minimum death benefit is always calculated on the life of the oldest original Owner, as shown on the original application for this contract. The amount payable on the death of any Owner other than the oldest original Owner will be the current Contract Value. If the oldest original Owner ceases to be an Owner of the contract, the guaranteed minimum death benefit will be terminated. Therefore, ownership changes will have an impact on your contract and you should consult your agent or other advisor if you have questions.
LIMITATION ON DEATH BENEFIT
At most, one guaranteed minimum death benefit or if elected, GMDB - Annual Reset benefit and one EEB will be paid during the life of the contract. In addition, for contracts purchased on or after April 30, 2004, the maximum amount that we will add to your contract in order to satisfy the guaranteed minimum death benefit, (or if selected GMDB - Annual Reset benefit), and EEB is limited to a total of $1 million. All annuity contracts subsequently purchased by you from us will be aggregated for this $1 million limit if your death triggers a payment. The guaranteed minimum death benefit will only be paid upon the death of the oldest original Owner. Therefore, ownership changes will have an impact on your contract and you should consult your agent or other advisor if you have questions.

9. OTHER INFORMATION

SYMETRA LIFE
Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

SEPARATE ACCOUNT
We established Symetra Separate Account C (“Separate Account”) on September 14, 1993. The Separate Account holds the assets that underlie Contract Values invested in the Sub-accounts. The Separate Account was registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended on January 28, 1994.
The assets in the Separate Account are the property of Symetra Life. However, assets in the Separate Account that are attributable to contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains and losses (realized and unrealized), resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Symetra Life. Promises we make in the contract are general corporate obligations of Symetra Life and are not dependent on assets in the Separate Account.
We reserve the right to combine the Separate Account with one or more of our other separate accounts or to deregister the Separate Account under the 1940 Act if such registration is no longer required.

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CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes in writing. These changes include, among others, the right to:

•	Transfer assets supporting the contracts from one Sub-account to another or from the Separate Account to another separate account;

•	Combine the Separate Account with other separate accounts, and/or create new separate accounts;

•	Deregister the Separate Account, or operate the Separate Account as a management investment company, or as any other form permitted by law;

•	Manage the Separate Account under the direction of a committee at any time;

•	Make any changes required by applicable law or regulation; and

•	Modify the provisions of the contract to reflect changes to the Sub-accounts and the Separate Account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.
GENERAL ACCOUNT
If you put your money into the Symetra Fixed Account, it goes into Symetra Life’s General Account. The General Account is made up of all of Symetra Life’s assets other than those attributable to separate accounts. Symetra Life exercises sole discretion over the investment of General Account assets, and bears the associated investment risk. You will not share in the investment experience of General Account assets. The General Account invests its assets in accordance with state insurance law. All of the assets of the General Account are chargeable with the claims of any of our contract Owners as well as our creditors and are subject to the liabilities arising from any of our other business. Any guarantees provided for under the contract are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.
We are not required to register the Symetra Fixed Account or any interests therein, with the SEC. For this reason, SEC staff has not reviewed disclosure relating to the Symetra Fixed Account.
DISTRIBUTION (PRINCIPAL UNDERWRITER)
The contracts are no longer for sale. While the contracts were offered for sale, they were distributed by Symetra Securities, Inc. (“SSI”) and sold by individuals who, in addition to being licensed to sell variable annuity contracts for Symetra Life, were also registered representatives of broker-dealers who entered into a sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. It is registered as a broker-dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). No amounts are retained by SSI for acting as principal underwriter for Symetra Life variable products.
Registered representatives who solicited sales of the contracts may receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. If you would like information about what your registered representative and his or her broker-dealer received in connection with the purchase of your contract, please ask your registered representative.
While the contracts were offered for sale, we may have contracted with firms to act as wholesalers for us and assist us in offering and selling our contracts to broker-dealers and their registered representatives. Wholesalers may also be called “independent marketing organizations” and provide training, marketing and other sales-related functions. Wholesalers may also provide administrative services to us in connection with the contracts. Wholesalers may be paid commissions and overrides.
We generally pay commissions as a percentage of Purchase Payments invested in the contract. At the option of the broker-dealer, we may pay lower compensation on Purchase Payments but pay a periodic asset-based commission beginning after the first Contract Year. The amount and timing of the commission may differ depending on the agreement between us and the broker-dealer but is not expected to be more than 6.5% of Purchase Payments and up to 0.50% annually of the average Contract Value (if asset-based commissions are paid to the broker-dealer). We may also pay additional commission if you choose to receive your Contract Value in the form of an annuity option. We pay a commission of up to 1.25% of the Contract Value applied to purchase a fixed annuitization option. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the contracts, and we may also provide non-cash compensation, including conferences and seminars, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. A bonus dependent upon persistency is one type of bonus that may be paid.

44

To the extent permitted by FINRA rules, promotional incentives or payments may have been provided to broker-dealers and wholesalers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may have been made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.
These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. They may be based on assets under management, purchase payments received, or other criteria. These additional incentives or payments could create an incentive for your registered representative, and the broker-dealer with which they are associated to recommend products that pay them more than others.
This contract does not assess a front-end sales charge. You indirectly pay for commissions and other sales expenses primarily, but not exclusively, through: the surrender charge; the mortality and expense risk charge; and investment earnings on amounts allocated under the contract to the Symetra Fixed Account. We may also pay for sales and distribution expenses out of any payments we receive from the underlying Portfolios for providing administrative, distribution and other services to the Portfolios.
REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as Purchase Payments made, loans, loan repayments, withdrawals, transfers among Sub-accounts, death benefit payments and any changes to your Sub-account allocations. We will also send you a quarterly statement which will show (as of quarter end), any purchase and sale transactions, your current Sub-account allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under scheduled transfer options such as Dollar Cost Averaging, Appreciation or Interest Sweep, and Sub-account Rebalancing. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.
AMENDMENTS TO THE CONTRACT
We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.
LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account or SSI is a party. In the ordinary course of business, Symetra Life is engaged in various kinds of litigation, including class action and other lawsuits, or in arbitration. In some class action and other lawsuits involving insurance companies and other financial service providers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse effect on the Separate Account, on Symetra Life’s ability to meet its obligations under the contract, or on SSI’s ability to perform under its principal underwriting agreement.

RISKS
Cyber Security Risk: We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained on-line or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing of orders from our website or with the Portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Portfolios.
Delays in Contract Administration : Delays in contract administration may occur in the event of severe weather, natural disasters, a public health crisis, or the closure of one or more of our offices, or in the event of interruptions in mail delivery, telephone communications, or other electronic communications beyond our control.
RIGHT TO SUSPEND ANNUITY PAYMENTS, TRANSFERS, OR WITHDRAWALS
We may be required to suspend or postpone payment of annuity payments, transfers, or withdrawals from the Sub-accounts for any period of time when:

•	the NYSE is closed (other than customary weekend or holiday closings);

45

•	trading on the NYSE is restricted;

•	an emergency exists such that disposal of or determination of the value of the Sub-account shares is not reasonably practicable; or

•	the SEC, by order, so permits for your protection.

Additionally, we reserve the right to defer payment of transfers or withdrawals from the Symetra Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” your contract. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under an annuity payment option. We may also be required to provide additional information about you or your contract to government regulators.

REDUCTION OF CHARGES OR ADDITIONAL AMOUNTS CREDITED
Under some circumstances we expected to experience lower costs or higher revenues associated with issuing and administering certain contracts. For example, sales expenses are expected to be less when contracts are sold to a large group of individuals. In these situations, we may have lowered the administrative costs due to the ability to centralize communications with one large group rather than individualized communications. Thus administrative tasks, such as the processing forms and handling of Purchase Payments, withdrawals and surrenders may be administered more efficiently. Under such circumstances we may pass a portion of these anticipated savings on to you by reducing Owner transaction charges (including the contingent deferred sales charge) or crediting additional Symetra Fixed Account interest. Any reduction of these charges or credit of additional interest was determined by us after examination of all the relevant factors such as the size and type of group to which sales were to be made, the total amount of Purchase Payments to be received, any prior or existing relationship with us, and other circumstances which reduced our sales and other expenses.
We may also have taken such action in connection with contracts sold to our officers, directors, and employees and their family members, employees of our affiliates and their family members, and registered representatives and employees of broker-dealers that had a current selling agreement with us when the contract was issued. In each circumstance such actions were reasonably related to the savings or revenues anticipated and were applied in a non-discriminatory manner. These actions may be withdrawn or modified by us at any time.
WEBSITE INFORMATION
You can find more information about the Spinnaker Variable Annuity Contract as well as other products and financial services offered by Symetra Life Insurance Company on the Internet at http://www.symetra.com.
FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company and Symetra Separate Account C are included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
General Information
Services
Underwriter
Additional Tax Information
Annuity Provisions
Financial Statements

46

(cut along dotted line)
If you would like a free copy of the Statement of Additional Information dated May 1, 2020 for this prospectus, please complete this form, detach and mail to:
Symetra Life Insurance Company P.O. Box 305156 Nashville, TN 37230-5156
Please send me a free copy of the Statement of Additional Information for the Spinnaker® Variable Annuity at the following address:
Name:
Address:

47

48

APPENDIX A: CALCULATION OF EEB OPTIONAL DEATH BENEFIT
Each example assumes that the GMDB-Annual Reset Rider was not elected.
EXAMPLE 1:
Assume that the contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the contract. Assume that there have been no withdrawals made during the life of the contract and the contract was issued prior to the Owner’s 70th birthday. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($45,000 - $24,000)	=	$21,000

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($21,000 x 40%)	=	$8,400

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($45,000 + $8,400)	=	$53,400
EXAMPLE 2:
Assume that the contract is purchased prior to the Owner’s 70th birthday with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the contract. Assume that there is a $21,000 withdrawal made during the life of the contract. Assume that the account value prior to the withdrawal was equal to or greater than $45,000. Thus, the withdrawal consisted entirely of contract earnings and did not impact the Purchase Payment made to the contract. On the day we calculate the death benefit, the Contract Value is $24,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$24,000

Total amount of Purchase Payments (Initial Purchase payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($24,000 - $24,000)	=	$0

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($0 x 40%)	=	$0

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($24,000 + $0.00)	=	$24,000

EXAMPLE 3:
Assume that the contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the contract. Assume that there have been no withdrawals made during the life of the contract and the contract was issued prior to the Owner’s 70th birthday. On the day we calculate the death benefit, the Contract Value is $91,500.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$91,500

Total amount of Purchase Payments (initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($91,500 - $24,000)	=	$67,500

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your maximum allowable Earnings ($60,000 x 40%)	=	$24,000

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your maximum allowable earnings ($91,500 + $24,000)	=	$115,500
EXAMPLE 4:
Assume that the contract is purchased prior to the Owner’s 70th birthday with an initial Purchase Payment of $24,000. Assume that there is a $21,000 subsequent Purchase Payment made to the contract in the 12 months prior to the calculation of the death benefit. On the day we calculate the death benefit, the Contract Value is $91,500.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$91,500

Total amount of Purchase Payments ($24,000 + $21,000)	=	$45,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($91,500 - $45,000)	=	$46,500

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

40% of your Earnings ($46,500 x 40%)	=	$18,600

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 40% of your Earnings ($91,500 + $18,600)	=	$110,100

EXAMPLE 5:
Assume that the contract is purchased with an initial Purchase Payment of $24,000 and no subsequent Purchase Payments are made to the contract. Assume that there have been no withdrawals made during the life of the contract and the contract was issued when the Owner was age 72. On the day we calculate the death benefit, the Contract Value is $45,000.

Based upon the assumptions above, the following shows how we would do the calculation.
Contract Value on the date we calculate benefit	=	$45,000

Total amount of Purchase Payments (Initial Purchase Payment of $24,000)	=	$24,000

Earnings equal to the Contract Value minus total amount of Purchase Payments ($45,000 - $24,000)	=	$21,000

Maximum allowable Earning of 250% of total Purchase Payments excluding any Purchase Payments made in the 12 months prior to calculation of benefit or after the date of death (2.50 x $24,000)	=	$60,000

25% of your Earnings ($21,000 x 25%)	=	$5,250

TOTAL DEATH BENEFIT Equals the Contract Value on the date we calculate the benefit plus 25% of your Earnings ($45,000 + $5,250)	=	$50,250

APPENDIX B: ACCUMULATION UNIT VALUE HISTORY

The following tables include Accumulation Unit values and the total number of Accumulation Units outstanding for the periods indicated. This data has been extracted from the Separate Account’s Financial Statements. This information should be read in conjunction with the Separate Account’s Financial Statements and related notes which are included in the SAI.
There are several classes of Accumulation Units under the contract depending on the number of optional benefits you selected. The table below shows the Accumulation Unit values and the total number of Accumulation Units outstanding assuming you selected no optional benefits.

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

AMERICAN CENTURY VP BALANCED FUND CLASS I SUB-ACCOUNT
January 25, 1996 value (initial public offering) $7.020
December 31 value	$24.223	$20.495	$21.614	$19.241	$18.236	$18.982	$17.523	$15.133	$13.727	$13.215
December 31 units	269,773	326,595	370,993	423,340	488,993	530,453	587,403	606,674	639,154	698,343
AMERICAN CENTURY VP INFLATION PROTECTION FUND CLASS II SUB-ACCOUNT
April 28, 2005 value (initial public offering) $9.976
December 31 value	$13.138	$12.234	$12.767	$12.488	$12.132	$12.614	$12.383	$13.721	$12.958	$11.759
December 31 units	194,977	242,518	269,668	338,933	390,898	454,593	455,428	415,398	387,166	344,817
AMERICAN CENTURY VP INTERNATIONAL FUND CLASS I SUB-ACCOUNT
January 25, 1996 value (initial public offering) $5.330
December 31 value	$15.857	$12.522	$14.979	$11.577	$12.423	$12.503	$13.418	$11.116	$9.304	$10.727
December 31 units	361,547	401,694	458,910	619,798	737,558	857,938	769,605	832,335	917,963	965,851
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND CLASS II SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.125
December 31 value	$21.816	$17.378	$19.196	$17.543	$15.466	$16.347	$14.700	$11.376	$9.914	$9.969
December 31 units	14,123	14,080	18,043	19,035	25,491	24,622	25,576	27,095	28,802	29,503
AMERICAN CENTURY VP ULTRA® FUND CLASS I SUB-ACCOUNT
May 1, 2003 value (initial public offering) $10.000
December 31 value	$39.487	$29.755	$29.950	$22.969	$22.300	$21.280	$19.619	$14.514	$12.920	$12.964
December 31 units	7,458	8,271	9,142	12,475	15,413	19,330	22,495	25,175	30,531	34,271
AMERICAN CENTURY VP ULTRA® FUND CLASS II SUB-ACCOUNT
March 16, 2007 value (initial public offering) $10.000
December 31 value	$31.765	$23.957	$24.152	$18.554	$18.030	$17.241	$15.919	$11.791	$10.509	$10.566
December 31 units	21,510	24,891	27,700	27,803	25,326	18,512	11,501	11,849	15,598	10,093
AMERICAN CENTURY VP VALUE FUND CLASS I SUB-ACCOUNT
May 1, 2002 value (initial public offering) $10.000
December 31 value	$29.808	$23.795	$26.564	$24.770	$20.849	$21.997	$19.727	$15.187	$13.442	$13.494
December 31 units	83,270	104,005	123,313	165,702	180,202	214,460	247,840	253,833	289,140	286,317
BNY MELLON VARIABLE INVESTMENT PORTFOLIOS - MIDCAP STOCK PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$29.106	$24.559	$29.472	$25.904	$22.749	$23.609	$21.360	$16.046	$13.597	$13.734
December 31 units	185,203	211,246	249,600	370,210	440,723	506,150	598,017	637,915	720,881	786,086
BNY MELLON VARIABLE INVESTMENT PORTFOLIOS - TECHNOLOGY GROWTH PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$13.720	$11.059	$11.327	$8.052	$7.797	$7.449	$7.071	$5.399	$4.736	$5.208
December 31 units	199,022	227,656	269,082	321,747	361,884	388,714	435,635	462,043	560,576	571,383

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

BNY MELLON STOCK INDEX FUND, INC. - SERVICE SHARES SUB-ACCOUNT
May 1, 2003 value (initial public offering) $10.000
December 31 value	$36.228	$28.078	$29.929	$25.039	$22.784	$22.906	$20.538	$15.814	$13.888	$13.859
December 31 units	204,009	239,282	298,742	445,089	514,567	606,994	706,144	718,522	804,234	838,562
BNY MELLON SUSTAINABLE U.S. EQUITY PORTFOLIO, INC. - INITIAL SHARES SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$16.641	$12.560	$13.324	$11.715	$10.764	$11.276	$10.079	$7.608	$6.890	$6.925
December 31 units	138,902	164,646	183,872	234,144	266,177	347,810	395,334	434,658	430,441	441,443
BNY MELLON VARIABLE INVESTMENT FUND - APPRECIATION PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$25.145	$18.736	$20.400	$16.246	$15.268	$15.875	$14.894	$12.472	$11.453	$10.654
December 31 units	123,490	133,267	141,954	186,100	214,506	232,456	261,950	283,270	315,220	354,607
BNY MELLON VARIABLE INVESTMENT FUND - QUALITY BOND PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$17.740	$16.649	$17.326	$16.813	$16.794	$17.317	$16.758	$17.260	$16.360	$15.500
December 31 units	70,540	80,885	93,754	125,010	152,473	180,737	213,358	230,370	249,731	274,775
CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO CLASS F SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$10.061	$8.432	$9.921	$8.084	$8.178	$8.449	$9.176	$7.724	$6.692	$7.792
December 31 units	10,439	9,978	11,372	17,519	15,962	16,899	14,427	8,777	3,708	2,461
CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO CLASS I SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$13.115	$12.268	$12.488	$12.236	$12.094	$12.260	$11.736	$12.245	$11.960	$11.189
December 31 units	201,219	245,364	265,254	325,529	342,037	395,779	360,885	280,370	205,573	160,893
CALVERT VP NASDAQ 100 INDEX PORTFOLIO CLASS I SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$40.964	$29.933	$30.500	$23.369	$22.232	$20.670	$17.664	$13.166	$11.352	$11.175
December 31 units	71,942	81,933	83,579	82,093	67,351	45,059	29,871	42,594	9,510	10,241
CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO CLASS F SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$21.316	$17.318	$19.838	$17.632	$14.823	$15.890	$15.505	$11.425	$10.055	$10.741
December 31 units	31,687	39,803	47,941	65,229	63,114	74,770	78,465	79,870	81,327	76,546
CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO CLASS F SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$23.107	$18.662	$21.403	$18.771	$15.867	$16.571	$15.418	$11.802	$10.231	$10.637
December 31 units	22,503	32,337	33,909	37,386	36,607	35,960	34,565	32,255	33,752	22,419
CALVERT VP SRI BALANCED PORTFOLIO CLASS I SUB-ACCOUNT (1)
May 1, 2008 value (initial public offering) $10.000
December 31 value	$19.067	$15.543	$16.195	$14.664	$13.787	$14.295	$13.226	$11.366	$10.431	$10.207
December 31 units	23,108	16,757	15,502	16,593	19,466	17,945	14,811	18,146	16,464	15,944
DWS CAPITAL GROWTH VIP - CLASS B SUB-ACCOUNT
May 1, 2008 value (initial public offering) $10.000
December 31 value	$27.055	$20.057	$20.729	$16.688	$16.272	$15.232	$13.711	$10.361	$9.088	$9.677
December 31 units	49,099	65,938	91,639	139,162	138,972	161,907	182,110	188,869	201,774	189,238
DWS CROCI® INTERNATIONAL VIP - CLASS A SUB-ACCOUNT
February 11, 1994 value (initial public offering) $10.948
December 31 value	$18.854	$15.701	$18.602	$15.466	$15.569	$16.704	$19.199	$16.194	$13.612	$16.566
December 31 units	88,427	95,884	105,996	123,283	136,976	155,491	173,417	185,377	212,572	246,434

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

DWS GLOBAL INCOME BUILDER VIP - CLASS A SUB-ACCOUNT
February 11, 1994 value (initial public offering) $10.435
December 31 value	$38.121	$32.171	$35.335	$30.747	$29.190	$30.035	$29.335	$25.507	$22.896	$23.553
December 31 units	169,481	185,322	209,158	246,301	280,464	313,094	356,037	388,420	426,173	481,191
DWS GLOBAL SMALL CAP VIP - CLASS B SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$13.322	$11.158	$14.278	$12.106	$12.114	$12.180	$12.910	$9.650	$8.509	$9.597
December 31 units	7,031	8,181	10,157	10,999	11,530	14,627	15,673	10,002	13,541	11,297
DWS INTERNATIONAL GROWTH VIP - CLASS B SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$12.556	$9.732	$11.880	$9.617	$9.434	$9.718	$9.879	$8.237	$7.069	$8.401
December 31 units	5,908	6,222	2,962	2,342	2,080	6,201	5,733	6,992	6,792	6,319
FEDERATED HERMES HIGH INCOME BOND FUND II - PRIMARY SHARES SUB-ACCOUNT
January 25, 1996 value (initial public offering) $9.870
December 31 value	$31.983	$28.315	$29.693	$28.156	$24.867	$25.883	$25.560	$24.228	$21.422	$20.655
December 31 units	45,062	48,474	53,454	61,203	79,618	90,831	107,312	112,548	125,011	140,735
FEDERATED HERMES MANAGED VOLATILITY FUND II - PRIMARY SHARES SUB-ACCOUNT
January 25, 1996 value (initial public offering) $11.110
December 31 value	$29.111	$24.555	$27.215	$23.365	$22.002	$24.136	$23.555	$19.621	$17.524	$16.961
December 31 units	19,445	20,847	24,093	27,892	35,009	38,423	45,038	53,729	68,096	84,547
FIDELITY VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 2003 value (initial public offering) $10.000
December 31 value	$22.620	$19.399	$20.786	$18.472	$18.174	$18.404	$17.635	$15.456	$13.935	$14.502
December 31 units	5,305	6,334	6,674	8,814	9,853	14,506	20,003	20,805	24,135	24,976
FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 1998 value (initial public offering) $10.000
December 31 value	$44.174	$34.046	$36.880	$30.686	$28.811	$29.022	$26.291	$20.308	$17.691	$18.404
December 31 units	544,668	657,713	750,559	992,334	1,135,864	1,276,546	1,417,492	1,486,095	1,585,800	1,630,277
FIDELITY VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 2003 value (initial public Offering) $10.000
December 31 value	$30.765	$24.480	$27.073	$24.317	$20.895	$22.064	$20.581	$16.286	$14.080	$14.140
December 31 units	129,698	145,150	190,887	287,418	347,208	394,988	432,898	450,282	509,239	539,759
FIDELITY VIP FREEDOM 2010 PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$15.564	$13.636	$14.445	$12.986	$12.514	$12.758	$12.415	$11.123	$10.109	$10.295
December 31 units	383	281	192	1,329	1,454	2,789	1,260	1,452	2,983	7,360
FIDELITY VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$16.017	$13.768	$14.742	$13.022	$12.507	$12.748	$12.377	$11.000	$9.969	$10.161
December 31 units	8,825	9,499	10,314	14,160	20,111	25,242	35,788	27,715	22,005	9,062
FIDELITY VIP FREEDOM 2020 PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$16.212	$13.714	$14.809	$12.917	$12.380	$12.612	$12.228	$10.724	$9.618	$9.876
December 31 units	26,745	39,436	48,170	62,146	40,664	85,812	144,645	133,085	66,388	65,864
FIDELITY VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$17.175	$14.334	$15.594	$13.450	$12.869	$13.117	$12.686	$10.746	$9.493	$9.858
December 31 units	46,653	45,630	46,481	74,662	66,386	48,983	31,562	25,359	21,069	17,333

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

FIDELITY VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$17.350	$14.176	$15.637	$13.138	$12.524	$12.769	$12.362	$10.326	$9.092	$9.488
December 31 units	92,478	95,242	77,369	98,096	78,353	66,296	37,831	34,414	29,526	19,287
FIDELITY VIP FREEDOM INCOME FUND PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$13.447	$12.216	$12.677	$11.864	$11.549	$11.779	$11.537	$11.120	$10.613	$10.615
December 31 units	6,233	5,983	6,306	9,505	9,104	7,582	8,824	11,883	21,306	11,015
FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
December 31 value	$9.802	$9.768	$9.770	$9.866	$10.003	$10.143	$10.285	$10.429	$10.575	$10.723
December 31 units	504,084	558,703	629,205	716,112	911,064	1,024,219	900,289	906,707	962,395	806,175
FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$21.501	$16.234	$16.492	$12.375	$12.450	$11.780	$10.734	$7.984	$7.060	$7.144
December 31 units	599,380	661,992	746,443	966,537	1,090,842	1,211,774	1,336,097	1,443,160	1,559,146	1,692,570
FIDELITY VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$24.444	$19.060	$21.238	$18.423	$16.094	$16.701	$15.331	$11.640	$9.956	$9.936
December 31 units	164,621	186,098	226,601	307,000	360,803	416,588	458,717	493,108	559,126	606,112
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
May 1, 1998 value (initial public offering) $10.000
December 31 value	$33.118	$23.846	$21.504	$16.212	$16.384	$15.733	$14.220	$10.457	$8.866	$8.789
December 31 units	119,294	138,357	165,806	192,158	207,655	235,355	259,245	284,892	324,445	356,902
FIDELITY VIP MID CAP PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.046
December 31 value	$28.879	$23.776	$28.293	$23.803	$21.566	$22.232	$21.263	$15.870	$14.049	$15.981
December 31 units	123,445	151,032	181,430	281,261	342,753	394,291	464,315	492,608	517,354	518,877
FIDELITY VIP OVERSEAS PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$11.686	$9.295	$11.098	$8.657	$9.267	$9.098	$10.061	$7.838	$6.604	$8.101
December 31 units	29,450	33,952	26,620	24,761	25,974	27,218	23,420	20,491	32,438	24,456
FRANKLIN ALLOCATION VIP FUND - CLASS 2 SUB-ACCOUNT (formerly Franklin Founding Funds Allocation VIP Fund)
May 1 value (initial public offering) $10.000
December 31 value	$15.241	$12.895	$14.474	$13.108	$11.744	$12.698	$12.521	$10.259	$9.021	$9.291
December 31 units	29,068	31,890	32,388	42,555	45,062	37,886	35,321	33,486	36,336	32,920
FRANKLIN FLEX CAP GROWTH VIP FUND - CLASS 2 SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.064
December 31 value	$29.333	$22.678	$22.301	$17.815	$18.602	$18.075	$17.276	$12.743	$11.827	$12.599
December 31 units	14,892	14,573	16,837	18,118	22,444	21,446	27,062	29,145	28,877	24,453
FRANKLIN INCOME VIP FUND - CLASS 2 SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
December 31 value	$19.768	$17.273	$18.306	$16.926	$15.053	$16.424	$15.920	$14.169	$12.756	$12.634
December 31 units	178,295	205,547	236,146	318,438	381,707	399,714	423,587	410,622	427,245	458,228
FRANKLIN MUTUAL SHARES VIP FUND - CLASS 2 SUB-ACCOUNT
May 1, 2002 value (initial public offering) $10.000
December 31 value	$23.267	$19.250	$21.469	$20.094	$17.557	$18.729	$17.730	$14.019	$12.444	$12.752
December 31 units	179,062	201,677	234,499	338,296	413,964	455,052	487,449	526,069	566,736	579,325

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 2 SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.061
December 31 value	$27.254	$21.875	$25.464	$23.336	$18.177	$19.903	$20.069	$14.939	$12.797	$13.484
December 31 units	166,622	199,595	242,013	373,584	436,042	497,394	520,526	532,193	543,589	508,147
FRANKLIN SMALL MID-CAP GROWTH VIP FUND - CLASS 2 SUB-ACCOUNT
May 1, 1999 value (initial public offering) $10.000
December 31 value	$19.179	$14.798	$15.860	$13.248	$12.896	$13.435	$12.677	$9.305	$8.513	$9.071
December 31 units	174,678	199,640	226,760	301,107	338,593	378,828	411,756	473,981	528,007	588,542
FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND - CLASS 2 SUB-ACCOUNT
May 1, 1999 value (initial public offering) $10.000
December 31 value	$16.232	$15.643	$15.811	$15.822	$15.938	$16.087	$15.780	$16.368	$16.292	$15.633
December 31 units	252,118	313,306	362,109	447,880	503,792	635,611	681,810	677,844	674,140	733,549
INVESCO V.I. AMERICAN FRANCHISE FUND - SERIES I SUB-ACCOUNT
April 28, 2006 value (initial public offering) $10.000
December 31 value	$21.057	$15.615	$16.432	$13.085	$12.975	$12.530	$11.718	$8.480	$7.639	$8.412
December 31 units	218,689	240,949	278,347	344,549	378,397	423,378	467,736	515,725	569,332	593,389
INVESCO V.I. AMERICAN FRANCHISE FUND - SERIES II SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.111
December 31 value	$25.198	$18.730	$19.765	$15.778	$15.684	$15.184	$14.235	$10.326	$9.330	$10.297
December 31 units	32,670	37,353	42,338	63,816	76,256	75,935	72,529	75,956	77,179	82,274
INVESCO V.I. GLOBAL REAL ESTATE FUND - SERIES I SUB-ACCOUNT
May 1, 1998 value (initial public offering) $10.000
December 31 value	$40.241	$33.178	$35.854	$32.161	$31.961	$32.899	$29.107	$28.738	$22.747	$24.673
December 31 units	62,834	71,262	84,105	110,662	146,468	169,792	192,927	217,325	239,437	280,705
INVESCO V.I. HEALTH CARE FUND - SERIES I SUB-ACCOUNT
May 1, 2003 value (initial public offering) $10.000
December 31 value	$37.207	$28.476	$28.621	$25.057	$28.699	$28.211	$23.907	$17.250	$14.470	$14.116
December 31 units	6,678	6,847	7,389	8,621	11,100	13,419	15,452	18,163	20,636	29,199
INVESCO V.I. INTERNATIONAL GROWTH FUND - SERIES I SUB ACCOUNT
May 1, 2003 value (initial public offering) $10.000
December 31 value	$33.782	$26.645	$31.783	$26.203	$26.692	$27.717	$28.015	$23.871	$20.954	$22.785
December 31 units	15,371	21,593	26,406	34,469	46,859	57,576	67,211	71,600	78,985	86,709
INVESCO V.I. INTERNATIONAL GROWTH FUND - SERIES II SUB ACCOUNT
March 15, 2006 value (initial public offering) $10.000
December 31 value	$16.653	$13.169	$15.750	$13.014	$13.290	$13.839	$14.022	$11.977	$10.539	$11.491
December 31 units	341,869	443,877	536,824	845,109	941,777	1,073,595	1,032,846	987,146	923,445	808,161
INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND - SERIES I SUB-ACCOUNT (4)
May 1, 2003 value (initial public offering) $10.000
December 31 value	$36.721	$27.719	$29.775	$24.650	$24.809	$24.859	$23.334	$17.270	$15.636	$17.079
December 31 units	3,930	3,900	4,005	4,032	3,996	5,339	5,808	7,411	11,295	14,045
INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND - SERIES II SUB-ACCOUNT (4)
March 15, 2006 value (initial public offering) $10.000
December 31 value	$20.718	$15.679	$16.893	$14.025	$14.142	$14.193	$13.365	$9.922	$8.994	$9.846
December 31 units	11,060	13,407	16,520	22,500	27,448	37,373	45,647	48,749	58,799	65,612
INVESCO V.I. SMALL CAP EQUITY FUND - SERIES II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$19.053	$15.295	$18.309	$16.325	$14.802	$15.925	$15.820	$11.703	$10.442	$10.695
December 31 units	10,806	17,911	24,570	27,613	26,287	25,439	27,292	23,279	18,925	9,538

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO - CLASS 1 SUB-ACCOUNT
May 1 value (initial public offering) $11.744
December 31 value	$43.206	$34.565	$39.762	$35.442	$31.336	$32.644	$28.760	$22.044	$18.572	$18.435
December 31 units	96,760	111,997	127,247	184,990	215,084	241,550	269,278	271,715	278,788	276,981
JPMORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO - CLASS 1 SUB-ACCOUNT
May 1 value (initial public offering) $5.822
December 31 value	$23.095	$17.776	$19.212	$15.926	$14.558	$14.636	$13.031	$9.701	$8.363	$8.642
December 31 units	57,262	65,285	80,448	100,014	109,912	137,123	151,403	162,380	174,543	184,815
MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$15.817	$13.129	$14.686	$12.431	$11.335	$11.830	$11.483	$9.859	$8.755	$9.350
December 31 units	105,697	118,399	125,816	188,227	205,604	207,587	217,397	224,681	263,019	255,978
MORNINGSTAR BALANCED ETF ASSET ALLOCATION PORTFOLIO - CLASS II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$14.697	$12.820	$13.865	$12.407	$11.598	$12.029	$11.672	$10.581	$9.684	$9.908
December 31 units	274,429	336,322	405,871	689,297	705,150	724,019	718,875	753,509	761,566	603,700
MORNINGSTAR CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO - CLASS II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$12.256	$11.348	$11.788	$11.256	$10.911	$11.201	$11.053	$10.928	$10.534	$10.357
December 31 units	10,915	17,394	20,563	23,368	26,487	34,913	39,345	43,795	43,488	36,118
MORNINGSTAR GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$15.510	$13.133	$14.483	$12.521	$11.575	$12.041	$11.676	$10.160	$9.125	$9.607
December 31 units	205,808	254,984	298,199	438,402	454,388	462,424	466,006	460,582	405,952	337,600
MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO - CLASS II SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$13.435	$12.068	$12.782	$11.790	$11.239	$11.592	$11.380	$10.752	$10.109	$10.141
December 31 units	50,246	52,002	74,013	123,248	164,449	177,803	169,974	163,657	169,244	138,604
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO - CLASS S SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$23.270	$17.813	$19.333	$15.739	$15.323	$15.386	$14.539	$11.146	$10.083	$10.199
December 31 units	27,831	32,211	37,434	45,940	43,418	44,218	50,878	52,287	48,429	47,005
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO - CLASS S SUB-ACCOUNT
May 1 value (initial public offering) $10.000
December 31 value	$17.816	$15.517	$18.619	$16.228	$14.189	$15.729	$14.047	$10.420	$9.159	$9.955
December 31 units	2,232	3,088	4,255	4,634	4,059	4,103	3,345	2,457	2,923	3,431
NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO - CLASS S SUB-ACCOUNT (formerly Neuberger Berman AMT Guardian Portfolio) (3)
May 1 value (initial public offering) $10.000
December 31 value	$22.013	$17.096	$18.765	$15.256	$14.226	$15.205	$14.161	$10.360	$9.331	$9.763
December 31 units	5,514	5,599	10,339	10,615	10,039	9,590	7,912	5,868	7,920	6,848
PIMCO ALL ASSET PORTFOLIO - ADVISOR CLASS SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.008
December 31 value	$16.170	$14.674	$15.740	$14.078	$12.644	$14.119	$14.254	$14.439	$12.754	$12.689
December 31 units	22,607	33,347	42,737	50,822	40,105	47,312	55,977	53,789	54,753	48,204
PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO - ADMINISTRATIVE CLASS SUB-ACCOUNT
April 28, 2005 value (initial public offering) $9.920
December 31 value	$6.034	$5.492	$6.486	$6.439	$5.670	$7.740	$9.622	$11.439	$11.007	$12.075
December 31 units	178,856	209,190	247,709	372,637	404,803	398,753	420,683	336,826	303,371	296,982

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

PIONEER BOND VCT PORTFOLIO - CLASS I SUB-ACCOUNT
February 11, 1994 value (initial public offering) $16.217
December 31 value	$43.004	$39.909	$40.819	$39.799	$38.767	$39.196	$37.476	$37.623	$35.086	$33.709
December 31 units	47,227	52,293	57,638	63,265	70,864	80,459	88,432	96,259	105,581	117,620
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
December 31 value	$26.995	$21.860	$24.302	$21.396	$18.152	$18.367	$16.518	$13.002	$11.990	$11.496
December 31 units	216,041	270,866	317,386	440,672	501,115	582,103	599,253	546,121	501,568	403,502
PIONEER FUND VCT PORTFOLIO - CLASS I SUB-ACCOUNT
February 11, 1994 value (initial public offering) $24.528
December 31 value	$132.005	$101.930	$104.959	$87.443	$80.747	$81.936	$74.834	$56.937	$52.378	$55.504
December 31 units	269,345	294,588	329,298	380,768	423,736	474,825	544,196	598,723	676,661	745,640
PIONEER HIGH YIELD VCT PORTFOLIO - CLASS II SUB-ACCOUNT
December 2, 2005 value (initial public offering) $10.000
December 31 value	$18.702	$16.594	$17.522	$16.602	$14.794	$15.667	$15.935	$14.451	$12.661	$13.104
December 31 units	56,766	71,943	84,374	112,215	134,274	156,025	154,443	138,212	133,960	120,210
PIONEER MID CAP VALUE VCT PORTFOLIO - CLASS I SUB-ACCOUNT
February 11, 1994 value (initial public offering) $10.073
December 31 value	$45.374	$35.825	$45.046	$40.362	$35.116	$37.942	$33.432	$25.471	$23.248	$24.983
December 31 units	119,701	133,231	150,831	167,253	188,684	213,780	252,194	275,923	316,792	353,698
PIONEER REAL ESTATE SHARES VCT PORTFOLIO - CLASS II SUB-ACCOUNT
April 28, 2006 value (initial public offering) $10.000
December 31 value	$19.480	$15.444	$16.940	$16.629	$15.936	$15.462	$12.010	$11.995	$10.478	$9.681
December 31 units	93,668	125,251	151,927	219,230	247,205	311,686	324,312	297,173	290,812	281,497
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO - CLASS I SUB-ACCOUNT
February 11, 1994 value (initial public offering) $13.910
December 31 value	$124.951	$95.214	$103.257	$80.527	$78.719	$78.549	$72.792	$51.817	$49.100	$50.943
December 31 units	297,493	327,985	362,633	410,988	456,569	517,732	584,431	656,462	744,757	812,286
PIONEER STRATEGIC INCOME VCT PORTFOLIO - CLASS II SUB-ACCOUNT
December 2 , 2004 value (initial public offering) $10.000
December 31 value	$16.964	$15.708	$16.245	$15.726	$14.857	$15.300	$14.959	$15.032	$13.709	$13.687
December 31 units	210,724	272,128	344,775	479,443	519,786	547,603	572,537	551,664	496,790	375,694
TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 2 SUB-ACCOUNT
May 1, 2000 value (initial public offering) $10.000
December 31 value	$26.582	$21.277	$25.626	$18.508	$15.981	$20.157	$22.314	$22.839	$20.468	$24.668
December 31 units	59,325	71,545	83,466	95,265	106,280	123,393	152,466	173,671	195,187	214,821
TEMPLETON GLOBAL BOND VIP FUND - CLASS 2 SUB- ACCOUNT
April 28, 2015 value (initial public offering) $10.013
December 31 value	$17.944	$17.838	$17.747	$17.657	$17.394	$18.433	$18.356	$18.316	$16.143	$16.514
December 31 units	165,000	199,500	225,927	319,384	423,839	490,376	547,632	554,935	552,458	466,424
TEMPLETON GROWTH VIP FUND - CLASS 2 SUB-ACCOUNT
May 1, 2002 value (initial public offering) $10.000
December 31 value	$18.045	$15.892	$18.928	$16.197	$14.983	$16.249	$16.955	$13.143	$11.010	$12.002
December 31 units	195,869	226,605	250,253	345,255	437,511	472,355	465,148	485,647	508,787	487,278
VOYA GLOBAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO CLASS S SUB-ACCOUNT (2) (formerly Voya Global Equity Portfolio)
January 25, 1996 value (initial public offering) $11.330
December 31 value	$38.661	$32.291	$36.033	$29.601	$28.382	$31.243	$35.919	$32.064	$33.470	$37.361
December 31 units	13,444	14,434	15,249	16,497	22,038	25,472	31,230	34,982	41,828	46,877

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO CLASS I SUB-ACCOUNT
January 25, 1996 value (initial public offering) $10.350
December 31 value	$33.072	$25.386	$30.865	$21.832	$19.547	$23.476	$23.543	$25.262	$21.469	$26.567
December 31 units	17,297	17,941	18,307	20,384	23,611	32,297	45,853	54,189	58,443	63,553
The table below shows the Accumulation Unit values and the total number of Accumulation Units outstanding for those Sub-accounts which had assets invested in the optional benefits under the contract as of December 31, 2019 . There are no contracts issued with both the GMDB and EEB elected.

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
AMERICAN CENTURY VP BALANCED FUND CLASS I SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$11.869	29	$11.903	456
2010	$13.040	29	$13.083	456
2011	$13.518	29	$13.570	456
2012	$14.872	29	$14.937	456
2013	$17.187	29	$17.271	456
2014	$18.581	29	$18.680	456
2015	$17.815	29	$17.920	456
2016	$18.760	29	$18.879	456
2017	$21.031	29	$21.175	456
2018	$19.903	29	$20.049	—
2019	$23.475	29	$23.660	—
AMERICAN CENTURY VP INTERNATIONAL FUND CLASS I SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$9.493	6	$9.520	999
2010	$10.585	8	$10.620	999
2011	$9.163	10	$9.198	999
2012	$10.925	12	$10.972	999
2013	$13.161	13	$13.225	999
2014	$12.239	15	$12.304	999
2015	$12.136	—	$12.207	999
2016	$11.287	—	$11.359	999
2017	$14.575	—	$14.675	999
2018	$12.159	—	$12.249	—
2019	$15.367	—	$15.488	—
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND CLASS II FUND SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.125
2009	$9.039	134
2010	$9.856	41
2011	$9.782	45
2012	$11.203	48
2013	$14.447	51
2014	$16.034	53
2015	$15.140	55
2016	$17.139	58
2017	$18.715	60
2018	$16.909	62
2019	$21.185	64

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
AMERICAN CENTURY VP ULTRA® FUND CLASS I SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009			$11.229	195
2010			$12.835	195
2011			$12.772	195
2012			$14.327	195
2013			$19.336	195
2014			$20.942	195
2015			$21.913	195
2016			$22.536	195
2017			$29.342	195
2018			$29.107	—
2019			$38.570	—
BNY MELLON VARIABLE INVESTMENT FUND - APPRECIATION PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$9.263	223
2010	$10.513	223
2011	$11.279	223
2012	$12.257	223
2013	$14.608	223
2014	$15.540	223
2015	$14.915	223
2016	$15.840	223
2017	$19.850	—
2018	$18.195	—
2019	$24.369	—
BNY MELLON INVESTMENT PORTFOLIOS - MIDCAP STOCK PORTFOLIO - INITIAL SHARES SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$10.835	30
2010	$13.552	30
2011	$13.390	30
2012	$15.770	30
2013	$20.951	30
2014	$23.111	30
2015	$22.224	30
2016	$25.255	30
2017	$28.678	30
2018	$23.849	30
2019	$28.207	30
BNY MELLON STOCK INDEX FUND, INC. - SERVICE SHARES SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$12.132	182	$12.166	637
2010	$13.675	177	$13.721	637
2011	$13.677	224	$13.729	637
2012	$15.542	172	$15.609	637
2013	$20.144	94	$20.242	637
2014	$22.423	96	$22.543	637
2015	$22.258	75	$22.389	637

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
2016	$24.412	102	$24.567	637
2017	$29.122	29	$29.322	637
2018	$27.266	—	$27.467	—
2019	$35.110	—	$35.386	—
FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$15.743	197
2010	$18.160	196
2011	$17.421	195
2012	$19.959	193
2013	$25.787	183
2014	$28.409	183
2015	$28.146	183
2016	$29.918	185
2017	$35.886	73
2018	$33.061	74
2019	$42.811	75
FIDELITY VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$12.313	19	$12.348	284
2010	$13.953	25	$14.000	284
2011	$13.865	30	$13.919	284
2012	$16.006	35	$16.076	284
2013	$20.186	39	$20.284	284
2014	$21.598	41	$21.713	284
2015	$20.412	—	$20.532	284
2016	$23.709	—	$23.860	284
2017	$26.342	—	$26.523	284
2018	$23.772	—	$23.947	—
2019	$29.815	—	$30.050	—
FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
2009	$10.756	343	$10.784	172
2010	$10.593	129	$10.625	167
2011	$10.427	23	$10.464	161
2012	$10.262	20	$10.303	156
2013	$10.100	18	$10.146	150
2014	$9.940	59	$9.991	144
2015	$9.784	56	$9.838	138
2016	$9.630	56	$9.688	138
2017	$9.518	195	$9.580	138
2018	$9.497	198	$9.564	—
2019	$9.511	199	$9.583	—
FIDELITY VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$8.673	20
2010	$9.805	27
2011	$9.804	32
2012	$11.440	37
2013	$15.037	41

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
2014	$16.348	44
2015	$15.723	—
2016	$17.962	—
2017	$20.665	—
2018	$18.509	—
2019	$23.689	—
FIDELITY VIP MID-CAP PORTFOLIO - SERVICE CLASS 2 SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.046
2009	$12.487	84
2010	$15.800	92
2011	$13.862	99
2012	$15.628	106
2013	$20.897	112
2014	$21.806	116
2015	$21.110	76
2016	$23.253	78
2017	$27.585	79
2018	$23.135	80
2019	$28.043	82
FRANKLIN INCOME VIP FUND - CLASS 2 SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
2009	$11.256	751
2010	$12.481	30
2011	$12.577	31
2012	$13.942	33
2013	$15.634	34
2014	$16.096	34
2015	$14.723	36
2016	$16.522	39
2017	$17.833	41
2018	$16.793	43
2019	$19.181	45
FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 2 SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.061
2009	$10.565	236
2010	$13.332	239
2011	$12.627	242
2012	$14.711	244
2013	$19.724	219
2014	$19.522	221
2015	$17.793	223
2016	$22.797	224
2017	$24.826	52
2018	$21.284	53
2019	$26.465	55
FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND - CLASS 2 SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
2009			$14.931	622
2010			$15.478	622
2011			$16.106	622

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
2012			$16.157	622
2013			$15.552	622
2014			$15.831	622
2015			$15.662	622
2016			$15.524	622
2017			$15.490	622
2018			$15.302	—
2019			$15.855	—
INVESCO V.I. GLOBAL REAL ESTATE FUND - SERIES I SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$21.051	24
2010	$24.346	24
2011	$22.401	24
2012	$28.243	24
2013	$28.549	24
2014	$32.204	24
2015	$31.223	24
2016	$31.356	24
2017	$34.887	24
2018	$32.218	24
2019	$38.999	24
INVESCO V.I. INTERNATIONAL GROWTH FUND - SERIES II SUB-ACCOUNT
March 15, 2006 value (initial public offering) $10.000
2009	$10.270	700	$10.289	266
2010	$11.381	469	$11.408	266
2011	$10.417	530	$10.448	266
2012	$11.816	468	$11.856	266
2013	$13.805	368	$13.859	266
2014	$13.598	374	$13.658	266
2015	$13.032	421	$13.096	266
2016	$12.736	473	$12.805	266
2017	$15.383	217	$15.474	266
2018	$12.836	129	$12.918	—
2019	$16.199	133	$16.312	—
INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND - SERIES II SUB-ACCOUNT (4)
March 15, 2006 value (initial public offering) $10.000
2009			$8.380	311
2010			$9.776	311
2011			$8.916	311
2012			$9.821	311
2013			$13.210	311
2014			$14.007	311
2015			$13.935	311
2016			$13.800	311
2017			$16.597	311
2018			$15.380	—
2019			$20.293	—
JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO- CLASS 1 SUB-ACCOUNT
April 30, 2004 value (initial public offering) $10.000
2009	$14.972	122	$15.014	249

	With GMDB		With EEB
	Dec. 31st value	Dec. 31st units	Dec. 31st value	Dec. 31st units
2010	$18.190	58	$18.251	249
2011	$18.289	62	$18.359	249
2012	$21.665	65	$21.759	249
2013	$28.209	48	$28.345	249
2014	$31.955	51	$32.126	249
2015	$30.612	35	$30.792	249
2016	$34.555	36	$34.775	249
2017	$38.689	37	$38.955	249
2018	$33.565	38	$33.813	—
2019	$41.873	39	$42.202	—
PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO - ADMINISTRATIVE CLASS SUB-ACCOUNT
April 28, 2005 value (initial public offering) $9.920
2009	$9.742	—	$9.764	217
2010	$11.938	—	$11.972	217
2011	10.861	—	$10.898	217
2012	11.265	—	$11.308	217
2013	9.456	—	$9.497	217
2014	7.591	—	$7.628	217
2015	5.550	—	$5.580	217
2016	6.290	—	$6.327	217
2017	6.324	—	$6.364	217
2018	5.343	—	$5.380	—
2019	5.860	—	$5.903	—
PIONEER EQUITY INCOME VCT PORTFOLIO - CLASS II SUB-ACCOUNT
December 2, 2004 value (initial public offering) $10.000
2009	$9.679	65
2010	$11.357	69
2011	$11.822	72
2012	$12.793	74
2013	$16.221	49
2014	$18.001	51
2015	$17.754	53
2016	$20.885	55
2017	$23.674	57
2018	$21.253	58
2019	$26.193	59
PIONEER REAL ESTATE SHARES VCT PORTFOLIO - CLASS II SUB-ACCOUNT
April 28, 2005 value (initial public offering) $10.000
2009	$7.582	77	$7.596	267
2010	$9.591	—	$9.613	267
2011	10.360	—	$10.389	267
2012	11.835	—	$11.875	267
2013	11.827	—	$11.872	267
2014	15.196	—	$15.262	267
2015	15.630	—	$15.706	267
2016	16.278	—	$16.365	267
2017	16.549	—	$16.646	267
2018	15.057	—	$15.153	—
2019	18.954	—	$19.084	—

(1)
On or about April 30, 2011, the Calvert VP Balanced Index Portfolio was merged into the Calvert VP SRI Balanced Portfolio. Information shown in this table for years prior to 2011 is for the Calvert VP Balanced Index Portfolio.

(2)
On or about March 6, 2015, the Voya Global Resources Portfolio was reorganized into the Voya Global Value Advantage Portfolio subsequently renamed the Voya Global Equity Portfolio. Information shown in this table for years prior to 2015 is for the Voya Global Resources Portfolio. Effective May 1, 2020, Voya Global Equity Portfolio was renamed the Voya Global High Dividend Low Volatility Portfolio.

(3)
On or about April 30, 2019, the Neuberger Berman AMT Guardian Portfolio merged into the Neuberger Berman AMT Sustainable Equity Portfolio. Information shown in this table for years prior to 2019 is for the Neuberger Berman AMT Guardian Portfolio.

(4)
On or about April 30, 2020, Invesco V.I. Mid Cap Growth Fund was reorganized into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Information shown in this table is for Invesco V.I. Mid Cap Growth Fund.

SPINNAKER® VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
issued by
SYMETRA SEPARATE ACCOUNT C
and
SYMETRA LIFE INSURANCE COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract.
The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company, P.O. Box 305156 Nashville, TN 37230-5156.
This SAI and the prospectus are both dated May 1, 2020.

GENERAL INFORMATION
Terms and phrases used in this SAI have the meaning given to them in the prospectus.
Symetra Life Insurance Company (“Symetra Life”, “we”, and “us”), is a wholly-owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. Symetra Financial Corporation is a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company.
We established Symetra Separate Account C (“the Separate Account”) to hold assets that underlie contract values invested in a number of different variable annuity contracts. The Separate Account meets the definition of “separate account” under Iowa State law and under the federal securities laws. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. We maintain records of all Separate Account purchases and redemptions of the shares of the Sub-accounts.

Accumulation Units and variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it. Since the Separate Account is always fully invested in the shares of the Sub-accounts, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions. The contract Owner bears the entire investment risk. There can be no assurance that the aggregate value in the contract and amount of variable annuity payments will equal or exceed the Purchase Payments made under the contract.

SERVICES
Experts
The SAI of the Registration Statement includes the statutory-basis financial statements of Symetra Life Insurance Company, which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements, and the financial statements of Symetra Separate Account C as of December 31, 2019, and for each of the two years in the period ended December 31, 2019. These financial statements have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Independent Registered Public Accounting Firm
The principal business address of Ernst  & Young LLP is 920 Fifth Avenue, Suite 900, Seattle, WA 98104.

Auditor Update
Symetra Financial Corporation has made the decision to change accounting firms for the annual independent audit of Symetra Life Insurance Company and its registered separate accounts. On May 29, 2019, Symetra Financial Corporation, notified Ernst & Young LLP (“EY”) that its services as Independent Registered Public Accounting Firm will cease upon completion of the annual audits for Symetra Financial Corporation, its subsidiaries and their separate accounts for the fiscal year ending December 31, 2019. On the same day, Symetra Financial Corporation’s Audit Committee appointed KPMG LLP (“KPMG”) as its independent auditor to audit the financial statements of Symetra Financial Corporation and its subsidiaries and their separate accounts for the fiscal year ending December 31, 2020.
With regard to Symetra Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of EY or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of EY, would have caused EY to make reference to the disagreements in its reports for the fiscal years ended December 31, 2019, 2018 and 2017. EY’s reports for the fiscal years ended December 31, 2019, 2018 and 2017 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2019, 2018 and 2017 and the subsequent interim period.
Symetra Life Insurance Company provided a copy of this disclosure, or similar disclosure, to EY for its review and requested that EY provide Symetra Life Insurance Company with a letter addressed to the SEC stating whether EY agrees with the statements

1

made by Symetra Life Insurance Company in the Auditor Update section of Symetra Life Insurance Company’s Form S-1 (No. 333-225314) filed on March 27, 2020. A copy of that letter is filed as Exhibit 16 to that registration statement.
For the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, Symetra Life Insurance Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Symetra Life Insurance Company and its registered separate accounts, and KPMG did not provide either a written report or oral advice to Symetra Life Insurance Company that was an important factor considered by Symetra Financial Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
UNDERWRITER
Symetra Securities, Inc. (“SSI”), an affiliate of Symetra Life, acts as the principal underwriter for the contracts pursuant to an underwriter’s agreement with us. SSI is located at 777 108 th Avenue NE, Suite 1200, Bellevue, WA 98004. The contracts issued by the Separate Account are offered on a continuous basis. For the years ended December 31, 2019, 2018, and 2017, SSI received $1,162,611.56, $1,363,674, and $1,786,961 in commissions for the distribution of all annuity contracts funded through the Separate Account. SSI does not retain any portion of the commissions.

ADDITIONAL TAX INFORMATION
Note
The following description is based upon Symetra Life’s understanding of current federal income tax law applicable to annuities in general. Tax laws are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this SAI or the prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
General
Section 72 of the Internal Revenue Code of 1986, as amended, (“the Code”) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment, a withdrawal, or as annuity payments under the option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is generally taxed on the portion of the payment that exceeds the cost basis in the contract. For a partial withdrawal payment, the recipient is taxed as if earnings are withdrawn first before the cost basis of the contract is withdrawn. The cost basis is generally the amount of non-deductible Purchase Payments which for qualified contracts may be zero. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are generally fully taxable. For certain types of retirement plans there may be no cost basis in the contract within the meaning of Section 72 of the Code resulting in the annuity payments being fully includable in taxable income. Owners, payees and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.
Qualified Contracts
The following describes contracts offered to individual contract Owners in order to allow individuals to accumulate savings for retirement. If your contract is issued as an Individual Retirement Annuity (“IRA”) or Roth Individual Retirement Annuity (“Roth IRA”), then we will issue the contract with language intended to qualify the contract as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us. For SEP IRAs and SIMPLE IRAs, certain IRS requirements and administrative procedures will be provided by your

2

employer, and your contract may be subject to the terms of the SEP IRA or SIMPLE IRA plan. Contracts issued in connection with SEP IRAs and SIMPLE IRAs may include special provisions that may restrict or modify the contract provisions and administrative services in the prospectus. There are generally maximum amounts that can be contributed each year to IRAs. IRA Owners age 50 or older may be able to make additional “catch-up” Purchase Payments each year. If contributions are being made under a SEP or SIMPLE IRA, additional amounts may be contributed as permitted by the Code and the terms of the employer’s plan. Generally, rollovers and direct transfers will not be subject to such limitations.
Individual Retirement Annuities
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See IRS Publication 590 for additional details. Traditional IRAs include the SEP IRA and SIMPLE IRA. An employer can establish a SEP IRA or SIMPLE IRA for its employees. Under an employer’s SEP IRA or SIMPLE IRA, contributions for each eligible employee can be made under a contract issued as an IRA. Under certain conditions, distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Roth Individual Retirement Annuities
Section 408A of the Code permits eligible individuals to make nondeductible contributions to Roth IRAs. Section 408A includes limits on how much you may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from taxable gross income. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.
You may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your taxable gross income, but you will not be required to pay the 10% penalty tax. However, a 10% penalty tax may apply to a conversion from an IRA if distributions occur during the five taxable years beginning with the year in which the conversion was made. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.
The following describes contracts offered to participants of employer-sponsored retirement plans. Owners, Annuitants and Beneficiaries are cautioned that benefits under a retirement plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Symetra Life’s administrative procedures. Contract Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Contracts issued in connection with retirement plans include special provisions that may restrict or modify the contract provisions and administrative services described in the prospectus. Generally, contracts issued pursuant to retirement plans are not transferable except upon surrender or annuitization. The tax rules regarding retirement plans are very complex and will have differing applications depending on individual facts and circumstances.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Symetra Life in connection with retirement plans will utilize annuity purchase rate tables which do not differentiate on the basis of sex. Such annuity purchase rate tables will also be available for use in connection with certain non-qualified deferred compensation plans.
Roth TSAs
Section 402A of the Code permits an employee to designate their contributions to their TSAs as Roth TSA contributions if Roth TSA contributions are permitted by the employer. Many of the federal rules pertaining to Roth TSAs have not yet been finalized. The IRS has not issued guidance regarding issues that may arise with respect to allocation of contract income, expenses, gains and losses. It has also not issued guidance with regard to the allocation of certain charges for guarantees under annuity contracts. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Roth TSA. Roth TSA contributions are

3

includable in gross income and are subject to the TSA limits discussed above. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth TSA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax. Roth TSA contributions are also subject to the same distribution restrictions and required minimum distributions as all other contributions in the plan. A 403(b) plan may allow amounts in non-Roth accounts that are eligible for distribution to be converted to Roth TSA accounts. In addition, plans may also allow conversion of amounts that are not eligible for distribution. Amounts converted to a Roth TSA are taxable as ordinary income in the year of conversion.
Deferred Compensation Plans (457 Plans)
Section 457 of the Code permits governmental and certain other tax exempt employers to establish deferred compensation plans for the benefit of their employees. The Code establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includable in the employees’ gross income until distributed or otherwise made available (for non-governmental 457(b) plans) from the plan. Generally, because contributions are on a before-tax basis, withdrawals are subject to income tax. Your employer may allow loans under governmental Section 457 plans. Special rules apply to deferred compensation plans. Owners should consult their own tax counsel or other tax advisor regarding any distributions.

Tax Treatment of Withdrawals - Qualified Contracts
In addition to ordinary income tax, Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from certain retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax Sheltered Annuities and Roth Tax Sheltered annuities), 408 (Individual Retirement Annuities), and 408A (Roth Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner reaches age 59 1/2; (b) distributions following the death or disability of the Owner (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of such Owner and his or her designated Beneficiary; (d) distributions made to the Owner who has separated from service after he or she has attained age 55; (e) distributions made to the Owner to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to qualified domestic relations order; (g) distributions made to pay health insurance premiums for an unemployed Owner; (h) distributions made to pay qualified higher education expenses; (i) distributions made to an Owner for first home purchases; (j) distributions due to an IRS levy; (k) “qualified reservist distributions” as defined by the Code; and (l) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating from service. The exceptions stated in (d), and (f) above do not apply in the case of an IRA or Roth IRA. The exception stated in (c) above applies to an IRA and Roth IRA without the requirement that there be a separation from service. The exceptions stated in (g), (h), and (i) above do not apply in the case of a TSA or Roth TSA.

The penalty tax does not apply to conversions of traditional IRAs or other eligible retirement plans to Roth IRAs and to most distributions from 457(b) plans. However, the penalty tax will apply if converted amounts are distributed during the five-year period beginning with the year of conversion.

The Secure Act increases the beginning date for required minimum distributions from 70 ½ to 72. This change only applies if you will attain age 72 on or after January 1, 2020. All other requirements for the timing and calculation of required minimum distributions remain the same. If you reached the age of 70 ½ prior to January 1, 2020, you are still required to use age 70 ½ as the triggering age for beginning required minimum distributions.

Such distributions (including distributions from Roth TSAs) must include the present value of any optional benefits you have purchased under the contract. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. If your spouse is your Beneficiary and your contract permits, your spouse may delay the start of required minimum distribution until December 31 of the year in which you would have reached age 72. Or, if your spouse is your sole Beneficiary and the contract is an IRA, then he or she may elect to roll over the death proceeds into his or her own IRA (or a Roth IRA and pay tax on the taxable portion of the death proceeds) and treat the IRA (or Roth IRA) as his or her own.

4

Your spouse may also be able to roll over the death proceeds into the spouse’s eligible retirement plan. Your plan may also offer non-spouse rollovers beginning in 2010. Contact your retirement plan for details.

Non-spouse Beneficiaries may be able to rollover death proceeds to inherited IRAs. If you die after required distributions have begun, payments of your entire remaining interest are subject to the new Secure Act rules.

Temporary Rules Under the CARES Act
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Similar penalties are imposed on premature distributions from qualified annuity contracts. You should consult a competent tax and/or legal advisor for more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, and before taking or failing to take any actions related to the CARES Act.
Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified, as of the end of each quarter (or within 30 days after such last day). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts (such as the contracts) meet the diversification requirements if the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.
The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), which establish diversification requirements for the portfolios underlying variable contracts such as those described in the prospectus. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess “ownership” in those assets, such as the ability to exercise investment control over the assets. If the contract owner is deemed to have "investor control" over the underlying Portfolios, then the contract owner will be taxed currently on income and recognized gains under the Contract. The application of the investor control doctrine is subject to some uncertainty. The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the IRS in which it was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as your ability to transfer among Sub-accounts or the number and type of Sub-accounts available, would cause you to be considered the owner of the assets of the Separate Account resulting in the imposition of federal income tax with respect to earnings allocable to the contract prior to receipt of payments under the contract.
We believe that the design of our contracts and the relationship between our contracts and the Portfolios is such that the investor control doctrine should not apply. In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract Owner being retroactively determined to be the owner of the assets of the Separate Account.

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ANNUITY PROVISIONS
Annuity Unit Value
The value of an Annuity Unit for each Sub-account on any date varies to reflect the investment experience of the Sub-account, the assumed investment return of 4% on which the applicable Variable Annuity Purchase Rate Table is based, and the deduction for charges assessed and imposed by Symetra Life, including a mortality and expense risk charge, asset related administration charge, and, if applicable, a charge for premium taxes.
For any valuation period the value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for each Sub-account, as of the immediately preceding valuation period by the Net Investment Factor(s) for the valuation period for which the value is being calculated, and dividing the result by the Assumed Investment Factor to adjust for the assumed investment return of 4% used in calculating the applicable Variable Annuity Purchase Rate Table.
The Net Investment Factor is a number that represents the change in the Accumulation Unit value of a Sub-account on successive days when the NYSE is open for regular trading. The Net Investment Factor for any Sub-account for any valuation day is determined by taking the Accumulation Unit value of the Sub-account as of the current valuation day, and dividing it by the Accumulation Unit value for the preceding day. The Net Investment Factor will likely be different from the Assumed Investment Factor, and therefore the Annuity Unit value will usually increase or decrease.
The Assumed Investment Factor for a one day valuation period is 1.00010746. This factor neutralizes the assumed investment return of 4% in the Variable Annuity Purchase Rate Table in the contract.
Variable Annuity Payments
The amount of the first annuity payment is based on the annuity option selected, the annuity purchase rate, the age and sex of the Annuitant, the investment performance of the Sub-accounts you selected, and the Annuity Date. The amount of the first payment is the sum of the payments from each Sub-account. We use the Variable Annuity Purchase Rate Table to determine the variable annuity payment based on the value of each Sub-account. We determine the value (after deduction for premium taxes, if applicable) on the 15th day of the preceding month. The Variable Annuity Purchase Rate Table is contained in the contract and is guaranteed for the duration of the contract.
The number of Annuity Units attributed to a Sub-account is the amount of the first annuity payment attributable to that Sub-account, divided by the value of the applicable Annuity Unit for that Sub-account. This determination is made as of the 15th day of the month preceding the Annuity Date. The number of Annuity Units attributed to the variable annuity payment each month remains constant unless the Owner changes Sub-account elections. The value of an Annuity Unit will usually increase or decrease from one month to the next.
The dollar amount of each variable annuity payment after the first is the sum of the payments from each Sub-account, which are determined by multiplying the number of Annuity Units credited for that Sub-account by the Annuity Unit value of that Sub-account as of the 15th day of the month preceding the annuity payment. If the NYSE is closed on that date, the calculation will be made on the next Business Day. If premium taxes are required by state law, these taxes will be deducted before they annuity payment is calculated.
To illustrate the manner in which variable annuity payments are determined we have provided the following example. Item (4) in the example shows the applicable monthly payment rate (which varies depending on the Variable Annuity Purchase Rate Table used in the contract) for an Annuitant with an adjusted age 63, where an Owner has elected a variable life annuity with a guaranteed period of 10 years with the assumed investment return of 4%. (The “Life Annuity with Guaranteed Period” option is described in the prospectus).

(1)	Assumed number of Accumulation Units in a Sub-account on maturity date	25,000
(2)	Assumed value of an Accumulation Unit in a Sub-account at maturity	$12.50
(3)	Cash value of contract at maturity, (1) x (2)	$312,500
(4)	Consideration required to purchase $1 of monthly annuity from Variable Annuity Purchase Rate Table	$200.20
(5)	Amount of first payment from a Sub-account, (3) divided by (4)	$1,560.94
(6)	Assumed value of Annuity Unit in a Sub-account at maturity	$13.00
(7)	Number of Annuity Units attributed to a Sub-account, (5) divided by (6)	120.072

The $312,500 value at maturity provides a first payment from the Sub-account of $1,560.94, and payments thereafter of the varying dollar value of 120.072 Annuity Units. The amount of subsequent payments from the Sub-account is determined by multiplying 120.072 units by the value of an Annuity Unit in the Sub-account on the applicable valuation date. For example, if that unit value is $13.25, the monthly payment from the Sub-account will be 120.072 multiplied by $13.25, or $1,590.95.
However, the value of the Annuity Unit depends on the investment experience of the Sub-account. Thus in the example above, if the Net Investment Factor for the following month was less than the assumed investment return of 4%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $12.75 the succeeding monthly payment would then be 120.072 x $12.75, or $1,530.92.

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For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in one Sub-account. If there are Annuity Units in two or more Sub-accounts, the annuity payment from each Sub-account is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Sub-accounts.
Payments Based on a Number of Years
This option is designed so that payments from the contract will meet the IRS definition of “amounts received as an annuity” and will have an exclusion ratio (for fixed interest annuities) or an excludable amount (for variable annuities) applied to each payment. The exclusion ratio (or excludable amount) determines which part of the payment is a return of after-tax investment in the contract and which part is a taxable distribution of earnings. In order for payments from a nonqualified annuity to be treated as “an amount received as an annuity,” the following requirements must be met:
Fixed Payments

•
The amount of each payment must be determinable on the Annuity Date for the specified term. We calculate Payments Based on a Number of Years by amortizing the Contract Value on the Annuity Date at 3% (or the contract minimum interest guarantee, if less) over a term selected by the contract Owner, but not less than 5 years nor more than the number of years to the Annuitant’s age 100. The expected return is the calculated payment amount times the number of payments (term times payment frequency). The exclusion ratio is the cost basis divided by the expected return.

•	If the contract earns more than the contract’s minimum guaranteed interest rate, then payments will continue beyond the specified term until the account is exhausted.
Variable Payments

•
Because the annuity value of variable annuities is, by definition, variable over time, the amount of future payments can not be determinable on the Annuity Date for the term specified by the Owner. The IRS requires payments to be made over the term, but allows payments to fluctuate from year to year to reflect gains or losses in excess of the original return assumption. For the first full year of payments under the Payments Based on a Number of Years annuity option, we calculate payment(s) by amortizing the Contract Value on the Annuity Date using interest rates ranging from 3% to 120% of the applicable federal mid-term rate (AFR). At the beginning of each subsequent year, we recalculate the payment by amortizing the end of year Contract Value over the remaining term using the original interest rate assumption. This annual recalculation causes the value of the Sub-accounts to be exhausted by the end of the specified term. The excludable amount is the cost basis (after-tax investment in the contract) divided by the expected number of payments (the term in years times the number of payments per year).

To illustrate how the Payments Based on a Number of Years annuity option for the variable portion of the contract is calculated, assume that Contract Owner A elects the Payments Based on a Number of Years annuity option and:

•	Accumulation Unit values for all Sub-accounts on the annuity starting date equal $100,000;

•	Assumed investment return is 4%; and

•	Contract Owner A elects to receive annual payments at the beginning of the year for 20 years.
Under this scenario, contract Owner A’s first annual payment is $7,075.17. This is determined by calculating the payment amount which would reduce the present $100,000 accumulation value to zero over 20 years assuming an investment return of 4%. We then liquidate Accumulation Unit values equal to $7,075.17 for the first annual payment. Now assume that the $92,924.83 remaining balance in one year grows with investment gains to $100,000.
Contract Owner A’s second annual payment is $7,321.02. This is determined by calculating the new payment amount that would reduce the present $100,000 accumulation value to zero over the remaining 19 years, assuming an investment return of 4%.
In the third year, assume that the $92,678.98 remaining balance, after another year, declines with investment losses to $90,000. Contract Owner A’s third annual payment is $6,835.96. This is determined by calculating the amount that would reduce the present $90,000 accumulation value to zero over the remaining 18 years, assuming an investment return of 4%. We then liquidate Accumulation Unit values equal to $6,835.96 to make the third payment.
This annual recalculation process continues until the Accumulation Units are exhausted.

7

FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company included herein should be considered only as bearing upon the ability of Symetra Life to meet its obligations under the contract. They should not be considered as bearing upon the investment experience of the Separate Account or its Sub-accounts.

8

Annual Report

December 31, 2019

Symetra Separate Account C

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and Contract Owners of Symetra Separate Account C
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Symetra Separate Account C (the Separate Account), as of December 31, 2019, and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1994.
Seattle, Washington
April 30, 2020

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Appendix – Subaccounts comprising Symetra Separate Account C

The following subaccounts were audited as of December 31, 2019 and for each of the two years then ended for the statements of operations and changes in net assets:

American Century Balanced                         Franklin U.S. Government Securities VIP Fund - Class 2
American Century Inflation Protection II                    Invesco American Franchise Fund I
American Century International                         Invesco American Franchise Fund II
American Century Large Company Value II                     Invesco Global Real Estate
American Century Ultra I                             Invesco Health Care
American Century Ultra II                         Invesco International Growth I
American Century Value                            Invesco International Growth II
BNY Mellon Appreciation                         Invesco Mid Cap Growth Fund I
BNY Melon MidCap Stock                         Invesco Mid Cap Growth Fund II
BNY Mellon Quality Bond                         Invesco Small Cap Equity II
BNY Mellon Stock Index                             JP Morgan Insurance Trust MidCap Value I
BNY Mellon Sustainable U.S. Equity                     JP Morgan Insurance Trust U.S. Equity I
BNY Mellon Technology Growth                         Morningstar Aggressive Growth ETF Asset Allocation Class I
Calvert EAFE International Index F Class                     Morningstar Aggressive Growth ETF Asset Allocation Class II
Calvert Investment Grade Bond Index                     Morningstar Balanced ETF Asset Allocation Class I
Calvert Nasdaq 100 Index                             Morningstar Balanced ETF Asset Allocation Class II
Calvert Russell 2000 Small Cap Index F Class                 Morningstar Conservative ETF Asset Allocation Class I
Calvert S&P MidCap 400 Index F Class                     Morningstar Conservative ETF Asset Allocation Class II
Calvert SRI Balanced                             Morningstar Growth ETF Asset Allocation Class I
Columbia VP Mid Cap Value Fund - Class 1                 Morningstar Growth ETF Asset Allocation Class II
DWS Capital Growth VIP B                         Morningstar Income & Growth ETF Asset Allocation Class I
DWS CROCI International VIP - Class A                     Morningstar Income & Growth ETF Asset Allocation Class II
DWS Global Income Builder VIP A                     Neuberger Berman AMT Mid Cap Growth Class S
DWS Global Small Cap VIP B                         Neuberger Berman AMT Mid Cap Intrinsic Value Class S
DWS International Growth VIP B Share                     PIMCO All Asset Portfolio Advisor
DWS Small Cap Index A Share                         PIMCO CommodityRealReturn Strat. Administrative Class
Federated High Income Bond                         PIMCO Total Return Portfolio Advisor
Federated Managed Volatility II                        Pioneer Bond VCT Class I
Fidelity Asset Manager                             Pioneer Equity Income VCT Class II
Fidelity Contrafund                             Pioneer Fund VCT Class I
Fidelity Contrafund II                             Pioneer High Yield VCT Class II
Fidelity Equity-Income                             Pioneer Mid Cap Value VCT Class I
Fidelity Freedom Funds 2010 II                         Pioneer Real Estate VCT Class II
Fidelity Freedom Funds 2015 II                         Pioneer Select Mid Cap Growth VCT Class I
Fidelity Freedom Funds 2020 II                         Pioneer Strategic Income VCT Class II
Fidelity Freedom Funds 2025 II                         Templeton Developing Markets VIP Fund - Class 2
Fidelity Freedom Funds 2030 II                         Templeton Global Bond VIP Fund - Class 2
Fidelity Freedom Funds 2050 II                         Templeton Growth VIP Fund - Class 2
Fidelity Freedom Income Fund II                         Vanguard Balanced
Fidelity Government Money Market Portfolio - Initial Class             Vanguard High Yield Bond
Fidelity Government Money Market Portfolio - Service Class - II        Vanguard International
Fidelity Growth                                 Vanguard Mid-Cap Index
Fidelity Growth & Income                         Vanguard Real Estate Index
Fidelity Growth Opportunities                         Vanguard Total Bond Market Index
Fidelity Index 500                             Vanguard Total Stock Market Index
Fidelity Mid Cap II                             Voya Global Equity Portfolio - Class S         Fidelity Overseas II                            VY JPMorgan Emerging Markets Equity Portfolio Initial
Franklin Allocation VIP Fund - Class 2                     Wanger USA
Franklin Flex Cap Growth VIP Fund - Class 2
Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

The following subaccount had varying audited periods defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations and Changes in Net Assets
Neuberger Berman AMT Guardian Class S	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2018 and the period from January 1, 2019 through April 30, 2019 (date of consolidation)
Neuberger Berman AMT Sustainable Equity Class S	As of December 31, 2019	For the period from April 30, 2019 through December 31, 2019

Symetra Separate Account C
Statements of Assets and Liabilities
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Century Balanced	948,097	$6,928,737	$7,755,438	$7,755,438	328,611
American Century Inflation Protection II	282,694	2,873,819	2,900,440	2,900,440	220,991
American Century International	563,723	5,799,205	6,482,799	6,482,799	417,971
American Century Large Company Value II	20,859	306,492	345,430	345,430	15,848
American Century Ultra I	17,405	263,472	364,294	364,294	9,257
American Century Ultra II	33,637	571,669	688,887	688,887	21,688
American Century Value	237,432	2,318,624	2,782,716	2,782,716	93,450
BNY Mellon Appreciation[1]	77,337	3,143,882	3,306,938	3,306,938	131,948
BNY Mellon MidCap Stock[1]	364,780	7,067,263	6,799,461	6,799,461	237,858
BNY Mellon Quality Bond[1]	130,388	1,551,964	1,567,268	1,567,268	89,063
BNY Mellon Stock Index[1]	163,311	7,444,011	9,803,608	9,803,608	271,395
BNY Mellon Sustainable U.S. Equity[1]	65,632	2,374,646	2,579,312	2,579,312	155,877
BNY Mellon Technology Growth[1]	135,757	2,542,604	3,429,202	3,429,202	255,500
Calvert EAFE International Index F Class	3,103	256,818	279,353	279,353	27,867
Calvert Investment Grade Bond Index	48,804	2,701,565	2,717,455	2,717,455	207,236
Calvert Nasdaq 100 Index	39,728	2,262,870	3,418,624	3,418,624	83,522
Calvert Russell 2000 Small Cap Index F Class	10,764	827,520	868,258	868,258	40,786
Calvert S&P MidCap 400 Index F Class	6,145	665,369	690,432	690,432	29,923
Calvert SRI Balanced	192,410	408,750	440,616	440,616	23,108
Columbia VP Select Mid Cap Value Fund - Class 1[1]	210	2,167	5,468	5,468	205
DWS Capital Growth VIP B	41,864	1,146,516	1,385,653	1,385,653	51,228
DWS CROCI International VIP - Class A	230,021	1,705,758	1,690,650	1,690,650	91,086
DWS Global Income Builder VIP A	279,587	6,548,725	6,886,224	6,886,224	196,412
DWS Global Small Cap VIP B	9,547	105,672	93,670	93,670	7,031
DWS International Growth VIP B Share	5,060	69,108	74,183	74,183	5,908
DWS Small Cap Index A Share	18,333	307,058	311,121	311,121	13,378
Federated High Income Bond	239,197	1,590,279	1,561,957	1,561,957	49,700
Federated Managed Volatility II	50,095	484,629	566,072	566,072	19,445
Fidelity Asset Manager	7,878	123,631	119,995	119,995	5,305
Fidelity Contrafund	700,814	23,190,567	26,049,303	26,049,303	591,497
Fidelity Contrafund II	165	4,531	5,981	5,981	213

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Equity-Income	184,710	$3,864,008	$4,390,575	$4,390,575	142,969
Fidelity Freedom Funds 2010 II	448	5,772	5,959	5,959	383
Fidelity Freedom Funds 2015 II	10,773	132,898	141,341	141,341	8,825
Fidelity Freedom Funds 2020 II	46,478	602,797	646,965	646,965	39,984
Fidelity Freedom Funds 2025 II	64,723	843,271	984,428	984,428	57,380
Fidelity Freedom Funds 2030 II	105,629	1,425,142	1,604,503	1,604,503	92,478
Fidelity Freedom Funds 2050 II	1,072	17,436	22,055	22,055	952
Fidelity Freedom Income Fund II	12,291	135,932	145,398	145,398	10,839
Fidelity Government Money Market Portfolio - Initial Class	22,977	22,977	22,977	22,977	2,416
Fidelity Government Money Market Portfolio - Service Class II	5,792,449	5,792,449	5,792,449	5,792,449	592,477
Fidelity Growth	174,080	9,589,187	13,768,061	13,768,061	642,769
Fidelity Growth & Income	226,080	4,261,295	5,012,179	5,012,179	206,823
Fidelity Growth Opportunities	87,034	2,468,891	4,252,485	4,252,485	129,597
Fidelity Index 500	3,249	751,029	1,040,805	1,040,805	44,990
Fidelity Mid Cap II	134,428	4,212,867	4,268,024	4,268,024	147,985
Fidelity Overseas II	15,184	321,996	347,675	347,675	29,753
Franklin Allocation VIP Fund - Class 2[1]	65,054	453,791	443,017	443,017	29,068
Franklin Flex Cap Growth VIP Fund - Class 2	54,388	378,043	438,372	438,372	14,946
Franklin Income VIP Fund - Class 2	253,563	3,840,975	4,034,189	4,034,189	204,277
Franklin Mutual Shares VIP Fund - Class 2	234,185	4,614,741	4,405,015	4,405,015	189,440
Franklin Small Cap Value VIP Fund - Class 2	344,285	5,665,801	5,181,492	5,181,492	190,298
Franklin Small-Mid Cap Growth VIP Fund - Class 2	197,686	3,483,583	3,418,001	3,418,001	178,294
Franklin U.S. Government Securities VIP Fund - Class 2	446,926	5,529,579	5,385,469	5,385,469	336,678
Invesco American Franchise Fund I	71,062	3,498,381	4,771,769	4,771,769	226,664
Invesco American Franchise Fund II	13,210	747,816	844,146	844,146	33,507
Invesco Global Real Estate	170,749	2,763,327	3,111,051	3,111,051	78,101
Invesco Health Care	10,404	257,752	314,516	314,516	8,468
Invesco International Growth I	14,385	502,044	561,883	561,883	16,781
Invesco International Growth II	155,638	5,327,431	5,988,978	5,988,978	359,782
Invesco Mid Cap Growth Fund I	27,633	112,659	150,871	150,871	4,110
Invesco Mid Cap Growth Fund II	46,633	238,857	247,616	247,616	11,958

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Invesco Small Cap Equity II	14,621	$250,999	$242,719	$242,719	12,750
JP Morgan Insurance Trust Mid Cap Value I	399,214	4,267,141	4,714,716	4,714,716	109,986
JP Morgan Insurance Trust U.S. Equity I	75,506	1,740,439	2,436,547	2,436,547	107,423
Morningstar Aggressive Growth ETF Asset Allocation Class I	11,106	135,824	137,161	137,161	9,058
Morningstar Aggressive Growth ETF Asset Allocation Class II	136,698	1,592,986	1,671,820	1,671,820	105,697
Morningstar Balanced ETF Asset Allocation Class I	63,359	704,966	665,279	665,279	44,373
Morningstar Balanced ETF Asset Allocation Class II	401,390	4,375,024	4,266,779	4,266,779	290,410
Morningstar Conservative ETF Asset Allocation Class I	44,067	486,092	492,673	492,673	36,963
Morningstar Conservative ETF Asset Allocation Class II	13,418	146,665	149,350	149,350	12,193
Morningstar Growth ETF Asset Allocation Class I	9,239	101,168	102,737	102,737	6,764
Morningstar Growth ETF Asset Allocation Class II	292,583	3,201,173	3,192,073	3,192,073	205,808
Morningstar Income & Growth ETF Asset Allocation Class I	11,347	114,068	112,336	112,336	8,009
Morningstar Income & Growth ETF Asset Allocation Class II	70,843	760,528	743,140	743,140	55,343
Neuberger Berman AMT Mid Cap Growth Class S	24,633	547,503	668,531	668,531	28,734
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	2,129	40,348	39,766	39,766	2,232
Neuberger Berman AMT Sustainable Equity Class S1	4,500	146,345	121,371	121,371	5,514
PIMCO All Asset Portfolio Advisor	33,928	350,221	370,519	370,519	22,953
PIMCO CommodityRealReturn Strat. Administrative Class	181,630	1,287,088	1,164,252	1,164,252	193,055
PIMCO Total Return Portfolio Advisor[1]	24,125	258,572	265,858	265,858	20,840
Pioneer Bond VCT Class I	199,355	2,238,088	2,226,805	2,226,805	56,582
Pioneer Equity Income VCT Class II	351,863	7,772,691	5,953,542	5,953,542	220,582
Pioneer Fund VCT Class I	2,386,750	40,546,873	35,681,898	35,681,898	275,500
Pioneer High Yield VCT Class II	184,485	1,723,555	1,747,072	1,747,072	93,705
Pioneer Mid Cap Value VCT Class I	300,549	5,783,416	5,548,133	5,548,133	126,231
Pioneer Real Estate VCT Class II	193,087	2,699,828	2,201,174	2,201,174	113,134
Pioneer Select Mid Cap Growth VCT Class I	1,290,868	34,658,172	37,590,076	37,590,076	311,821
Pioneer Strategic Income VCT Class II	435,496	4,400,459	4,485,610	4,485,610	265,034
Templeton Developing Markets VIP Fund - Class 2	159,405	1,344,015	1,707,234	1,707,234	64,093
Templeton Global Bond VIP Fund - Class 2	237,901	3,961,059	3,799,281	3,799,281	212,223
Templeton Growth VIP Fund - Class 2	329,690	4,263,599	3,593,620	3,593,620	199,177
Vanguard Balanced	10,384	241,063	258,951	258,951	12,320

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2019

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Vanguard High Yield Bond	145,300	$1,124,031	$1,190,013	$1,190,013	68,349
Vanguard International	46,297	1,097,825	1,342,700	1,342,700	82,229
Vanguard Mid-Cap Index	47,753	1,040,979	1,147,514	1,147,514	52,321
Vanguard Real Estate Index	21,479	268,937	295,127	295,127	17,268
Vanguard Total Bond Market Index	77,417	904,435	945,278	945,278	65,608
Vanguard Total Stock Market Index	73,352	2,613,981	3,140,220	3,140,220	134,801
Voya Global Equity Portfolio - Class S	49,222	488,848	535,053	535,053	13,909
VY JPMorgan Emerging Markets Equity Portfolio Initial	25,745	485,382	572,062	572,062	17,297
Wanger USA	4,998	128,475	111,253	111,253	952

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
American Century Balanced	$9,146,859	$121,378	$(109,403)	$(13,673)	$(1,698)	$69,529	$58,589	$(533,741)	$(405,623)	$(407,321)	$203,661	$(1,247,462)	$(1,043,801)	$(1,451,122)	$7,695,737
American Century Inflation Protection II	3,947,335	103,423	(46,324)	(5,779)	51,320	(32,538)	—	(177,372)	(209,910)	(158,590)	220,366	(584,017)	(363,651)	(522,241)	3,425,094
American Century International	7,733,620	92,287	(89,741)	(11,108)	(8,562)	368,371	477,248	(1,946,373)	(1,100,754)	(1,109,316)	213,710	(1,178,597)	(964,887)	(2,074,203)	5,659,417
American Century Large Company Value II	401,884	5,347	(4,351)	(546)	450	14,478	20,394	(65,352)	(30,480)	(30,030)	16,816	(112,150)	(95,334)	(125,364)	276,520
American Century Ultra I	333,930	882	(4,234)	(535)	(3,887)	21,295	33,995	(50,938)	4,352	465	6,709	(42,378)	(35,669)	(35,204)	298,726
American Century Ultra II	677,781	809	(8,900)	(1,072)	(9,163)	22,435	72,282	(81,851)	12,866	3,703	34,620	(113,530)	(78,910)	(75,207)	602,574
American Century Value	3,534,326	53,237	(41,024)	(5,048)	7,165	222,980	207	(540,345)	(317,158)	(309,993)	151,701	(667,225)	(515,524)	(825,517)	2,708,809
BNY Mellon Appreciation[1]	3,136,421	37,462	(37,623)	(4,631)	(4,792)	57,222	371,425	(659,656)	(231,009)	(235,801)	50,946	(271,823)	(220,877)	(456,678)	2,679,743
BNY Mellon MidCap Stock[1]	9,320,219	48,469	(104,321)	(13,436)	(69,288)	546,250	993,795	(2,823,499)	(1,283,454)	(1,352,742)	97,674	(1,387,138)	(1,289,464)	(2,642,206)	6,678,013
BNY Mellon Quality Bond[1]	2,018,444	50,168	(22,861)	(2,928)	24,379	(13,476)	—	(88,293)	(101,769)	(77,390)	99,413	(366,051)	(266,638)	(344,028)	1,674,416
BNY Mellon Stock Index[1]	11,428,321	145,011	(132,574)	(17,125)	(4,688)	784,976	241,324	(1,545,502)	(519,202)	(523,890)	378,812	(2,358,016)	(1,979,204)	(2,503,094)	8,925,227
BNY Mellon Sustainable U.S. Equity[1]	2,963,588	51,264	(35,127)	(4,411)	11,726	26,303	542,247	(698,460)	(129,910)	(118,184)	63,175	(623,398)	(560,223)	(678,407)	2,285,181
BNY Mellon Technology Growth[1]	3,686,960	—	(48,336)	(6,151)	(54,487)	336,555	196,404	(500,578)	32,381	(22,106)	68,672	(628,194)	(559,522)	(581,628)	3,105,332
Calvert EAFE International Index F Class	275,663	8,799	(3,381)	(487)	4,931	1,467	—	(48,275)	(46,808)	(41,877)	25,301	(30,309)	(5,008)	(46,885)	228,778

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Calvert Investment Grade Bond Index	$3,434,126	$98,945	$(41,242)	$(5,009)	$52,694	$(20,288)	$—	$(96,552)	$(116,840)	$(64,146)	$366,945	$(609,068)	$(242,123)	$(306,269)	$3,127,857
Calvert Nasdaq 100 Index	2,978,593	18,153	(41,114)	(5,167)	(28,128)	165,544	52,657	(229,269)	(11,068)	(39,196)	401,036	(467,334)	(66,298)	(105,494)	2,873,099
Calvert Russell 2000 Small Cap Index F Class	1,265,834	10,902	(14,214)	(1,820)	(5,132)	39,331	49,681	(187,056)	(98,044)	(103,176)	62,255	(386,812)	(324,557)	(427,733)	838,101
Calvert S&P MidCap 400 Index F Class	936,540	9,854	(11,215)	(1,439)	(2,800)	38,683	51,059	(191,371)	(101,629)	(104,429)	79,809	(177,762)	(97,953)	(202,382)	734,158
Calvert SRI Balanced	251,067	4,655	(3,296)	(395)	964	1,188	24,090	(37,346)	(12,068)	(11,104)	32,408	(11,913)	20,495	9,391	260,458
Columbia VP Select Mid Cap Value Fund - Class 1[1]	4,910	—	(60)	—	(60)	34	—	(678)	(644)	(704)	—	—	—	(704)	4,206
DWS Capital Growth VIP B	1,946,058	8,723	(22,096)	(2,676)	(16,049)	46,074	167,550	(203,409)	10,215	(5,834)	60,961	(633,486)	(572,525)	(578,359)	1,367,699
DWS CROCI International VIP - Class A	1,989,565	19,265	(22,977)	(2,766)	(6,478)	37,500	—	(321,286)	(283,786)	(290,264)	23,985	(202,603)	(178,618)	(468,882)	1,520,683
DWS Global Income Builder VIP A	7,879,478	279,328	(92,158)	(11,288)	175,882	328,142	676,364	(1,818,727)	(814,221)	(638,339)	83,255	(951,751)	(868,496)	(1,506,835)	6,372,643
DWS Global Small Cap VIP B	168,639	—	(1,743)	(216)	(1,959)	(12,741)	20,691	(32,028)	(24,078)	(26,037)	23,405	(70,896)	(47,491)	(73,528)	95,111
DWS International Growth VIP B Share	35,189	518	(724)	(87)	(293)	3,492	—	(15,784)	(12,292)	(12,585)	55,986	(18,040)	37,946	25,361	60,550
DWS Small Cap Index A Share	558,375	5,029	(17,804)	(828)	(13,603)	6,238	35,692	(104,622)	(62,692)	(76,295)	160,610	(216,629)	(56,019)	(132,314)	426,061
Federated High Income Bond	1,727,266	132,930	(20,488)	(2,524)	109,918	(13,001)	—	(170,696)	(183,697)	(73,779)	21,919	(188,584)	(166,665)	(240,444)	1,486,822
Federated Managed Volatility II	660,902	17,638	(7,482)	(900)	9,256	18,276	—	(83,394)	(65,118)	(55,862)	2,734	(95,865)	(93,131)	(148,993)	511,909

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Fidelity Asset Manager	$138,730	$2,255	$(1,692)	$(203)	$360	$(34)	$4,433	$(13,590)	$(9,191)	$(8,831)	$363	$(7,396)	$(7,033)	$(15,864)	$122,866
Fidelity Contrafund	30,074,103	197,489	(364,884)	(44,794)	(212,189)	1,267,071	2,545,446	(5,501,996)	(1,689,479)	(1,901,668)	782,380	(4,804,124)	(4,021,744)	(5,923,412)	24,150,691
Fidelity Contrafund II	4,992	23	(65)	—	(42)	31	442	(811)	(338)	(380)	—	—	—	(380)	4,612
Fidelity Equity-Income	5,668,292	101,478	(60,870)	(7,497)	33,111	(29,077)	245,648	(673,803)	(457,232)	(424,121)	151,757	(1,513,371)	(1,361,614)	(1,785,735)	3,882,557
Fidelity Freedom Funds 2010 II	2,775	57	(1,308)	(157)	(1,408)	2,308	79	(356)	2,031	623	177,477	(177,046)	431	1,054	3,829
Fidelity Freedom Funds 2015 II	152,046	1,928	(1,788)	(215)	(75)	1,527	5,729	(16,411)	(9,155)	(9,230)	—	(12,035)	(12,035)	(21,265)	130,781
Fidelity Freedom Funds 2020 II	848,177	9,502	(9,925)	(1,264)	(1,687)	11,524	26,047	(89,678)	(52,107)	(53,794)	80,354	(191,922)	(111,568)	(165,362)	682,815
Fidelity Freedom Funds 2025 II	896,584	10,645	(10,460)	(1,341)	(1,156)	7,765	16,565	(93,264)	(68,934)	(70,090)	106,448	(121,082)	(14,634)	(84,724)	811,860
Fidelity Freedom Funds 2030 II	1,210,404	16,893	(17,837)	(2,140)	(3,084)	7,005	32,091	(171,982)	(132,886)	(135,970)	536,962	(261,208)	275,754	139,784	1,350,188
Fidelity Freedom Funds 2050 II	17,636	179	(230)	—	(51)	30	480	(2,619)	(2,109)	(2,160)	1,799	—	1,799	(361)	17,275
Fidelity Freedom Income Fund II	138,047	1,979	(1,672)	(229)	78	693	1,484	(7,211)	(5,034)	(4,956)	3,505	(7,537)	(4,032)	(8,988)	129,059
Fidelity Government Money Market Portfolio - Initial Class	441,661	3,696	(2,289)	(835)	572	3	—	—	3	575	3,281	(289,231)	(285,950)	(285,375)	156,286
Fidelity Government Money Market Portfolio - Service Class II	7,094,105	100,530	(91,129)	(10,672)	(1,271)	(2)	—	1	(1)	(1,272)	1,501,984	(1,591,208)	(89,224)	(90,496)	7,003,609
Fidelity Growth	13,218,686	31,920	(168,606)	(20,683)	(157,369)	1,072,950	1,878,530	(2,848,624)	102,856	(54,513)	120,160	(1,743,731)	(1,623,571)	(1,678,084)	11,540,602

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Fidelity Growth & Income	$5,856,898	$18,881	$(67,048)	$(8,548)	$(56,715)	$414,519	$321,251	$(1,178,688)	$(442,918)	$(499,633)	$102,279	$(1,052,870)	$(950,591)	$(1,450,224)	$4,406,674
Fidelity Growth Opportunities	3,772,644	4,957	(50,402)	(6,165)	(51,610)	580,760	229,381	(295,039)	515,102	463,492	66,980	(778,050)	(711,070)	(247,578)	3,525,066
Fidelity Index 500	1,054,317	17,207	(9,982)	(2,812)	4,413	127,077	4,850	(179,203)	(47,276)	(42,863)	229,290	(429,682)	(200,392)	(243,255)	811,062
Fidelity Mid Cap II	6,455,164	22,617	(74,177)	(9,457)	(61,017)	36,204	543,707	(1,346,145)	(766,234)	(827,251)	127,346	(1,342,465)	(1,215,119)	(2,042,370)	4,412,794
Fidelity Overseas II	301,351	5,037	(4,529)	(546)	(38)	4,950	—	(68,945)	(63,995)	(64,033)	135,603	(52,674)	82,929	18,896	320,247
Franklin Allocation VIP Fund - Class 2[1]	468,785	14,215	(5,799)	(696)	7,720	(2,752)	11,132	(66,541)	(58,161)	(50,441)	25,740	(32,878)	(7,138)	(57,579)	411,206
Franklin Flex Cap Growth VIP Fund - Class 2	376,823	—	(5,052)	(606)	(5,658)	3,407	67,108	(52,535)	17,980	12,322	32,291	(89,640)	(57,349)	(45,027)	331,796
Franklin Income VIP Fund - Class 2	5,012,568	222,864	(59,012)	(7,411)	156,441	(40,109)	—	(372,067)	(412,176)	(255,735)	168,462	(757,288)	(588,826)	(844,561)	4,168,007
Franklin Mutual Shares VIP Fund - Class 2	5,354,810	114,586	(61,358)	(7,478)	45,750	96,744	178,425	(799,924)	(524,755)	(479,005)	160,455	(952,732)	(792,277)	(1,271,282)	4,083,528
Franklin Small Cap Value VIP Fund - Class 2	6,947,392	55,039	(78,429)	(9,764)	(33,154)	(171,468)	937,332	(1,555,624)	(789,760)	(822,914)	250,206	(1,391,901)	(1,141,695)	(1,964,609)	4,982,783
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,884,452	—	(47,992)	(5,878)	(53,870)	(201,837)	397,817	(348,271)	(152,291)	(206,161)	71,253	(606,068)	(534,815)	(740,976)	3,143,476
Franklin U.S. Government Securities VIP Fund - Class 2	7,572,017	187,233	(86,794)	(11,235)	89,204	(102,151)	—	(75,303)	(177,454)	(88,250)	355,822	(1,198,495)	(842,673)	(930,923)	6,641,094
Invesco American Franchise Fund I	4,710,219	—	(59,369)	(7,197)	(66,566)	354,657	288,772	(721,059)	(77,630)	(144,196)	43,001	(722,284)	(679,283)	(823,479)	3,886,740
Invesco American Franchise Fund II	865,751	—	(11,180)	(1,349)	(12,529)	27,978	56,962	(103,291)	(18,351)	(30,880)	52,077	(167,661)	(115,584)	(146,464)	719,287

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Invesco Global Real Estate	$3,677,292	$121,054	$(41,139)	$(5,244)	$74,671	$158,087	$37,856	$(520,665)	$(324,722)	$(250,051)	$68,924	$(556,074)	$(487,150)	$(737,201)	$2,940,091
Invesco Health Care	274,380	—	(3,439)	(442)	(3,881)	15,968	35,645	(47,431)	4,182	301	3,881	(32,064)	(28,183)	(27,882)	246,498
Invesco International Growth I	909,354	14,381	(9,726)	(1,177)	3,478	53,789	4,870	(187,394)	(128,735)	(125,257)	19,353	(193,998)	(174,645)	(299,902)	609,452
Invesco International Growth II	8,850,889	131,855	(95,909)	(11,665)	24,281	117,575	51,720	(1,462,475)	(1,293,180)	(1,268,899)	461,553	(1,898,159)	(1,436,606)	(2,705,505)	6,145,384
Invesco Mid Cap Growth Fund I	135,071	—	(1,672)	(205)	(1,877)	3,949	13,908	(23,562)	(5,705)	(7,582)	1,171	(15,441)	(14,270)	(21,852)	113,219
Invesco Mid Cap Growth Fund II	301,331	—	(3,425)	(420)	(3,845)	7,094	28,428	(46,463)	(10,941)	(14,786)	9,536	(70,969)	(61,433)	(76,219)	225,112
Invesco Small Cap Equity II	485,173	—	(5,140)	(634)	(5,774)	(24,750)	26,701	(54,789)	(52,838)	(58,612)	11,287	(133,971)	(122,684)	(181,296)	303,877
JP Morgan Insurance Trust Mid Cap Value I	5,765,511	52,711	(67,854)	(8,402)	(23,545)	100,544	88,109	(834,709)	(646,056)	(669,601)	162,641	(852,867)	(690,226)	(1,359,827)	4,405,684
JP Morgan Insurance Trust U.S. Equity I	2,711,654	21,302	(32,352)	(4,463)	(15,513)	253,436	302,632	(706,224)	(150,156)	(165,669)	26,015	(405,555)	(379,540)	(545,209)	2,166,445
Morningstar Aggressive Growth ETF Asset Allocation Class I	102,995	2,053	(1,207)	(508)	338	885	10,281	(25,038)	(13,872)	(13,534)	34,650	(6,639)	28,011	14,477	117,472
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,847,684	24,776	(22,971)	(2,757)	(952)	22,568	146,024	(359,684)	(191,092)	(192,044)	53,356	(154,472)	(101,116)	(293,160)	1,554,524
Morningstar Balanced ETF Asset Allocation Class I	821,636	17,553	(7,712)	(2,623)	7,218	14,547	68,981	(149,361)	(65,833)	(58,615)	114,369	(129,107)	(14,738)	(73,353)	748,283
Morningstar Balanced ETF Asset Allocation Class II	6,275,926	99,802	(71,365)	(8,883)	19,554	(15,317)	448,969	(872,469)	(438,817)	(419,263)	119,821	(1,074,252)	(954,431)	(1,373,694)	4,902,232
Morningstar Conservative ETF Asset Allocation Class I	519,604	11,282	(4,541)	(1,543)	5,198	(1,638)	6,694	(26,279)	(21,223)	(16,025)	4,846	(47,952)	(43,106)	(59,131)	460,473

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Morningstar Conservative ETF Asset Allocation Class II	$259,940	$4,692	$(2,867)	$(352)	$1,473	$(997)	$3,130	$(12,249)	$(10,116)	$(8,643)	$4,275	$(42,617)	$(38,342)	$(46,985)	$212,955
Morningstar Growth ETF Asset Allocation Class I	457,643	2,763	(3,669)	(1,027)	(1,933)	52,478	13,588	(76,236)	(10,170)	(12,103)	2,446	(360,886)	(358,440)	(370,543)	87,100
Morningstar Growth ETF Asset Allocation Class II	4,322,905	62,603	(50,991)	(6,120)	5,492	81,893	353,290	(805,265)	(370,082)	(364,590)	93,061	(702,745)	(609,684)	(974,274)	3,348,631
Morningstar Income & Growth ETF Asset Allocation Class I	155,370	2,950	(1,288)	(464)	1,198	314	4,771	(12,994)	(7,909)	(6,711)	4,413	(39,726)	(35,313)	(42,024)	113,346
Morningstar Income & Growth ETF Asset Allocation Class II	1,110,316	17,281	(12,252)	(1,556)	3,473	(24,278)	31,683	(64,592)	(57,187)	(53,714)	33,961	(292,575)	(258,614)	(312,328)	797,988
Neuberger Berman AMT Guardian Class S1	204,605	570	(2,059)	(253)	(1,742)	(33,100)	13,756	13,889	(5,455)	(7,197)	8,225	(100,280)	(92,055)	(99,252)	105,353
Neuberger Berman AMT Mid Cap Growth Class S	741,877	—	(8,863)	(1,073)	(9,936)	20,376	53,019	(107,536)	(34,141)	(44,077)	19,448	(127,536)	(108,088)	(152,165)	589,712
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	79,219	146	(825)	(99)	(778)	2,199	2,516	(13,420)	(8,705)	(9,483)	4,589	(26,406)	(21,817)	(31,300)	47,919
Neuberger Berman AMT Sustainable Equity Class S1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PIMCO All Asset Portfolio Advisor	736,779	19,129	(8,105)	(996)	10,028	(10,564)	—	(42,075)	(52,639)	(42,611)	24,532	(168,965)	(144,433)	(187,044)	549,735
PIMCO CommodityRealReturn Strat. Administrative Class	1,722,884	31,601	(19,074)	(2,332)	10,195	(95,202)	—	(143,977)	(239,179)	(228,984)	99,096	(358,402)	(259,306)	(488,290)	1,234,594
PIMCO Total Return Portfolio Advisor[1]	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pioneer Bond VCT Class I	2,587,877	79,657	(30,225)	(3,743)	45,689	(23,976)	6,777	(85,885)	(103,084)	(57,395)	31,902	(280,859)	(248,957)	(306,352)	2,281,525
Pioneer Equity Income VCT Class II	8,128,108	156,888	(93,898)	(11,440)	51,550	112,162	1,442,035	(2,301,089)	(746,892)	(695,342)	246,340	(1,478,554)	(1,232,214)	(1,927,556)	6,200,552

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Pioneer Fund VCT Class I	$34,720,453	$380,127	$(425,260)	$(51,110)	$(96,243)	$(1,246,745)	$8,118,493	$(7,540,493)	$(668,745)	$(764,988)	$264,384	$(4,046,482)	$(3,782,098)	$(4,547,086)	$30,173,367
Pioneer High Yield VCT Class II	2,108,996	90,708	(25,659)	(3,400)	61,649	(30,963)	—	(137,657)	(168,620)	(106,971)	170,508	(331,221)	(160,713)	(267,684)	1,841,312
Pioneer Mid Cap Value VCT Class I	6,918,762	44,344	(78,024)	(9,420)	(43,100)	276,731	513,047	(2,027,947)	(1,238,169)	(1,281,269)	48,768	(820,904)	(772,136)	(2,053,405)	4,865,357
Pioneer Real Estate VCT Class II	3,029,533	63,631	(33,316)	(4,190)	26,125	(214,329)	261,143	(317,931)	(271,117)	(244,992)	184,471	(672,558)	(488,087)	(733,079)	2,296,454
Pioneer Select Mid Cap Growth VCT Class I	37,965,371	—	(473,657)	(57,110)	(530,767)	2,098,622	4,835,925	(8,784,495)	(1,849,948)	(2,380,715)	1,155,435	(5,058,666)	(3,903,231)	(6,283,946)	31,681,425
Pioneer Strategic Income VCT Class II	6,693,898	181,410	(76,221)	(9,538)	95,651	(90,073)	39,563	(259,040)	(309,550)	(213,899)	401,539	(1,525,911)	(1,124,372)	(1,338,271)	5,355,627
Templeton Developing Markets VIP Fund - Class 2	2,324,483	17,423	(25,224)	(3,092)	(10,893)	6,041	—	(348,817)	(342,776)	(353,669)	127,347	(464,890)	(337,543)	(691,212)	1,633,271
Templeton Global Bond VIP Fund - Class 2	5,032,415	—	(60,922)	(7,685)	(68,607)	(90,541)	—	181,034	90,493	21,886	368,830	(857,280)	(488,450)	(466,564)	4,565,851
Templeton Growth VIP Fund - Class 2	4,801,519	89,187	(56,647)	(6,827)	25,713	92,204	377,720	(1,216,313)	(746,389)	(720,676)	199,776	(627,326)	(427,550)	(1,148,226)	3,653,293
Vanguard Balanced	653,604	14,693	(5,785)	(1,884)	7,024	2,919	31,021	(67,367)	(33,427)	(26,403)	7,970	(136,014)	(128,044)	(154,447)	499,157
Vanguard High Yield Bond	1,684,990	50,926	(12,323)	(2,874)	35,729	27,976	—	(109,223)	(81,247)	(45,518)	124,449	(921,124)	(796,675)	(842,193)	842,797
Vanguard International	2,516,688	18,891	(22,116)	(3,756)	(6,981)	249,575	63,223	(588,247)	(275,449)	(282,430)	643,379	(1,180,182)	(536,803)	(819,233)	1,697,455
Vanguard Mid-Cap Index	1,833,665	21,420	(16,345)	(4,004)	1,071	90,354	87,088	(327,581)	(150,139)	(149,068)	373,663	(720,907)	(347,244)	(496,312)	1,337,353
Vanguard Real Estate Index	515,771	14,112	(4,145)	(1,151)	8,816	(21,573)	17,305	(37,236)	(41,504)	(32,688)	113,178	(249,470)	(136,292)	(168,980)	346,791

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2018

Sub-Account	Net Assets as of January 1, 2018	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2018
Vanguard Total Bond Market Index	$2,286,926	$50,200	$(18,724)	$(4,195)	$27,281	$(35,731)	$4,249	$(34,243)	$(65,725)	$(38,444)	$429,593	$(1,016,683)	$(587,090)	$(625,534)	$1,661,392
Vanguard Total Stock Market Index	6,777,304	103,133	(59,337)	(9,699)	34,097	491,154	263,660	(1,085,022)	(330,208)	(296,111)	1,558,155	(3,307,929)	(1,749,774)	(2,045,885)	4,731,419
Voya Global Equity Portfolio - Class S	563,733	24,533	(6,872)	(833)	16,828	918	—	(74,058)	(73,140)	(56,312)	2,430	(30,995)	(28,565)	(84,877)	478,856
VY JPMorgan Emerging Markets Equity Portfolio Initial	565,043	4,456	(6,600)	(792)	(2,936)	(170)	—	(97,307)	(97,477)	(100,413)	3,378	(12,556)	(9,178)	(109,591)	455,452
Wanger USA	109,161	97	(1,296)	(156)	(1,355)	(7,456)	23,106	(16,953)	(1,303)	(2,658)	136	(19,168)	(19,032)	(21,690)	87,471

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
American Century Balanced	$7,695,737	$121,436	$(98,988)	$(12,475)	$9,973	$22,138	$178,746	$1,109,800	$1,310,684	$1,320,657	$363,662	$(1,624,618)	$(1,260,956)	$59,701	$7,755,438
American Century Inflation Protection II	3,425,094	73,901	(40,648)	(5,076)	28,177	(42,099)	—	250,399	208,300	236,477	134,897	(896,028)	(761,131)	(524,654)	2,900,440
American Century International	5,659,417	55,101	(78,333)	(9,698)	(32,930)	76,678	330,956	1,080,187	1,487,821	1,454,891	251,557	(883,066)	(631,509)	823,382	6,482,799
American Century Large Company Value II	276,520	5,986	(3,936)	(490)	1,560	1,415	7,480	60,078	68,973	70,533	15,605	(17,228)	(1,623)	68,910	345,430
American Century Ultra I	298,726	—	(4,309)	(547)	(4,856)	17,296	36,519	46,495	100,310	95,454	8,896	(38,782)	(29,886)	65,568	364,294
American Century Ultra II	602,574	—	(8,921)	(1,074)	(9,995)	37,405	81,441	81,695	200,541	190,546	86,904	(191,137)	(104,233)	86,313	688,887
American Century Value	2,708,809	57,906	(34,390)	(4,259)	19,257	116,099	164,990	316,739	597,828	617,085	94,369	(637,547)	(543,178)	73,907	2,782,716
BNY Mellon Appreciation[1]	2,679,743	35,407	(38,266)	(4,698)	(7,557)	5,305	334,835	552,116	892,256	884,699	42,159	(299,663)	(257,504)	627,195	3,306,938
BNY Mellon MidCap Stock[1]	6,678,013	46,799	(88,057)	(11,317)	(52,575)	62,472	517,994	648,684	1,229,150	1,176,575	153,172	(1,208,299)	(1,055,127)	121,448	6,799,461
BNY Mellon Quality Bond[1]	1,674,416	31,344	(20,269)	(2,594)	8,481	(10,232)	—	105,118	94,886	103,367	40,947	(251,462)	(210,515)	(107,148)	1,567,268
BNY Mellon Stock Index[1]	8,925,227	140,552	(121,675)	(15,798)	3,079	552,474	500,886	1,393,289	2,446,649	2,449,728	397,170	(1,968,517)	(1,571,347)	878,381	9,803,608
BNY Mellon Sustainable U.S. Equity[1]	2,285,181	37,223	(30,753)	(3,808)	2,662	(98,567)	82,374	700,154	683,961	686,623	40,572	(433,064)	(392,492)	294,131	2,579,312
BNY Mellon Technology Growth[1]	3,105,332	—	(42,306)	(5,415)	(47,721)	213,895	393,434	168,645	775,974	728,253	59,933	(464,316)	(404,383)	323,870	3,429,202
Calvert EAFE International Index F Class	228,778	6,914	(3,209)	(465)	3,240	855	—	40,526	41,381	44,621	18,447	(12,493)	5,954	50,575	279,353

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Calvert Investment Grade Bond Index	$3,127,857	$92,794	$(37,536)	$(4,559)	$50,699	$92	$—	$154,754	$154,846	$205,545	$237,609	$(853,556)	$(615,947)	$(410,402)	$2,717,455
Calvert Nasdaq 100 Index	2,873,099	16,170	(41,110)	(5,169)	(30,109)	251,544	78,117	707,496	1,037,157	1,007,048	198,130	(659,653)	(461,523)	545,525	3,418,624
Calvert Russell 2000 Small Cap Index F Class	838,101	7,805	(11,369)	(1,452)	(5,016)	2,997	64,461	115,281	182,739	177,723	53,585	(201,151)	(147,566)	30,157	868,258
Calvert S&P MidCap 400 Index F Class	734,158	8,015	(9,665)	(1,237)	(2,887)	25,033	48,053	89,081	162,167	159,280	56,122	(259,128)	(203,006)	(43,726)	690,432
Calvert SRI Balanced	260,458	5,427	(4,381)	(526)	520	1,975	12,493	53,354	67,822	68,342	146,356	(34,540)	111,816	180,158	440,616
Columbia VP Select Mid Cap Value Fund - Class 1[1]	4,206	—	(62)	—	(62)	36	—	1,288	1,324	1,262	—	—	—	1,262	5,468
DWS Capital Growth VIP B	1,367,699	2,460	(18,187)	(2,209)	(17,936)	64,595	167,527	225,215	457,337	439,401	75,693	(497,140)	(421,447)	17,954	1,385,653
DWS CROCI International VIP - Class A	1,520,683	48,885	(20,121)	(2,425)	26,339	504	—	267,299	267,803	294,142	20,282	(144,457)	(124,175)	169,967	1,690,650
DWS Global Income Builder VIP A	6,372,643	258,908	(84,736)	(10,375)	163,797	81,012	7,738	883,649	972,399	1,136,196	58,396	(681,011)	(622,615)	513,581	6,886,224
DWS Global Small Cap VIP B	95,111	—	(1,235)	(149)	(1,384)	(9,746)	6,062	21,532	17,848	16,464	7,922	(25,827)	(17,905)	(1,441)	93,670
DWS International Growth VIP B Share	60,550	711	(881)	(106)	(276)	943	1,063	15,571	17,577	17,301	1,361	(5,029)	(3,668)	13,633	74,183
DWS Small Cap Index A Share	426,061	3,626	(3,156)	(623)	(153)	8,632	29,855	45,924	84,411	84,258	32,823	(232,021)	(199,198)	(114,940)	311,121
Federated High Income Bond	1,486,822	96,107	(19,487)	(2,397)	74,223	(8,031)	—	121,986	113,955	188,178	24,269	(137,312)	(113,043)	75,135	1,561,957
Federated Managed Volatility II	511,909	11,509	(6,839)	(821)	3,849	6,450	—	82,079	88,529	92,378	1,699	(39,914)	(38,215)	54,163	566,072

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Fidelity Asset Manager	$122,866	$2,050	$(1,519)	$(182)	$349	$(2,082)	$5,480	$15,285	$18,683	$19,032	$337	$(22,240)	$(21,903)	$(2,871)	$119,995
Fidelity Contrafund	24,150,691	114,889	(326,315)	(40,012)	(251,438)	(54,238)	3,057,552	3,938,752	6,942,066	6,690,628	654,832	(5,446,848)	(4,792,016)	1,898,612	26,049,303
Fidelity Contrafund II	4,612	12	(68)	—	(56)	21	605	799	1,425	1,369	—	—	—	1,369	5,981
Fidelity Equity-Income	3,882,557	83,256	(52,804)	(6,512)	23,940	(46,489)	270,348	704,661	928,520	952,460	98,579	(543,021)	(444,442)	508,018	4,390,575
Fidelity Freedom Funds 2010 II	3,829	114	(64)	(8)	42	19	182	397	598	640	2,180	(690)	1,490	2,130	5,959
Fidelity Freedom Funds 2015 II	130,781	2,458	(1,697)	(204)	557	476	9,687	9,721	19,884	20,441	—	(9,881)	(9,881)	10,560	141,341
Fidelity Freedom Funds 2020 II	682,815	11,159	(8,009)	(1,049)	2,101	12,417	37,796	56,171	106,384	108,485	113,313	(257,648)	(144,335)	(35,850)	646,965
Fidelity Freedom Funds 2025 II	811,860	16,690	(11,004)	(1,406)	4,280	6,332	25,231	123,050	154,613	158,893	83,105	(69,430)	13,675	172,568	984,428
Fidelity Freedom Funds 2030 II	1,350,188	26,421	(17,988)	(2,158)	6,275	21,903	51,450	212,815	286,168	292,443	178,737	(216,865)	(38,128)	254,315	1,604,503
Fidelity Freedom Funds 2050 II	17,275	315	(250)	—	65	48	609	3,908	4,565	4,630	150	—	150	4,780	22,055
Fidelity Freedom Income Fund II	129,059	2,626	(1,732)	(238)	656	119	2,875	9,456	12,450	13,106	3,371	(138)	3,233	16,339	145,398
Fidelity Government Money Market Portfolio - Initial Class	156,286	1,164	(524)	(200)	440	—	—	—	—	440	1,721	(135,470)	(133,749)	(133,309)	22,977
Fidelity Government Money Market Portfolio - Service Class II	7,003,609	114,339	(81,211)	(9,720)	23,408	—	—	—	—	23,408	1,116,196	(2,350,764)	(1,234,568)	(1,211,160)	5,792,449
Fidelity Growth	11,540,602	33,748	(162,293)	(19,919)	(148,464)	842,012	808,381	2,083,599	3,733,992	3,585,528	171,047	(1,529,116)	(1,358,069)	2,227,459	13,768,061

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Fidelity Growth & Income	$4,406,674	$171,952	$(59,669)	$(7,631)	$104,652	$142,920	$414,397	$520,043	$1,077,360	$1,182,012	$84,517	$(661,024)	$(576,507)	$605,505	$5,012,179
Fidelity Growth Opportunities	3,525,066	6,016	(51,554)	(6,322)	(51,860)	462,802	340,512	560,278	1,363,592	1,311,732	27,539	(611,852)	(584,313)	727,419	4,252,485
Fidelity Index 500	811,062	18,625	(9,511)	(2,661)	6,453	33,185	13,753	186,178	233,116	239,569	72,273	(82,099)	(9,826)	229,743	1,040,805
Fidelity Mid Cap II	4,412,794	28,607	(55,455)	(7,031)	(33,879)	(164,327)	529,464	546,255	911,392	877,513	80,697	(1,102,980)	(1,022,283)	(144,770)	4,268,024
Fidelity Overseas II	320,247	4,939	(4,108)	(495)	336	2,409	14,318	60,878	77,605	77,941	45,399	(95,912)	(50,513)	27,428	347,675
Franklin Allocation VIP Fund - Class 2[1]	411,206	15,162	(5,396)	(648)	9,118	(6,851)	27,952	41,947	63,048	72,166	20,676	(61,031)	(40,355)	31,811	443,017
Franklin Flex Cap Growth VIP Fund - Class 2	331,796	—	(5,143)	(617)	(5,760)	809	20,313	83,609	104,731	98,971	23,390	(15,785)	7,605	106,576	438,372
Franklin Income VIP Fund - Class 2	4,168,007	226,349	(52,167)	(6,541)	167,641	(36,110)	68,411	366,190	398,491	566,132	230,680	(930,630)	(699,950)	(133,818)	4,034,189
Franklin Mutual Shares VIP Fund - Class 2	4,083,528	76,136	(53,252)	(6,497)	16,387	(74,889)	407,107	459,397	791,615	808,002	98,853	(585,368)	(486,515)	321,487	4,405,015
Franklin Small Cap Value VIP Fund - Class 2	4,982,783	56,131	(65,684)	(8,218)	(17,771)	(343,967)	894,190	614,952	1,165,175	1,147,404	189,332	(1,138,027)	(948,695)	198,709	5,181,492
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,143,476	—	(44,416)	(5,410)	(49,826)	(200,052)	505,646	634,851	940,445	890,619	120,681	(736,775)	(616,094)	274,525	3,418,001
Franklin U.S. Government Securities VIP Fund - Class 2	6,641,094	178,538	(75,799)	(9,826)	92,913	(125,461)	—	265,820	140,359	233,272	350,541	(1,839,438)	(1,488,897)	(1,255,625)	5,385,469
Invesco American Franchise Fund I	3,886,740	—	(55,464)	(6,731)	(62,195)	234,661	630,323	500,854	1,365,838	1,303,643	78,163	(496,777)	(418,614)	885,029	4,771,769
Invesco American Franchise Fund II	719,287	—	(10,017)	(1,209)	(11,226)	19,430	114,648	112,901	246,979	235,753	38,629	(149,523)	(110,894)	124,859	844,146
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Invesco Global Real Estate	$2,940,091	$137,599	$(39,735)	$(5,077)	$92,787	$158,955	$3,518	$347,015	$509,488	$602,275	$43,017	$(474,332)	$(431,315)	$170,960	$3,111,051
Invesco Health Care	246,498	120	(3,445)	(442)	(3,767)	5,903	6,710	65,756	78,369	74,602	3,040	(9,624)	(6,584)	68,018	314,516
Invesco International Growth I	609,452	9,341	(8,065)	(978)	298	47,171	37,731	61,449	146,351	146,649	14,438	(208,656)	(194,218)	(47,569)	561,883
Invesco International Growth II	6,145,384	78,120	(78,748)	(9,596)	(10,224)	135,753	392,640	965,349	1,493,742	1,483,518	238,356	(1,878,280)	(1,639,924)	(156,406)	5,988,978
Invesco Mid Cap Growth Fund I	113,219	—	(1,731)	(210)	(1,941)	1,078	20,961	16,775	38,814	36,873	1,405	(626)	779	37,652	150,871
Invesco Mid Cap Growth Fund II	225,112	—	(3,097)	(381)	(3,478)	(3,576)	37,865	36,732	71,021	67,543	18,612	(63,651)	(45,039)	22,504	247,616
Invesco Small Cap Equity II	303,877	—	(3,130)	(392)	(3,522)	(27,411)	29,632	63,300	65,521	61,999	21,543	(144,700)	(123,157)	(61,158)	242,719
JP Morgan Insurance Trust Mid Cap Value I	4,405,684	77,106	(59,909)	(7,413)	9,784	74,167	320,154	645,498	1,039,819	1,049,603	154,077	(894,648)	(740,571)	309,032	4,714,716
JP Morgan Insurance Trust U.S. Equity I	2,166,445	20,702	(29,475)	(4,075)	(12,848)	210,541	169,832	240,494	620,867	608,019	42,141	(380,058)	(337,917)	270,102	2,436,547
Morningstar Aggressive Growth ETF Asset Allocation Class I	117,472	2,297	(1,231)	(514)	552	3,983	4,529	14,951	23,463	24,015	48,876	(53,202)	(4,326)	19,689	137,161
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,554,524	24,276	(20,572)	(2,469)	1,235	19,809	55,694	225,151	300,654	301,889	36,929	(221,522)	(184,593)	117,296	1,671,820
Morningstar Balanced ETF Asset Allocation Class I	748,283	14,891	(6,253)	(2,046)	6,592	(19,222)	13,056	97,181	91,015	97,607	892	(181,503)	(180,611)	(83,004)	665,279
Morningstar Balanced ETF Asset Allocation Class II	4,902,232	84,019	(57,314)	(7,033)	19,672	(90,854)	84,024	634,184	627,354	647,026	78,179	(1,360,658)	(1,282,479)	(635,453)	4,266,779
Morningstar Conservative ETF Asset Allocation Class I	460,473	10,818	(4,536)	(1,552)	4,730	(723)	3,762	30,303	33,342	38,072	111	(5,983)	(5,872)	32,200	492,673

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Morningstar Conservative ETF Asset Allocation Class II	$212,955	$2,990	$(2,162)	$(268)	$560	$(3,536)	$1,169	$15,749	$13,382	$13,942	$2,956	$(80,503)	$(77,547)	$(63,605)	$149,350
Morningstar Growth ETF Asset Allocation Class I	87,100	1,956	(912)	(384)	660	5	4,380	11,064	15,449	16,109	—	(472)	(472)	15,637	102,737
Morningstar Growth ETF Asset Allocation Class II	3,348,631	54,125	(41,953)	(5,034)	7,138	(19,019)	139,172	430,610	550,763	557,901	42,573	(757,032)	(714,459)	(156,558)	3,192,073
Morningstar Income & Growth ETF Asset Allocation Class I	113,346	2,722	(1,082)	(401)	1,239	1,256	2,678	7,478	11,412	12,651	—	(13,661)	(13,661)	(1,010)	112,336
Morningstar Income & Growth ETF Asset Allocation Class II	797,988	14,869	(9,227)	(1,147)	4,495	(18,757)	16,563	78,494	76,300	80,795	41,369	(177,012)	(135,643)	(54,848)	743,140
Neuberger Berman AMT Guardian Class S1	105,353	334	(470)	(58)	(194)	(393)	40,456	14,619	54,682	54,488	772	(160,613)	(159,841)	(105,353)	—
Neuberger Berman AMT Mid Cap Growth Class S	589,712	—	(8,413)	(1,019)	(9,432)	10,373	49,445	124,731	184,549	175,117	27,535	(123,833)	(96,298)	78,819	668,531
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	47,919	87	(579)	(70)	(562)	(414)	3,902	4,027	7,515	6,953	2,816	(17,922)	(15,106)	(8,153)	39,766
Neuberger Berman AMT Sustainable Equity Class S1	—	356	(1,005)	(120)	(769)	(6,450)	6,835	(24,974)	(24,589)	(25,358)	167,673	(20,944)	146,729	121,371	121,371
PIMCO All Asset Portfolio Advisor	549,735	12,852	(6,078)	(730)	6,044	(8,573)	—	50,188	41,615	47,659	9,016	(235,891)	(226,875)	(179,216)	370,519
PIMCO CommodityRealReturn Strat. Administrative Class	1,234,594	55,266	(15,555)	(1,904)	37,807	(52,377)	—	131,804	79,427	117,234	109,204	(296,780)	(187,576)	(70,342)	1,164,252
PIMCO Total Return Portfolio Advisor[1]	—	5,019	(2,186)	—	2,833	189	—	7,285	7,474	10,307	260,865	(5,314)	255,551	265,858	265,858
Pioneer Bond VCT Class I	2,281,525	75,849	(29,005)	(3,588)	43,256	(34,232)	—	165,768	131,536	174,792	195,328	(424,840)	(229,512)	(54,720)	2,226,805
Pioneer Equity Income VCT Class II	6,200,552	146,405	(77,808)	(9,441)	59,156	(893,076)	2,628,161	(474,039)	1,261,046	1,320,202	188,623	(1,755,835)	(1,567,212)	(247,010)	5,953,542

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Pioneer Fund VCT Class I	$30,173,367	$339,146	$(419,056)	$(50,360)	$(130,270)	$(1,958,228)	$5,122,143	$5,510,134	$8,674,049	$8,543,779	$252,980	$(3,288,228)	$(3,035,248)	$5,508,531	$35,681,898
Pioneer High Yield VCT Class II	1,841,312	84,364	(22,665)	(3,042)	58,657	(26,578)	—	185,659	159,081	217,738	33,706	(345,684)	(311,978)	(94,240)	1,747,072
Pioneer Mid Cap Value VCT Class I	4,865,357	71,186	(67,760)	(8,185)	(4,759)	159,908	336,932	755,486	1,252,326	1,247,567	85,255	(650,046)	(564,791)	682,776	5,548,133
Pioneer Real Estate VCT Class II	2,296,454	45,444	(30,155)	(3,809)	11,480	(354,658)	711,155	196,104	552,601	564,081	68,944	(728,305)	(659,361)	(95,280)	2,201,174
Pioneer Select Mid Cap Growth VCT Class I	31,681,425	—	(458,260)	(55,261)	(513,521)	1,648,348	4,532,139	3,902,020	10,082,507	9,568,986	258,938	(3,919,273)	(3,660,335)	5,908,651	37,590,076
Pioneer Strategic Income VCT Class II	5,355,627	155,070	(62,722)	(7,916)	84,432	(37,116)	—	340,619	303,503	387,935	220,147	(1,478,099)	(1,257,952)	(870,017)	4,485,610
Templeton Developing Markets VIP Fund - Class 2	1,633,271	17,413	(21,202)	(2,602)	(6,391)	10,717	—	368,873	379,590	373,199	41,047	(340,283)	(299,236)	73,963	1,707,234
Templeton Global Bond VIP Fund - Class 2	4,565,851	300,084	(52,769)	(6,679)	240,636	(113,627)	—	(94,953)	(208,580)	32,056	166,194	(964,820)	(798,626)	(766,570)	3,799,281
Templeton Growth VIP Fund - Class 2	3,653,293	102,382	(45,380)	(5,471)	51,531	(203,859)	703,321	(91,612)	407,850	459,381	175,204	(694,258)	(519,054)	(59,673)	3,593,620
Vanguard Balanced	499,157	14,774	(4,533)	(1,354)	8,887	10,293	29,707	35,562	75,562	84,449	847	(325,502)	(324,655)	(240,206)	258,951
Vanguard High Yield Bond	842,797	51,785	(12,498)	(2,825)	36,462	1,074	—	90,742	91,816	128,278	957,105	(738,167)	218,938	347,216	1,190,013
Vanguard International	1,697,455	20,109	(12,797)	(2,683)	4,629	101,749	43,847	241,111	386,707	391,336	124,928	(871,019)	(746,091)	(354,755)	1,342,700
Vanguard Mid-Cap Index	1,337,353	17,970	(11,427)	(3,138)	3,405	67,509	92,623	162,611	322,743	326,148	212,759	(728,746)	(515,987)	(189,839)	1,147,514
Vanguard Real Estate Index	346,791	8,707	(3,141)	(851)	4,715	4,942	15,737	55,956	76,635	81,350	48,953	(181,967)	(133,014)	(51,664)	295,127

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2019

Sub-Account	Net Assets as of January 1, 2019	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2019
Vanguard Total Bond Market Index	$1,661,392	$31,926	$(10,940)	$(2,718)	$18,268	$1,102	$—	$64,468	$65,570	$83,838	$101,472	$(901,424)	$(799,952)	$(716,114)	$945,278
Vanguard Total Stock Market Index	4,731,419	58,015	(32,597)	(6,409)	19,009	345,063	103,872	533,284	982,219	1,001,228	270,427	(2,862,854)	(2,592,427)	(1,591,199)	3,140,220
Voya Global Equity Portfolio - Class S	478,856	13,223	(6,516)	(789)	5,918	91	25,647	60,737	86,475	92,393	1,355	(37,551)	(36,196)	56,197	535,053
VY JPMorgan Emerging Markets Equity Portfolio Initial	455,452	723	(6,594)	(791)	(6,662)	1,836	29,885	110,901	142,622	135,960	3,176	(22,526)	(19,350)	116,610	572,062
Wanger USA	87,471	266	(1,287)	(155)	(1,176)	(2,021)	18,008	10,780	26,767	25,591	130	(1,939)	(1,809)	23,782	111,253

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Notes to Financial Statements

1.   ORGANIZATION
Symetra Separate Account C (the "Separate Account") is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company ("Symetra Life"), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable annuity products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units ("Units"). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies ("Mutual Funds") as indicated below. Not all sub-accounts are available in all Symetra Life variable annuity products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.
Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of Symetra Life's or Symetra Financial Corporation's other business activities.
The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2018 and December 31, 2019 for the following sub-accounts, except as noted in the footnote 10, and 11 to the table below.
Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century International II10	VP International Class II Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation[4]	BNY Mellon VIF Appreciation Portfolio — Initial Shares
BNY Mellon Quality Bond[5]	BNY Mellon VIF Quality Bond Portfolio — Initial Shares

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock[6]	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth[7]	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index[8]	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity[9]	BNY Mellon Sustainable U.S. Equity Portfolio Inc. — Initial Shares

Calvert Variable Series, Inc.
Calvert EAFE International Index F Class	Calvert VP EAFE International Index Portfolio — Class F
Calvert Investment Grade Bond Index	Calvert VP Investment Grade Bond Index Portfolio
Calvert Nasdaq 100 Index	Calvert VP Nasdaq — 100 Index Portfolio
Calvert Russell 2000 Small Cap Index F Class	Calvert VP Russell 2000 Small Cap Index Portfolio — Class F
Calvert S&P MidCap 400 Index F Class	Calvert VP S&P MidCap 400 Index Portfolio — Class F
Calvert SRI Balanced	Calvert VP SRI Balanced Portfolio

Symetra Separate Account C
Notes to Financial Statements

1.	Organization (continued)

Sub-Account	Mutual Fund
Columbia Funds Variable Insurance Trust
Columbia VP Select Mid Cap Value Fund - Class 1[3]	Columbia VP Select Mid Cap Value Fund — Class 1

DWS Variable Series I and II
DWS Capital Growth VIP B	DWS Capital Growth VIP — Class B Shares
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A Shares
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A Shares
DWS Global Small Cap VIP B	DWS Global Small Cap VIP — Class B Shares
DWS International Growth VIP B Share	DWS International Growth VIP — Class B Shares
DWS Small Cap Index A Share	DWS Small Cap Index VIP — Class A Shares
DWS Small Mid Cap Value VIP Class B10	DWS Small Mid Cap Value VIP — Class B Shares

Federated Insurance Series
Federated High Income Bond	Federated High Income Bond Fund II
Federated Managed Volatility II	Federated Managed Volatility Fund II

Fidelity Variable Insurance Products Fund 1 (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Contrafund II	VIP Contrafund® Portfolio — Service Class 2
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Freedom Funds 2010 II	VIP Freedom Funds 2010 Portfolio — Service Class 2
Fidelity Freedom Funds 2015 II	VIP Freedom Funds 2015 Portfolio — Service Class 2
Fidelity Freedom Funds 2020 II	VIP Freedom Funds 2020 Portfolio — Service Class 2
Fidelity Freedom Funds 2025 II	VIP Freedom Funds 2025 Portfolio — Service Class 2
Fidelity Freedom Funds 2030 II	VIP Freedom Funds 2030 Portfolio — Service Class 2
Fidelity Freedom Funds 2050 II	VIP Freedom Funds 2050 Portfolio — Service Class 2
Fidelity Freedom Income Fund II	VIP Freedom Income Portfolio — Service Class 2
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Service Class II	VIP Government Money Market Portfolio — Service Class II
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas II	VIP Overseas Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 2[2]	Franklin Allocation VIP Fund - Class 2
Franklin Flex Cap Growth VIP Fund - Class 2	Franklin Flex Cap Growth VIP Fund - Class 2
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2

Symetra Separate Account C
Notes to Financial Statements

1.	Organization (continued)

Sub-Account	Mutual Fund
Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund (Series I Shares)
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund (Series II Shares)
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund (Series I shares)
Invesco Health Care	Invesco V.I. Health Care Fund (Series I shares)
Invesco International Growth I	Invesco V.I. International Growth Fund (Series I shares)
Invesco International Growth II	Invesco V.I. International Growth Fund (Series II shares)
Invesco Mid Cap Growth Fund I	Invesco V.I. Mid Cap Growth Fund (Series I Shares)
Invesco Mid Cap Growth Fund II	Invesco V.I. Mid Cap Growth Fund (Series II Shares)
Invesco Small Cap Equity II	Invesco V.I. Small Cap Equity Fund (Series II shares)

JP Morgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio

ALPS Variable Investment Trust
Morningstar Aggressive Growth ETF Asset Allocation Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Aggressive Growth ETF Asset Allocation Class II	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II
Morningstar Balanced ETF Asset Allocation Class I	Morningstar Balanced ETF Asset Allocation Portfolio — Class I
Morningstar Balanced ETF Asset Allocation Class II	Morningstar Balanced ETF Asset Allocation Portfolio — Class II
Morningstar Conservative ETF Asset Allocation Class I	Morningstar Conservative ETF Asset Allocation Portfolio — Class I
Morningstar Conservative ETF Asset Allocation Class II	Morningstar Conservative ETF Asset Allocation Portfolio — Class II
Morningstar Growth ETF Asset Allocation Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Portfolio — Class II
Morningstar Income & Growth ETF Asset Allocation Class I	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class I
Morningstar Income & Growth ETF Asset Allocation Class II	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class II

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Guardian Class S1	Neuberger Berman AMT Guardian Portfolio — Class S
Neuberger Berman AMT Mid Cap Growth Class S	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class S
Neuberger Berman AMT Sustainable Equity Class S1	Neuberger Berman AMT Sustainable Equity Portfolio — Class S

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat.	PIMCO CommodityRealReturn® Strategy Portfolio —
Administrative Class	Administrative Class Shares
PIMCO Total Return Portfolio Advisor[11]	PIMCO Total Return Portfolio — Advisor Class Shares

Symetra Separate Account C
Notes to Financial Statements

1.	Organization (continued)

Sub-Account	Mutual Fund
Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund - Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio - Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger USA	Wanger USA

Retail Mutual Funds available to the public outside of variable annuity contracts:

Neuberger Berman Advisers Management Trust
Neuberger Berman Genesis Advisor[10]	Neuberger Berman Genesis Fund — Advisor Class

1 Neuberger Berman AMT Guardian Class S was reorganized with Neuberger Berman AMT Sustainable Equity Class S on April 30, 2019.
2 Franklin Allocation VIP Fund - Class 2 was known as Franklin Founding Funds Allocation VIP Fund - Class 2 prior to May 1, 2019.
3 Columbia VP Select Mid Cap Value Fund - Class 1 was known as Columbia VP Mid Cap Value Fund - Class 1 prior to May 1, 2019.
4 BNY Mellon Appreciation was known as Dreyfus Appreciation prior to June 3, 2019.
5 BNY Mellon Quality Bond was known as Dreyfus Quality Bond prior to June 3, 2019.
6 BNY Mellon MidCap Stock was known as Dreyfus MidCap Stock prior to June 3, 2019.
7 BNY Mellon Technology Growth was known as Dreyfus Technology Growth prior to June 3, 2019.
8 BNY Mellon Stock Index was known as Dreyfus Stock Index prior to June 3, 2019.
9 BNY Mellon Sustainable U.S. Equity was known as Dreyfus Sustainable U.S. Equity prior to June 3, 2019.
10 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2019.
11 There was no activity in the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2018.

Symetra Separate Account C
Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).
INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.
The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority ("Level 1"), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities ("Level 2") and significant unobservable inputs, including the reporting entity's estimates of the assumptions that market participants would use, having the lowest priority ("Level 3").
The availability of observable market information is the principal factor in determining the level to which the Separate Account's investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.
INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.
INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.
DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.
FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a "Life Insurance Company" under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.
3.     EXPENSES AND RELATED PARTY TRANSACTIONS

Symetra Life assumes mortality and expense ("M&E") risks and incurs asset-related administrative expenses related to the operations of the Separate Account. Optional benefit charges may be elected for a guaranteed minimum death benefit ("GMDB") and an earnings enhancement benefit ("EEB") for certain products. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these expenses. These charges are included in net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets. Symetra Life also deducts annual contract maintenance charges which are reflected as a contract maintenance charge in the accompanying Statements of Operations and Changes in Net Assets. The table below describes the maximum charges for the fees and expenses charged by product.

Annual Periodic Charges	Mortality and expense risk[1]	Asset-related administrative[1]	Optional (GMDB)[1]	Optional (EEB)[1]	Contract Maintenance
Spinnaker & Mainsail	1.25%	0.15%	0.20%	0.15%	$30
Spinnaker Advisor	1.25%	0.20%	Not Available	Not Available	$30
Spinnaker Choice	1.40%	0.15%	0.20%	0.15%	No Charge
Focus	0.95%	0.40%	0.10%	Not Available	$40
Retirement Passport	1.25%	No Charge	Not Available	Not Available	$30
Retirement Passport — Calvert sub accounts	1.25%	0.10%	Not Available	Not Available	$30
Retirement Passport — Vanguard sub accounts	1.25%	0.25%	Not Available	Not Available	$30
1 As a percentage of average daily net assets of each sub-account deducted daily.
A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year. These charges are reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. A surrender charge may be applicable in the first eight years on withdrawals that

Symetra Separate Account C
Notes to Financial Statements

3.     EXPENSES AND RELATED PARTY TRANSACTIONS (continued)

exceed the free withdrawal amount. The surrender charge is reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.
The Retirement Passport product may allow the owner of the policy to take a loan against their account value. A loan application charge of $50 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance at the time the loan is approved. An annual loan maintenance charge of $35 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance. These charges are reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets.

4.	INVESTMENT TRANSACTIONS
The following table summarizes investment purchases and proceeds from sales activity by sub-account for the year ended December 31, 2019.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$535,628	$1,607,862
American Century Inflation Protection II	151,135	884,090
American Century International	566,570	900,054
American Century Large Company Value II	25,797	18,383
American Century Ultra I	43,428	41,650
American Century Ultra II	159,204	191,992
American Century Value	277,354	636,285
BNY Mellon Appreciation[1]	389,240	319,465
BNY Mellon MidCap Stock[1]	639,287	1,228,996
BNY Mellon Quality Bond[1]	60,064	262,098
BNY Mellon Stock Index[1]	838,056	1,905,437
BNY Mellon Sustainable U.S. Equity[1]	139,111	446,570
BNY Mellon Technology Growth[1]	421,110	479,780
Calvert EAFE International Index F Class	23,718	14,525
Calvert Investment Grade Bond Index	275,517	840,764
Calvert Nasdaq 100 Index	253,395	666,912
Calvert Russell 2000 Small Cap Index F Class	118,090	206,209
Calvert S&P MidCap 400 Index F Class	107,470	265,308
Calvert SRI Balanced	162,049	37,220
Columbia VP Select Mid Cap Value Fund - Class 1[1]	—	62
DWS Capital Growth VIP B	223,294	495,150
DWS CROCI International VIP - Class A	58,283	156,118
DWS Global Income Builder VIP A	283,440	734,519
DWS Global Small Cap VIP B	12,918	26,144
DWS International Growth VIP B Share	2,835	5,718
DWS Small Cap Index A Share	66,269	235,760
Federated High Income Bond	113,584	152,405
Federated Managed Volatility II	12,037	46,401
Fidelity Asset Manager	7,745	23,819
Fidelity Contrafund	3,471,958	5,457,863
Fidelity Contrafund II	617	68
Fidelity Equity-Income	415,276	565,428
Fidelity Freedom Funds 2010 II	2,470	756
Fidelity Freedom Funds 2015 II	12,146	11,783
Fidelity Freedom Funds 2020 II	160,428	264,867
Fidelity Freedom Funds 2025 II	119,330	76,142

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Freedom Funds 2030 II	$242,474	$222,878
Fidelity Freedom Funds 2050 II	1,073	249
Fidelity Freedom Income Fund II	8,530	1,765
Fidelity Government Money Market Portfolio - Initial Class	2,881	136,191
Fidelity Government Money Market Portfolio - Service Class II	1,005,966	2,217,124
Fidelity Growth	922,592	1,620,748
Fidelity Growth & Income	625,774	683,232
Fidelity Growth Opportunities	353,458	649,119
Fidelity Index 500	104,410	94,025
Fidelity Mid Cap II	595,530	1,122,228
Fidelity Overseas II	62,136	97,997
Franklin Allocation VIP Fund - Class 2[1]	59,289	62,574
Franklin Flex Cap Growth VIP Fund - Class 2	41,097	18,939
Franklin Income VIP Fund - Class 2	453,021	916,916
Franklin Mutual Shares VIP Fund - Class 2	514,630	577,654
Franklin Small Cap Value VIP Fund - Class 2	1,049,504	1,121,783
Franklin Small-Mid Cap Growth VIP Fund - Class 2	564,886	725,163
Franklin U.S. Government Securities VIP Fund - Class 2	435,848	1,831,833
Invesco American Franchise Fund I	676,388	526,878
Invesco American Franchise Fund II	145,020	152,492
Invesco Global Real Estate	163,770	498,778
Invesco Health Care	9,396	13,034
Invesco International Growth I	56,211	212,399
Invesco International Growth II	604,513	1,862,024
Invesco Mid Cap Growth Fund I	22,217	2,419
Invesco Mid Cap Growth Fund II	53,776	64,425
Invesco Small Cap Equity II	43,476	140,524
JP Morgan Insurance Trust Mid Cap Value I	474,808	885,438
JP Morgan Insurance Trust U.S. Equity I	223,157	404,089
Morningstar Aggressive Growth ETF Asset Allocation Class I	55,702	54,946
Morningstar Aggressive Growth ETF Asset Allocation Class II	104,974	232,641
Morningstar Balanced ETF Asset Allocation Class I	28,828	189,794
Morningstar Balanced ETF Asset Allocation Class II	217,240	1,396,020
Morningstar Conservative ETF Asset Allocation Class I	14,669	12,048
Morningstar Conservative ETF Asset Allocation Class II	6,654	82,469
Morningstar Growth ETF Asset Allocation Class I	6,336	1,770
Morningstar Growth ETF Asset Allocation Class II	216,496	784,645
Morningstar Income & Growth ETF Asset Allocation Class I	5,398	15,143
Morningstar Income & Growth ETF Asset Allocation Class II	69,961	184,547
Neuberger Berman AMT Guardian Class S1	41,345	160,923
Neuberger Berman AMT Mid Cap Growth Class S	65,556	121,842
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	6,599	18,365
Neuberger Berman AMT Sustainable Equity Class S1	174,486	21,691
PIMCO All Asset Portfolio Advisor	17,586	238,419
PIMCO CommodityRealReturn Strat. Administrative Class	142,936	292,709
PIMCO Total Return Portfolio Advisor[1]	264,482	6,099
Pioneer Bond VCT Class I	253,806	440,063

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Pioneer Equity Income VCT Class II	$2,862,867	$1,742,766
Pioneer Fund VCT Class I	5,525,353	3,568,728
Pioneer High Yield VCT Class II	95,134	348,457
Pioneer Mid Cap Value VCT Class I	453,389	686,006
Pioneer Real Estate VCT Class II	787,111	723,840
Pioneer Select Mid Cap Growth VCT Class I	4,581,151	4,222,867
Pioneer Strategic Income VCT Class II	287,034	1,460,551
Templeton Developing Markets VIP Fund - Class 2	40,255	345,881
Templeton Global Bond VIP Fund - Class 2	379,758	937,747
Templeton Growth VIP Fund - Class 2	892,094	656,298
Vanguard Balanced	45,282	331,347
Vanguard High Yield Bond	406,892	151,496
Vanguard International	187,428	885,039
Vanguard Mid-Cap Index	322,220	742,177
Vanguard Real Estate Index	73,368	185,933
Vanguard Total Bond Market Index	133,000	914,687
Vanguard Total Stock Market Index	431,080	2,900,630
Voya Global Equity Portfolio - Class S	40,164	44,797
VY JPMorgan Emerging Markets Equity Portfolio Initial	33,036	29,164
Wanger USA	18,400	3,378
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.    CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2019, and 2018 were as follows:

	2019			2018
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
American Century Balanced	17,765	(72,788)	(55,023)	9,484	(57,643)	(48,159)
American Century Inflation Protection II	10,614	(69,877)	(59,263)	17,592	(46,796)	(29,204)
American Century International	18,537	(62,210)	(43,673)	14,598	(80,195)	(65,597)
American Century Large Company Value II	794	(872)	(78)	880	(5,909)	(5,029)
American Century Ultra I	263	(1,076)	(813)	210	(1,326)	(1,116)
American Century Ultra II	3,258	(6,724)	(3,466)	1,341	(4,252)	(2,911)
American Century Value	3,596	(24,091)	(20,495)	5,789	(25,029)	(19,240)
BNY Mellon Appreciation[1]	1,925	(13,523)	(11,598)	2,495	(13,321)	(10,826)
BNY Mellon MidCap Stock[1]	5,889	(45,231)	(39,342)	3,457	(48,259)	(44,802)
BNY Mellon Quality Bond[1]	2,397	(14,689)	(12,292)	5,895	(21,931)	(16,036)
BNY Mellon Stock Index[1]	13,012	(60,403)	(47,391)	12,446	(76,537)	(64,091)
BNY Mellon Sustainable U.S. Equity[1]	2,884	(29,702)	(26,818)	4,700	(46,281)	(41,581)
BNY Mellon Technology Growth[1]	4,694	(35,775)	(31,081)	5,611	(50,634)	(45,023)
Calvert EAFE International Index F Class	1,993	(1,349)	644	2,661	(3,305)	(644)
Calvert Investment Grade Bond Index	18,842	(66,612)	(47,770)	30,017	(50,055)	(20,038)
Calvert Nasdaq 100 Index	5,793	(18,329)	(12,536)	12,390	(14,058)	(1,668)
Calvert Russell 2000 Small Cap Index F Class	2,788	(10,442)	(7,654)	3,139	(18,586)	(15,447)
Calvert S&P MidCap 400 Index F Class	2,664	(12,117)	(9,453)	3,736	(8,164)	(4,428)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2019			2018
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Calvert SRI Balanced	8,228	(1,877)	6,351	1,984	(729)	1,255
DWS Capital Growth VIP B	3,493	(20,467)	(16,974)	2,806	(28,495)	(25,689)
DWS CROCI International VIP - Class A	1,520	(8,384)	(6,864)	1,352	(11,449)	(10,097)
DWS Global Income Builder VIP A	1,942	(21,637)	(19,695)	2,553	(28,956)	(26,403)
DWS Global Small Cap VIP B	651	(2,146)	(1,495)	1,631	(4,925)	(3,294)
DWS International Growth VIP B Share	121	(435)	(314)	4,803	(1,543)	3,260
DWS Small Cap Index A Share	1,547	(10,721)	(9,174)	7,602	(10,437)	(2,835)
Federated High Income Bond	791	(4,520)	(3,729)	745	(6,560)	(5,815)
Federated Managed Volatility II	63	(1,465)	(1,402)	103	(3,670)	(3,567)
Fidelity Asset Manager	16	(1,045)	(1,029)	17	(358)	(341)
Fidelity Contrafund	17,211	(137,137)	(119,926)	20,857	(127,851)	(106,994)
Fidelity Equity-Income	3,642	(19,543)	(15,901)	5,732	(56,570)	(50,838)
Fidelity Freedom Funds 2010 II	147	(45)	102	12,366	(12,277)	89
Fidelity Freedom Funds 2015 II	—	(674)	(674)	—	(815)	(815)
Fidelity Freedom Funds 2020 II	7,419	(17,279)	(9,860)	5,554	(13,030)	(7,476)
Fidelity Freedom Funds 2025 II	5,139	(4,458)	681	6,948	(7,799)	(851)
Fidelity Freedom Funds 2030 II	11,301	(14,065)	(2,764)	34,523	(16,688)	17,835
Fidelity Freedom Funds 2050 II	8	—	8	89	—	89
Fidelity Freedom Income Fund II	260	(10)	250	281	(603)	(322)
Fidelity Government Money Market Portfolio - Initial Class	181	(14,265)	(14,084)	348	(30,558)	(30,210)
Fidelity Government Money Market Portfolio - Service Class II	115,239	(245,124)	(129,885)	158,791	(163,225)	(4,434)
Fidelity Growth	9,213	(80,226)	(71,013)	6,823	(97,784)	(90,961)
Fidelity Growth & Income	4,071	(30,400)	(26,329)	4,805	(49,534)	(44,729)
Fidelity Growth Opportunities	954	(20,418)	(19,464)	2,862	(30,486)	(27,624)
Fidelity Index 500	3,618	(4,111)	(493)	12,024	(22,287)	(10,263)
Fidelity Mid Cap II	3,081	(40,944)	(37,863)	4,497	(47,123)	(42,626)
Fidelity Overseas II	4,691	(9,395)	(4,704)	12,236	(4,936)	7,300
Franklin Allocation VIP Fund - Class 2[1]	1,452	(4,273)	(2,821)	1,801	(2,299)	(498)
Franklin Flex Cap Growth VIP Fund - Class 2	895	(581)	314	1,272	(3,539)	(2,267)
Franklin Income VIP Fund - Class 2	12,321	(49,604)	(37,283)	9,252	(41,769)	(32,517)
Franklin Mutual Shares VIP Fund - Class 2	4,638	(27,442)	(22,804)	7,525	(44,838)	(37,313)
Franklin Small Cap Value VIP Fund - Class 2	8,003	(45,697)	(37,694)	9,862	(54,917)	(45,055)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6,753	(41,826)	(35,073)	4,317	(37,285)	(32,968)
Franklin U.S. Government Securities VIP Fund - Class 2	22,138	(116,384)	(94,246)	22,988	(77,737)	(54,749)
Invesco American Franchise Fund I	4,267	(26,569)	(22,302)	2,443	(40,181)	(37,738)
Invesco American Franchise Fund II	1,918	(6,823)	(4,905)	2,494	(7,901)	(5,407)
Invesco Global Real Estate	1,145	(12,594)	(11,449)	1,983	(15,991)	(14,008)
Invesco Health Care	98	(301)	(203)	132	(1,064)	(932)
Invesco International Growth I	475	(6,731)	(6,256)	655	(6,676)	(6,021)
Invesco International Growth II	16,513	(123,566)	(107,053)	30,917	(126,218)	(95,301)
Invesco Mid Cap Growth Fund I	42	(18)	24	37	(491)	(454)
Invesco Mid Cap Growth Fund II	1,026	(3,432)	(2,406)	541	(4,026)	(3,485)
Invesco Small Cap Equity II	1,254	(8,381)	(7,127)	611	(7,242)	(6,631)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2019			2018
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
JP Morgan Insurance Trust Mid Cap Value I	4,089	(22,474)	(18,385)	4,150	(21,740)	(17,590)
JP Morgan Insurance Trust U.S. Equity I	2,094	(18,771)	(16,677)	1,342	(20,737)	(19,395)
Morningstar Aggressive Growth ETF Asset Allocation Class I	3,370	(3,705)	(335)	2,504	(491)	2,013
Morningstar Aggressive Growth ETF Asset Allocation Class II	2,515	(15,217)	(12,702)	3,664	(11,081)	(7,417)
Morningstar Balanced ETF Asset Allocation Class I	64	(13,232)	(13,168)	7,921	(9,053)	(1,132)
Morningstar Balanced ETF Asset Allocation Class II	5,630	(97,868)	(92,238)	8,768	(78,975)	(70,207)
Morningstar Conservative ETF Asset Allocation Class I	9	(483)	(474)	395	(3,799)	(3,404)
Morningstar Conservative ETF Asset Allocation Class II	249	(6,829)	(6,580)	369	(3,654)	(3,285)
Morningstar Growth ETF Asset Allocation Class I	—	(33)	(33)	191	(25,739)	(25,548)
Morningstar Growth ETF Asset Allocation Class II	2,959	(52,135)	(49,176)	6,490	(49,980)	(43,490)
Morningstar Income & Growth ETF Asset Allocation Class I	—	(1,020)	(1,020)	353	(3,034)	(2,681)
Morningstar Income & Growth ETF Asset Allocation Class II	3,221	(14,080)	(10,859)	2,706	(23,431)	(20,725)
Neuberger Berman AMT Guardian Class S1	41	(6,206)	(6,165)	430	(5,171)	(4,741)
Neuberger Berman AMT Mid Cap Growth Class S	1,372	(5,749)	(4,377)	971	(6,238)	(5,267)
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	168	(1,024)	(856)	249	(1,416)	(1,167)
Neuberger Berman AMT Sustainable Equity Class S1	6,539	(1,025)	5,514	—	—	—
PIMCO All Asset Portfolio Advisor	583	(15,158)	(14,575)	1,588	(10,929)	(9,341)
PIMCO CommodityRealReturn Strat. Administrative Class	18,873	(50,762)	(31,889)	15,682	(56,512)	(40,830)
PIMCO Total Return Portfolio Advisor[1]	21,259	(419)	20,840	—	—	—
Pioneer Bond VCT Class I	4,692	(10,413)	(5,721)	834	(7,989)	(7,155)
Pioneer Equity Income VCT Class II	8,020	(71,187)	(63,167)	10,177	(61,020)	(50,843)
Pioneer Fund VCT Class I	2,153	(30,413)	(28,260)	2,548	(37,687)	(35,139)
Pioneer High Yield VCT Class II	1,915	(19,454)	(17,539)	9,792	(19,165)	(9,373)
Pioneer Mid Cap Value VCT Class I	2,047	(15,577)	(13,530)	1,136	(19,206)	(18,070)
Pioneer Real Estate VCT Class II	3,852	(39,574)	(35,722)	11,385	(41,546)	(30,161)
Pioneer Select Mid Cap Growth VCT Class I	2,259	(38,775)	(36,516)	11,199	(47,083)	(35,884)
Pioneer Strategic Income VCT Class II	13,494	(90,108)	(76,614)	25,184	(96,251)	(71,067)
Templeton Developing Markets VIP Fund - Class 2	1,753	(14,279)	(12,526)	5,053	(18,935)	(13,882)
Templeton Global Bond VIP Fund - Class 2	9,170	(53,441)	(44,271)	20,723	(48,300)	(27,577)
Templeton Growth VIP Fund - Class 2	10,303	(41,047)	(30,744)	10,790	(34,580)	(23,790)
Vanguard Balanced	45	(16,456)	(16,411)	450	(7,606)	(7,156)
Vanguard High Yield Bond	57,920	(44,509)	13,411	7,715	(58,224)	(50,509)
Vanguard International	8,653	(61,009)	(52,356)	45,764	(83,762)	(37,998)
Vanguard Mid-Cap Index	10,369	(36,494)	(26,125)	19,769	(37,852)	(18,083)
Vanguard Real Estate Index	2,900	(11,382)	(8,482)	8,278	(18,333)	(10,055)
Vanguard Total Bond Market Index	7,147	(64,929)	(57,782)	31,921	(76,252)	(44,331)
Vanguard Total Stock Market Index	12,826	(140,602)	(127,776)	82,995	(173,187)	(90,192)
Voya Global Equity Portfolio - Class S	38	(1,027)	(989)	71	(886)	(815)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2019			2018
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
VY JPMorgan Emerging Markets Equity Portfolio Initial	108	(752)	(644)	117	(483)	(366)
Wanger USA	1	(17)	(16)	1	(207)	(206)

1  Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES

The following table summarizes the Unit values and Units outstanding for sub-accounts by net investment income ratios, and expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2019.

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Balanced
	2019	$24.223	to	$23.475	328,611	$7,755,438	1.53%	1.40%	to	1.60%	18.19%	to	17.95%
	2018	20.495	to	19.903	383,635	7,695,737	1.39	1.40	to	1.60	(5.18)	to	(5.36)
	2017	21.614	to	21.031	431,794	9,146,859	1.52	1.40	to	1.60	12.33	to	12.11
	2016	19.241	to	18.760	511,002	9,593,595	1.58	1.40	to	1.60	5.51	to	5.30
	2015	18.236	to	17.815	581,506	10,366,410	1.73	1.40	to	1.60	(3.93)	to	(4.12)
American Century Inflation Protection II
	2019	13.138	to	12.852	220,991	2,900,440	2.27	1.40	to	1.55	7.39	to	7.23
	2018	12.234	to	11.986	280,254	3,425,094	2.81	1.40	to	1.55	(4.17)	to	(4.32)
	2017	12.767	to	12.527	309,458	3,947,335	2.49	1.40	to	1.55	2.23	to	2.08
	2016	12.488	to	12.272	395,021	4,928,768	1.85	1.40	to	1.55	2.93	to	2.79
	2015	12.132	to	11.939	449,925	5,454,090	2.10	1.40	to	1.55	(3.82)	to	(3.97)
American Century International
	2019	15.857	to	15.367	417,971	6,482,799	0.88	1.40	to	1.60	26.63	to	26.38
	2018	12.522	to	12.159	461,644	5,659,417	1.29	1.40	to	1.60	(16.40)	to	(16.58)
	2017	14.979	to	14.575	527,241	7,733,620	0.91	1.40	to	1.60	29.39	to	29.13
	2016	11.577	to	11.287	694,865	7,904,643	1.10	1.40	to	1.60	(6.81)	to	(7.00)
	2015	12.423	to	12.136	833,367	10,154,893	0.38	1.40	to	1.60	(0.64)	to	(0.84)
American Century Large Company Value II
	2019	21.816	to	21.185	15,848	345,430	1.90	1.40	to	1.60	25.54	to	25.29
	2018	17.378	to	16.909	15,926	276,520	1.55	1.40	to	1.60	(9.47)	to	(9.65)
	2017	19.196	to	18.715	20,955	401,884	1.58	1.40	to	1.60	9.42	to	9.20
	2016	17.543	to	17.139	27,617	483,634	1.96	1.40	to	1.60	13.43	to	13.20
	2015	15.466	to	15.140	38,489	594,186	1.36	1.40	to	1.60	(5.39)	to	(5.58)
American Century Ultra I
	2019	39.487	to	30.846	9,257	364,294	—	1.40	to	1.75	32.71	to	32.24
	2018	29.755	to	23.325	10,070	298,726	0.26	1.40	to	1.75	(0.65)	to	(1.00)
	2017	29.950	to	23.560	11,187	333,930	0.39	1.40	to	1.75	30.39	to	29.94
	2016	22.969	to	18.132	14,677	336,149	0.35	1.40	to	1.75	3.00	to	2.64
	2015	22.300	to	17.665	17,992	400,054	0.46	1.40	to	1.75	4.79	to	4.43
American Century Ultra II
	2019	31.765	to	31.562	21,688	688,887	—	1.40	to	1.45	32.59	to	32.52
	2018	23.957	to	23.816	25,154	602,574	0.11	1.40	to	1.45	(0.81)	to	(0.86)
	2017	24.152	to	24.022	28,065	677,781	0.24	1.40	to	1.45	30.17	to	30.11
	2016	18.554	to	18.463	28,225	523,692	0.19	1.40	to	1.45	2.91	to	2.85
	2015	18.030	to	17.951	25,743	464,127	0.26	1.40	to	1.45	4.58	to	4.52

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Value
	2019	$29.808	to	$25.520	93,450	$2,782,716	2.10%	1.40%	to	1.55%	25.27%	to	25.09%
	2018	23.795	to	20.402	113,945	2,708,809	1.63	1.40	to	1.55	(10.42)	to	(10.56)
	2017	26.564	to	22.810	133,184	3,534,326	1.61	1.40	to	1.55	7.24	to	7.08
	2016	24.770	to	21.302	176,854	4,377,222	1.75	1.40	to	1.55	18.81	to	18.63
	2015	20.849	to	17.957	190,567	3,970,184	2.11	1.40	to	1.55	(5.22)	to	(5.36)
BNY Mellon Appreciation[1]
	2019	25.145	to	24.369	131,948	3,306,938	1.16	1.40	to	1.60	34.21	to	33.93
	2018	18.736	to	18.195	143,546	2,679,743	1.25	1.40	to	1.60	(8.16)	to	(8.34)
	2017	20.400	to	19.850	154,373	3,136,421	1.32	1.40	to	1.60	25.57	to	25.32
	2016	16.246	to	15.840	203,640	3,294,286	1.62	1.40	to	1.60	6.41	to	6.20
	2015	15.268	to	14.915	238,161	3,618,410	1.69	1.40	to	1.60	(3.82)	to	(4.02)
BNY Mellon MidCap Stock[1]
	2019	29.106	to	28.207	237,858	6,799,461	0.66	1.40	to	1.60	18.51	to	18.27
	2018	24.559	to	23.849	277,200	6,678,013	0.58	1.40	to	1.60	(16.67)	to	(16.84)
	2017	29.472	to	28.678	322,002	9,320,219	1.15	1.40	to	1.60	13.77	to	13.55
	2016	25.904	to	25.255	462,806	11,798,432	1.09	1.40	to	1.60	13.87	to	13.64
	2015	22.749	to	22.224	554,963	12,420,122	0.62	1.40	to	1.60	(3.64)	to	(3.84)
BNY Mellon Quality Bond[1]
	2019	17.740	to	17.055	89,063	1,567,268	1.93	1.40	to	1.45	6.55	to	6.50
	2018	16.649	to	16.014	101,355	1,674,416	2.76	1.40	to	1.45	(3.91)	to	(3.96)
	2017	17.326	to	16.674	117,391	2,018,444	2.13	1.40	to	1.45	3.05	to	3.00
	2016	16.813	to	16.189	155,225	2,591,036	1.78	1.40	to	1.45	0.11	to	0.06
	2015	16.794	to	16.179	185,501	3,095,052	2.04	1.40	to	1.45	(3.02)	to	(3.06)
BNY Mellon Stock Index[1]
	2019	36.228	to	35.110	271,395	9,803,608	1.44	1.40	to	1.60	29.03	to	28.77
	2018	28.078	to	27.266	318,786	8,925,227	1.38	1.40	to	1.60	(6.18)	to	(6.37)
	2017	29.929	to	29.122	382,877	11,428,321	1.39	1.40	to	1.60	19.53	to	19.29
	2016	25.039	to	24.412	587,423	14,672,605	1.75	1.40	to	1.60	9.90	to	9.68
	2015	22.784	to	22.258	674,542	15,333,655	1.55	1.40	to	1.60	(0.53)	to	(0.74)
BNY Mellon Sustainable U.S. Equity[1]
	2019	16.641	to	27.804	155,877	2,579,312	1.51	1.40	to	1.55	32.49	to	32.29
	2018	12.560	to	21.017	182,695	2,285,181	1.83	1.40	to	1.55	(5.73)	to	(5.88)
	2017	13.324	to	22.330	224,275	2,963,588	1.20	1.40	to	1.55	13.73	to	13.56
	2016	11.715	to	19.663	276,476	3,217,334	1.28	1.40	to	1.55	8.84	to	8.68
	2015	10.764	to	18.092	308,875	3,305,532	1.11	1.40	to	1.55	(4.54)	to	(4.68)
BNY Mellon Technology Growth[1]
	2019	13.720	to	12.370	255,500	3,429,202	—	1.40	to	1.45	24.06	to	24.01
	2018	11.059	to	9.975	286,581	3,105,332	—	1.40	to	1.45	(2.37)	to	(2.42)
	2017	11.327	to	10.222	331,604	3,686,960	—	1.40	to	1.45	40.67	to	40.59
	2016	8.052	to	7.271	385,254	3,052,626	—	1.40	to	1.45	3.27	to	3.22
	2015	7.797	to	7.044	452,400	3,459,335	—	1.40	to	1.45	4.67	to	4.63

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Calvert EAFE International Index F Class
	2019	$10.061	to	$10.003	27,867	$279,353	2.69%	1.40%	to	1.45%	19.32%	to	19.27%
	2018	8.432	to	8.387	27,223	228,778	3.27	1.40	to	1.45	(15.01)	to	(15.05)
	2017	9.921	to	9.873	27,867	275,663	2.48	1.40	to	1.45	22.72	to	22.66
	2016	8.084	to	8.049	29,730	239,929	2.74	1.40	to	1.45	(1.15)	to	(1.20)
	2015	8.178	to	8.147	30,020	245,054	0.03	1.40	to	1.45	(3.21)	to	(3.25)
Calvert Investment Grade Bond Index
	2019	13.115	to	13.039	207,236	2,717,455	3.09	1.40	to	1.45	6.90	to	6.85
	2018	12.268	to	12.203	255,006	3,127,857	3.02	1.40	to	1.45	(1.76)	to	(1.81)
	2017	12.488	to	12.428	275,044	3,434,126	2.68	1.40	to	1.45	2.06	to	2.01
	2016	12.236	to	12.183	340,416	4,164,499	2.81	1.40	to	1.45	1.17	to	1.12
	2015	12.094	to	12.048	354,775	4,290,235	0.14	1.40	to	1.45	(1.35)	to	(1.40)
Calvert Nasdaq 100 Index
	2019	40.964	to	40.725	83,522	3,418,624	0.49	1.40	to	1.45	36.85	to	36.78
	2018	29.933	to	29.774	96,058	2,873,099	0.55	1.40	to	1.45	(1.86)	to	(1.91)
	2017	30.500	to	30.353	97,726	2,978,593	0.49	1.40	to	1.45	30.51	to	30.45
	2016	23.369	to	23.268	114,963	2,683,339	0.54	1.40	to	1.45	5.11	to	5.07
	2015	22.232	to	22.146	105,416	2,340,321	0.06	1.40	to	1.45	7.56	to	7.50
Calvert Russell 2000 Small Cap Index F Class
	2019	21.316	to	21.192	40,786	868,258	0.86	1.40	to	1.45	23.09	to	23.02
	2018	17.318	to	17.226	48,440	838,101	0.96	1.40	to	1.45	(12.70)	to	(12.74)
	2017	19.838	to	19.742	63,887	1,265,834	0.73	1.40	to	1.45	12.51	to	12.45
	2016	17.632	to	17.556	89,185	1,570,762	0.41	1.40	to	1.45	18.95	to	18.89
	2015	14.823	to	14.766	86,973	1,287,858	—	1.40	to	1.45	(6.71)	to	(6.76)
Calvert S&P MidCap 400 Index F Class
	2019	23.107	to	22.972	29,923	690,432	1.04	1.40	to	1.45	23.82	to	23.75
	2018	18.662	to	18.563	39,377	734,158	1.10	1.40	to	1.45	(12.81)	to	(12.85)
	2017	21.403	to	21.300	43,805	936,540	0.64	1.40	to	1.45	14.02	to	13.96
	2016	18.771	to	18.690	55,148	1,033,875	0.55	1.40	to	1.45	18.30	to	18.24
	2015	15.867	to	15.807	54,726	867,253	—	1.40	to	1.45	(4.25)	to	(4.29)
Calvert SRI Balanced
	2019	19.067	to	18.956	23,108	440,616	1.55	1.40	to	1.45	22.67	to	22.61
	2018	15.543	to	15.460	16,757	260,458	1.77	1.40	to	1.45	(4.03)	to	(4.08)
	2017	16.195	to	16.117	15,502	251,067	2.05	1.40	to	1.45	10.44	to	10.39
	2016	14.664	to	14.600	16,593	243,348	1.90	1.40	to	1.45	6.36	to	6.31
	2015	13.787	to	13.734	19,466	268,364	0.12	1.40	to	1.45	(3.55)	to	(3.60)
Columbia VP Select Mid Cap Value Fund - Class 1[1]
	2019	26.719	to	26.719	205	5,468	—	1.25	to	1.25	29.99	to	29.99
	2018	20.555	to	20.555	205	4,206	—	1.25	to	1.25	(14.38)	to	(14.38)
	2017	24.006	to	24.006	205	4,910	—	1.25	to	1.25	12.14	to	12.14
	2016	21.408	to	21.408	205	4,380	—	1.25	to	1.25	12.73	to	12.73
	2015	18.990	to	18.990	205	3,891	—	1.25	to	1.25	(6.17)	to	(6.17)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
DWS Capital Growth VIP B
	2019	$27.055	to	$26.898	51,228	$1,385,653	0.17%	1.40%	to	1.45%	34.89%	to	34.82%
	2018	20.057	to	19.951	68,201	1,367,699	0.50	1.40	to	1.45	(3.24)	to	(3.29)
	2017	20.729	to	20.630	93,890	1,946,058	0.50	1.40	to	1.45	24.22	to	24.16
	2016	16.688	to	16.616	146,252	2,440,138	0.53	1.40	to	1.45	2.56	to	2.50
	2015	16.272	to	16.210	146,439	2,382,334	0.39	1.40	to	1.45	6.83	to	6.77
DWS CROCI International VIP - Class A
	2019	18.854	to	8.810	91,086	1,690,650	3.04	1.40	to	1.45	20.08	to	20.03
	2018	15.701	to	7.340	97,950	1,520,683	1.05	1.40	to	1.45	(15.60)	to	(15.64)
	2017	18.602	to	8.701	108,047	1,989,565	6.98	1.40	to	1.45	20.28	to	20.21
	2016	15.466	to	7.238	125,632	1,923,765	10.81	1.40	to	1.45	(0.66)	to	(0.70)
	2015	15.569	to	7.289	139,306	2,149,573	4.15	1.40	to	1.45	(6.79)	to	(6.85)
DWS Global Income Builder VIP A
	2019	38.121	to	15.798	196,412	6,886,224	3.82	1.40	to	1.45	18.49	to	18.43
	2018	32.171	to	13.339	216,107	6,372,643	3.81	1.40	to	1.45	(8.95)	to	(9.00)
	2017	35.335	to	14.658	242,509	7,879,478	3.05	1.40	to	1.45	14.92	to	14.87
	2016	30.747	to	12.761	294,890	8,193,073	4.16	1.40	to	1.45	5.33	to	5.28
	2015	29.190	to	12.121	335,425	8,853,030	3.10	1.40	to	1.45	(2.81)	to	(2.86)
DWS Global Small Cap VIP B
	2019	13.322	to	13.244	7,031	93,670	—	1.40	to	1.45	19.39	to	19.34
	2018	11.158	to	11.098	8,526	95,111	—	1.40	to	1.45	(21.85)	to	(21.89)
	2017	14.278	to	14.209	11,820	168,639	—	1.40	to	1.45	17.94	to	17.89
	2016	12.106	to	12.053	17,534	211,955	0.13	1.40	to	1.45	(0.07)	to	(0.12)
	2015	12.114	to	12.068	20,013	242,042	0.67	1.40	to	1.45	(0.54)	to	(0.58)
DWS International Growth VIP B Share
	2019	12.556	to	12.556	5,908	74,183	1.01	1.40	to	1.40	29.02	to	29.02
	2018	9.732	to	9.732	6,222	60,550	0.90	1.40	to	1.40	(18.08)	to	(18.08)
	2017	11.880	to	11.880	2,962	35,189	0.08	1.40	to	1.40	23.53	to	23.53
	2016	9.617	to	9.617	2,342	22,525	0.36	1.40	to	1.40	1.94	to	1.94
	2015	9.434	to	9.434	2,080	19,629	0.58	1.40	to	1.40	(2.92)	to	(2.92)
DWS Small Cap Index A Share
	2019	23.726	to	22.513	13,378	311,121	1.12	1.00	to	1.45	23.97	to	23.42
	2018	19.138	to	18.241	22,553	426,061	0.91	1.00	to	1.45	(14.54)	to	(12.52)
	2017	22.395	to	20.851	25,387	558,375	0.93	1.00	to	1.45	14.04	to	12.69
	2016	19.637	to	18.503	26,713	514,912	1.08	1.00	to	1.45	20.85	to	19.29
	2015	16.249	to	15.511	30,080	481,457	1.03	1.00	to	1.45	(4.73)	to	(5.97)
Federated High Income Bond
	2019	31.983	to	26.032	49,700	1,561,957	6.16	1.40	to	1.45	12.95	to	12.90
	2018	28.315	to	23.058	53,429	1,486,822	8.15	1.40	to	1.45	(4.64)	to	(4.69)
	2017	29.693	to	24.192	59,244	1,727,266	6.93	1.40	to	1.45	5.46	to	5.40
	2016	28.156	to	22.952	68,568	1,892,296	6.51	1.40	to	1.45	13.23	to	13.18
	2015	24.867	to	20.280	87,586	2,141,387	5.78	1.40	to	1.45	(3.93)	to	(3.98)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Federated Managed Volatility II
	2019	$29.111	to	$17.268	19,445	$566,072	2.10%	1.40%	to	1.45%	18.55%	to	18.50%
	2018	24.555	to	14.572	20,847	511,909	2.96	1.40	to	1.45	(9.77)	to	(9.82)
	2017	27.215	to	16.159	24,415	660,902	4.02	1.40	to	1.45	16.48	to	16.42
	2016	23.365	to	13.880	28,247	656,708	5.02	1.40	to	1.45	6.19	to	6.14
	2015	22.002	to	13.077	35,402	775,432	4.48	1.40	to	1.45	(8.84)	to	(8.88)
Fidelity Asset Manager
	2019	22.620	to	22.432	5,305	119,995	1.69	1.40	to	1.45	16.60	to	16.55
	2018	19.399	to	19.247	6,334	122,866	1.67	1.40	to	1.45	(6.67)	to	(6.72)
	2017	20.786	to	20.634	6,674	138,730	1.75	1.40	to	1.45	12.53	to	12.47
	2016	18.472	to	18.347	8,902	164,453	1.44	1.40	to	1.45	1.64	to	1.59
	2015	18.174	to	18.059	9,941	180,680	1.28	1.40	to	1.45	(1.25)	to	(1.30)
Fidelity Contrafund
	2019	44.174	to	42.811	591,497	26,049,303	0.44	1.40	to	1.60	29.75	to	29.49
	2018	34.046	to	33.061	711,423	24,150,691	0.68	1.40	to	1.60	(7.68)	to	(7.87)
	2017	36.880	to	35.886	818,416	30,074,103	0.95	1.40	to	1.60	20.19	to	19.95
	2016	30.686	to	29.918	1,071,099	32,766,299	0.78	1.40	to	1.60	6.51	to	6.30
	2015	28.811	to	28.146	1,227,981	35,270,683	1.00	1.40	to	1.60	(0.73)	to	(0.93)
Fidelity Contrafund II
	2019	27.965	to	27.965	213	5,981	0.22	1.25	to	1.25	29.64	to	29.64
	2018	21.571	to	21.571	213	4,612	0.45	1.25	to	1.25	(7.80)	to	(7.80)
	2017	23.397	to	23.397	213	4,992	0.78	1.25	to	1.25	20.08	to	20.08
	2016	19.485	to	19.485	213	4,144	0.64	1.25	to	1.25	6.40	to	6.40
	2015	18.313	to	18.313	213	3,875	0.81	1.25	to	1.25	(0.83)	to	(0.83)
Fidelity Equity-Income
	2019	30.765	to	29.815	142,969	4,390,575	1.97	1.40	to	1.60	25.67	to	25.42
	2018	24.480	to	23.772	158,871	3,882,557	2.10	1.40	to	1.60	(9.58)	to	(9.76)
	2017	27.073	to	26.342	209,709	5,668,292	1.52	1.40	to	1.60	11.33	to	11.11
	2016	24.317	to	23.709	322,908	7,841,209	2.18	1.40	to	1.60	16.38	to	16.15
	2015	20.895	to	20.412	392,748	8,194,475	3.05	1.40	to	1.60	(5.30)	to	(5.49)
Fidelity Freedom Funds 2010 II
	2019	15.564	to	15.474	383	5,959	2.22	1.40	to	1.45	14.14	to	14.09
	2018	13.636	to	13.563	281	3,829	0.05	1.40	to	1.45	(5.60)	to	(5.65)
	2017	14.445	to	14.375	192	2,775	0.36	1.40	to	1.45	11.24	to	11.18
	2016	12.986	to	12.930	1,329	17,256	0.62	1.40	to	1.45	3.77	to	3.72
	2015	12.514	to	12.466	4,000	49,941	1.38	1.40	to	1.45	(1.91)	to	(1.97)
Fidelity Freedom Funds 2015 II
	2019	16.017	to	15.924	8,825	141,341	1.81	1.40	to	1.45	16.33	to	16.28
	2018	13.768	to	13.695	9,499	130,781	1.36	1.40	to	1.45	(6.61)	to	(6.65)
	2017	14.742	to	14.671	10,314	152,046	1.06	1.40	to	1.45	13.21	to	13.15
	2016	13.022	to	12.966	14,160	184,409	0.96	1.40	to	1.45	4.12	to	4.06
	2015	12.507	to	12.460	21,678	271,085	1.53	1.40	to	1.45	(1.89)	to	(1.94)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Freedom Funds 2020 II
	2019	$16.212	to	$16.117	39,984	$646,965	1.74%	1.40%	to	1.45%	18.21%	to	18.15%
	2018	13.714	to	13.641	49,845	682,815	1.20	1.40	to	1.45	(7.39)	to	(7.44)
	2017	14.809	to	14.737	57,320	848,177	1.26	1.40	to	1.45	14.65	to	14.59
	2016	12.917	to	12.861	69,962	903,316	1.69	1.40	to	1.45	4.34	to	4.29
	2015	12.380	to	12.332	49,673	614,528	1.04	1.40	to	1.45	(1.84)	to	(1.89)
Fidelity Freedom Funds 2025 II
	2019	17.175	to	17.075	57,380	984,428	1.90	1.40	to	1.45	19.82	to	19.77
	2018	14.334	to	14.257	56,699	811,860	1.28	1.40	to	1.45	(8.08)	to	(8.13)
	2017	15.594	to	15.518	57,550	896,584	0.92	1.40	to	1.45	15.94	to	15.88
	2016	13.450	to	13.392	85,731	1,152,453	1.43	1.40	to	1.45	4.51	to	4.46
	2015	12.869	to	12.820	77,455	996,221	1.80	1.40	to	1.45	(1.89)	to	(1.94)
Fidelity Freedom Funds 2030 II
	2019	17.350	to	17.249	92,478	1,604,503	1.83	1.40	to	1.45	22.39	to	22.32
	2018	14.176	to	14.101	95,242	1,350,188	1.19	1.40	to	1.45	(9.34)	to	(9.39)
	2017	15.637	to	15.562	77,407	1,210,404	1.04	1.40	to	1.45	19.02	to	18.97
	2016	13.138	to	13.081	98,096	1,288,787	1.34	1.40	to	1.45	4.90	to	4.85
	2015	12.524	to	12.476	78,353	981,311	1.61	1.40	to	1.45	(1.92)	to	(1.96)
Fidelity Freedom Funds 2050 II
	2019	23.162	to	23.162	952	22,055	1.57	1.25	to	1.25	26.62	to	26.62
	2018	18.292	to	18.292	944	17,275	0.98	1.25	to	1.25	(11.25)	to	(11.25)
	2017	20.611	to	20.611	856	17,636	1.07	1.25	to	1.25	21.78	to	21.78
	2016	16.925	to	16.925	761	12,893	1.39	1.25	to	1.25	5.24	to	5.24
	2015	16.083	to	16.083	650	10,463	1.60	1.25	to	1.25	(1.81)	to	(1.81)
Fidelity Freedom Income Fund II
	2019	13.447	to	13.369	10,839	145,398	1.89	1.40	to	1.45	10.08	to	10.02
	2018	12.216	to	12.151	10,589	129,059	1.49	1.40	to	1.45	(3.64)	to	(3.69)
	2017	12.677	to	12.616	10,912	138,047	1.26	1.40	to	1.45	6.85	to	6.80
	2016	11.864	to	11.813	9,505	112,783	1.29	1.40	to	1.45	2.73	to	2.68
	2015	11.549	to	11.505	9,104	105,134	1.74	1.40	to	1.45	(1.95)	to	(2.00)
Fidelity Government Money Market Portfolio - Initial Class
	2019	9.786	to	9.365	2,416	22,977	2.13	1.10	to	1.45	0.90	to	0.55
	2018	9.699	to	9.314	16,500	156,286	1.55	1.10	to	1.45	0.54	to	0.18
	2017	9.647	to	9.297	46,710	441,661	0.67	1.10	to	1.45	(0.42)	to	(0.77)
	2016	9.688	to	9.369	49,091	466,789	0.21	1.10	to	1.45	(0.89)	to	(1.23)
	2015	9.775	to	9.486	45,372	434,946	0.03	1.10	to	1.45	(1.07)	to	(1.41)
Fidelity Government Money Market Portfolio - Service Class II
	2019	9.149	to	9.511	592,477	5,792,449	1.76	1.25	to	1.60	0.49	to	0.15
	2018	9.104	to	9.497	722,363	7,003,609	1.39	1.25	to	1.60	0.13	to	(0.22)
	2017	9.092	to	9.518	726,797	7,094,105	0.40	1.25	to	1.60	(0.82)	to	(1.16)
	2016	9.167	to	9.630	936,131	9,221,875	0.01	1.25	to	1.60	(1.22)	to	(1.57)
	2015	9.280	to	9.784	1,093,889	10,898,944	0.01	1.25	to	1.60	(1.23)	to	(1.57)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Growth
	2019	$21.501	to	$32.701	642,769	$13,768,061	0.26%	1.40%	to	1.75%	32.44%	to	31.98%
	2018	16.234	to	24.777	713,782	11,540,602	0.24	1.40	to	1.75	(1.56)	to	(1.91)
	2017	16.492	to	25.259	804,743	13,218,686	0.22	1.40	to	1.75	33.27	to	32.80
	2016	12.375	to	19.021	1,047,500	12,907,830	0.04	1.40	to	1.75	(0.60)	to	(0.94)
	2015	12.450	to	19.202	1,185,489	14,694,657	0.25	1.40	to	1.75	5.69	to	5.31
Fidelity Growth & Income
	2019	24.444	to	23.689	206,823	5,012,179	3.60	1.40	to	1.60	28.25	to	27.99
	2018	19.060	to	18.509	233,152	4,406,674	0.35	1.40	to	1.60	(10.26)	to	(10.43)
	2017	21.238	to	20.665	277,880	5,856,898	1.18	1.40	to	1.60	15.28	to	15.05
	2016	18.423	to	17.962	374,777	6,854,049	1.68	1.40	to	1.60	14.47	to	14.24
	2015	16.094	to	15.723	434,109	6,939,384	1.99	1.40	to	1.60	(3.63)	to	(3.82)
Fidelity Growth Opportunities
	2019	33.118	to	29.286	129,597	4,252,485	0.15	1.40	to	1.45	38.88	to	38.82
	2018	23.846	to	21.097	149,061	3,525,066	0.12	1.40	to	1.45	10.89	to	10.83
	2017	21.504	to	19.035	176,686	3,772,644	0.30	1.40	to	1.45	32.64	to	32.58
	2016	16.212	to	14.357	203,159	3,273,148	0.33	1.40	to	1.45	(1.05)	to	(1.11)
	2015	16.384	to	14.518	218,645	3,561,840	0.17	1.40	to	1.45	4.14	to	4.09
Fidelity Index 500
	2019	23.392	to	22.668	44,990	1,040,805	1.98	1.20	to	1.45	29.78	to	29.46
	2018	18.024	to	17.510	45,483	811,062	1.75	1.20	to	1.45	(5.64)	to	(5.87)
	2017	19.101	to	18.602	55,747	1,054,317	1.78	1.20	to	1.45	20.27	to	19.97
	2016	15.882	to	15.506	60,409	950,868	1.46	1.20	to	1.45	10.53	to	10.25
	2015	14.369	to	14.064	65,985	941,246	1.99	1.20	to	1.45	0.13	to	(0.13)
Fidelity Mid Cap II
	2019	28.879	to	28.043	147,985	4,268,024	0.65	1.40	to	1.60	21.46	to	21.21
	2018	23.776	to	23.135	185,848	4,412,794	0.38	1.40	to	1.60	(15.97)	to	(16.13)
	2017	28.293	to	27.585	228,474	6,455,164	0.46	1.40	to	1.60	18.86	to	18.63
	2016	23.803	to	23.253	342,589	8,145,469	0.29	1.40	to	1.60	10.37	to	10.15
	2015	21.566	to	21.110	422,011	9,091,317	0.24	1.40	to	1.60	(3.00)	to	(3.19)
Fidelity Overseas II
	2019	11.686	to	11.618	29,753	347,675	1.50	1.40	to	1.45	25.72	to	25.67
	2018	9.295	to	9.245	34,457	320,247	1.39	1.40	to	1.45	(16.25)	to	(16.29)
	2017	11.098	to	11.044	27,157	301,351	1.39	1.40	to	1.45	28.20	to	28.12
	2016	8.657	to	8.620	25,019	216,609	1.17	1.40	to	1.45	(6.58)	to	(6.63)
	2015	9.267	to	9.232	26,171	242,524	1.10	1.40	to	1.45	1.86	to	1.81
Franklin Allocation VIP Fund - Class 2[1]
	2019	15.241	to	15.241	29,068	443,017	3.51	1.40	to	1.40	18.19	to	18.19
	2018	12.895	to	12.895	31,890	411,206	3.08	1.40	to	1.40	(10.91)	to	(10.91)
	2017	14.474	to	14.474	32,388	468,785	2.65	1.40	to	1.40	10.42	to	10.42
	2016	13.108	to	13.108	42,555	557,858	3.86	1.40	to	1.40	11.61	to	11.61
	2015	11.744	to	11.744	45,062	529,214	3.02	1.40	to	1.40	(7.51)	to	(7.51)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Franklin Flex Cap Growth VIP Fund - Class 2
	2019	$29.333	to	$28.694	14,946	$438,372	—%	1.40%	to	1.55%	29.35%	to	29.15%
	2018	22.678	to	22.218	14,631	331,796	—	1.40	to	1.55	1.69	to	1.54
	2017	22.301	to	21.881	16,898	376,823	—	1.40	to	1.55	25.18	to	25.00
	2016	17.815	to	17.505	18,181	323,912	—	1.40	to	1.55	(4.23)	to	(4.38)
	2015	18.602	to	18.307	23,165	430,773	—	1.40	to	1.55	2.92	to	2.76
Franklin Income VIP Fund - Class 2
	2019	19.768	to	19.181	204,277	4,034,189	5.42	1.40	to	1.60	14.44	to	14.22
	2018	17.273	to	16.793	241,560	4,168,007	4.75	1.40	to	1.60	(5.64)	to	(5.83)
	2017	18.306	to	17.833	274,076	5,012,568	4.04	1.40	to	1.60	8.15	to	7.93
	2016	16.926	to	16.522	368,939	6,239,411	4.94	1.40	to	1.60	12.44	to	12.22
	2015	15.053	to	14.723	441,883	6,646,462	4.57	1.40	to	1.60	(8.35)	to	(8.53)
Franklin Mutual Shares VIP Fund - Class 2
	2019	23.267	to	21.380	189,440	4,405,015	1.79	1.40	to	1.55	20.87	to	20.69
	2018	19.250	to	17.715	212,244	4,083,528	2.35	1.40	to	1.55	(10.34)	to	(10.48)
	2017	21.469	to	19.788	249,557	5,354,810	2.01	1.40	to	1.55	6.84	to	6.69
	2016	20.094	to	18.548	354,338	7,117,283	1.94	1.40	to	1.55	14.45	to	14.28
	2015	17.557	to	16.230	439,538	7,711,573	3.07	1.40	to	1.55	(6.26)	to	(6.40)
Franklin Small Cap Value VIP Fund - Class 2
	2019	27.254	to	26.465	190,298	5,181,492	1.07	1.40	to	1.60	24.59	to	24.34
	2018	21.875	to	21.284	227,993	4,982,783	0.88	1.40	to	1.60	(14.09)	to	(14.27)
	2017	25.464	to	24.826	273,048	6,947,392	0.51	1.40	to	1.60	9.12	to	8.90
	2016	23.336	to	22.797	418,611	9,762,213	0.83	1.40	to	1.60	28.38	to	28.12
	2015	18.177	to	17.793	499,201	9,067,369	0.63	1.40	to	1.60	(8.67)	to	(8.86)
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2019	19.179	to	27.349	178,294	3,418,001	—	1.40	to	1.55	29.61	to	29.41
	2018	14.798	to	21.133	213,367	3,143,476	—	1.40	to	1.55	(6.70)	to	(6.84)
	2017	15.860	to	22.684	246,335	3,884,452	—	1.40	to	1.55	19.72	to	19.54
	2016	13.248	to	18.976	328,106	4,317,717	—	1.40	to	1.55	2.73	to	2.57
	2015	12.896	to	18.500	387,136	4,940,041	—	1.40	to	1.55	(4.01)	to	(4.16)
Franklin U.S. Government Securities VIP Fund - Class 2
	2019	16.232	to	15.855	336,678	5,385,469	2.95	1.40	to	1.55	3.77	to	3.61
	2018	15.643	to	15.302	430,924	6,641,094	2.72	1.40	to	1.55	(1.06)	to	(1.21)
	2017	15.811	to	15.490	485,673	7,572,017	2.58	1.40	to	1.55	(0.07)	to	(0.22)
	2016	15.822	to	15.524	607,929	9,487,125	2.44	1.40	to	1.55	(0.73)	to	(0.88)
	2015	15.938	to	15.662	641,532	10,119,915	2.46	1.40	to	1.55	(0.93)	to	(1.07)
Invesco American Franchise Fund I
	2019	21.057	to	20.914	226,664	4,771,769	—	1.40	to	1.45	34.85	to	34.79
	2018	15.615	to	15.516	248,967	3,886,740	—	1.40	to	1.45	(4.97)	to	(5.02)
	2017	16.432	to	16.336	286,704	4,710,219	0.08	1.40	to	1.45	25.58	to	25.52
	2016	13.085	to	13.015	353,096	4,619,656	—	1.40	to	1.45	0.85	to	0.80
	2015	12.975	to	12.912	387,687	5,029,547	—	1.40	to	1.45	3.55	to	3.49

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco American Franchise Fund II
	2019	$25.198	to	$24.650	33,507	$844,146	—%	1.40%	to	1.55%	34.53%	to	34.33%
	2018	18.730	to	18.350	38,412	719,287	—	1.40	to	1.55	(5.24)	to	(5.38)
	2017	19.765	to	19.393	43,819	865,751	—	1.40	to	1.55	25.27	to	25.08
	2016	15.778	to	15.505	65,793	1,037,799	—	1.40	to	1.55	0.60	to	0.45
	2015	15.684	to	15.435	78,333	1,228,308	—	1.40	to	1.55	3.29	to	3.14
Invesco Global Real Estate
	2019	40.241	to	25.825	78,101	3,111,051	4.33	1.40	to	1.75	21.29	to	20.87
	2018	33.178	to	21.366	89,550	2,940,091	3.70	1.40	to	1.75	(7.46)	to	(7.79)
	2017	35.854	to	23.171	103,558	3,677,292	3.04	1.40	to	1.75	11.48	to	11.09
	2016	32.161	to	20.857	139,715	4,447,623	1.54	1.40	to	1.75	0.63	to	0.27
	2015	31.961	to	20.800	178,518	5,656,377	3.35	1.40	to	1.75	(2.85)	to	(3.19)
Invesco Health Care
	2019	37.207	to	36.898	8,468	314,516	0.04	1.40	to	1.45	30.66	to	30.59
	2018	28.476	to	28.254	8,671	246,498	—	1.40	to	1.45	(0.51)	to	(0.56)
	2017	28.621	to	28.412	9,603	274,380	0.35	1.40	to	1.45	14.22	to	14.16
	2016	25.057	to	24.887	11,336	283,628	—	1.40	to	1.45	(12.69)	to	(12.73)
	2015	28.699	to	28.518	13,850	396,937	—	1.40	to	1.45	1.73	to	1.68
Invesco International Growth I
	2019	33.782	to	24.832	16,781	561,883	1.45	1.40	to	1.55	26.79	to	26.60
	2018	26.645	to	19.615	23,037	609,452	1.86	1.40	to	1.55	(16.17)	to	(16.29)
	2017	31.783	to	23.433	29,058	909,354	1.34	1.40	to	1.55	21.30	to	21.11
	2016	26.203	to	19.348	40,569	1,050,126	1.32	1.40	to	1.55	(1.83)	to	(1.98)
	2015	26.692	to	19.738	53,102	1,403,755	1.42	1.40	to	1.55	(3.70)	to	(3.85)
Invesco International Growth II
	2019	16.653	to	15.867	359,782	5,988,978	1.24	1.40	to	1.75	26.46	to	26.01
	2018	13.169	to	12.592	466,835	6,145,384	1.73	1.40	to	1.75	(16.39)	to	(16.68)
	2017	15.750	to	15.113	562,136	8,850,889	1.16	1.40	to	1.75	21.02	to	20.60
	2016	13.014	to	12.531	882,578	11,482,898	1.16	1.40	to	1.75	(2.08)	to	(2.42)
	2015	13.290	to	12.842	979,064	13,008,456	1.22	1.40	to	1.75	(3.97)	to	(4.30)
Invesco Mid Cap Growth Fund I
	2019	36.721	to	36.416	4,110	150,871	—	1.40	to	1.45	32.48	to	32.41
	2018	27.719	to	27.503	4,086	113,219	—	1.40	to	1.45	(6.91)	to	(6.95)
	2017	29.775	to	29.557	4,540	135,071	—	1.40	to	1.45	20.79	to	20.73
	2016	24.650	to	24.482	4,574	112,664	—	1.40	to	1.45	(0.64)	to	(0.69)
	2015	24.809	to	24.652	4,538	112,514	—	1.40	to	1.45	(0.20)	to	(0.25)
Invesco Mid Cap Growth Fund II
	2019	20.718	to	20.293	11,958	247,616	—	1.40	to	1.55	32.14	to	31.94
	2018	15.679	to	15.380	14,364	225,112	—	1.40	to	1.55	(7.19)	to	(7.33)
	2017	16.893	to	16.597	17,849	301,331	—	1.40	to	1.55	20.45	to	20.27
	2016	14.025	to	13.800	24,274	340,319	—	1.40	to	1.55	(0.83)	to	(0.97)
	2015	14.142	to	13.935	29,263	413,635	—	1.40	to	1.55	(0.36)	to	(0.51)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco Small Cap Equity II
	2019	$19.053	to	$18.942	12,750	$242,719	—%	1.40%	to	1.45%	24.57%	to	24.50%
	2018	15.295	to	15.214	19,877	303,877	—	1.40	to	1.45	(16.46)	to	(16.50)
	2017	18.309	to	18.220	26,509	485,173	—	1.40	to	1.45	12.15	to	12.09
	2016	16.325	to	16.255	33,602	548,212	—	1.40	to	1.45	10.29	to	10.23
	2015	14.802	to	14.746	32,292	477,673	—	1.40	to	1.45	(7.05)	to	(7.09)
JP Morgan Insurance Trust Mid Cap Value I
	2019	43.206	to	41.873	109,986	4,714,716	1.61	1.40	to	1.60	25.00	to	24.75
	2018	34.565	to	33.565	128,372	4,405,684	0.98	1.40	to	1.60	(13.07)	to	(13.24)
	2017	39.762	to	38.689	145,962	5,765,511	0.82	1.40	to	1.60	12.19	to	11.96
	2016	35.442	to	34.555	212,820	7,505,969	0.89	1.40	to	1.60	13.10	to	12.88
	2015	31.336	to	30.612	250,980	7,827,033	0.98	1.40	to	1.60	(4.01)	to	(4.20)
JP Morgan Insurance Trust U.S. Equity I
	2019	23.095	to	22.210	107,423	2,436,547	0.88	1.40	to	1.45	29.92	to	29.85
	2018	17.776	to	17.104	124,100	2,166,445	0.83	1.40	to	1.45	(7.47)	to	(7.52)
	2017	19.212	to	18.495	143,495	2,711,654	0.89	1.40	to	1.45	20.63	to	20.58
	2016	15.926	to	15.339	177,983	2,788,817	1.01	1.40	to	1.45	9.40	to	9.35
	2015	14.558	to	14.028	197,438	2,827,867	1.10	1.40	to	1.45	(0.53)	to	(0.59)
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2019	15.395	to	14.919	9,058	137,161	1.77	1.20	to	1.45	20.98	to	20.68
	2018	12.725	to	12.362	9,393	117,472	1.62	1.20	to	1.45	(10.26)	to	(10.49)
	2017	14.180	to	13.810	7,379	102,995	0.49	1.20	to	1.45	18.74	to	18.44
	2016	11.942	to	11.660	24,695	293,686	1.49	1.20	to	1.45	10.13	to	9.85
	2015	10.844	to	10.614	26,932	291,027	1.41	1.20	to	1.45	(3.81)	to	(4.05)
Morningstar Aggressive Growth ETF Asset Allocation Class II
	2019	15.817	to	15.725	105,697	1,671,820	1.47	1.40	to	1.45	20.47	to	20.41
	2018	13.129	to	13.060	118,399	1,554,524	1.35	1.40	to	1.45	(10.60)	to	(10.64)
	2017	14.686	to	14.615	125,816	1,847,684	1.16	1.40	to	1.45	18.14	to	18.08
	2016	12.431	to	12.377	188,227	2,339,823	1.16	1.40	to	1.45	9.67	to	9.62
	2015	11.335	to	11.291	208,324	2,361,218	1.22	1.40	to	1.45	(4.18)	to	(4.23)
Morningstar Balanced ETF Asset Allocation Class I
	2019	15.102	to	14.635	44,373	665,279	2.26	1.20	to	1.45	15.18	to	14.89
	2018	13.112	to	12.738	57,541	748,283	2.17	1.20	to	1.45	(7.15)	to	(7.39)
	2017	14.122	to	13.754	58,673	821,636	1.69	1.20	to	1.45	12.30	to	12.02
	2016	12.575	to	12.278	72,823	908,647	1.93	1.20	to	1.45	7.40	to	7.13
	2015	11.709	to	11.461	108,938	1,263,879	1.63	1.20	to	1.45	(3.14)	to	(3.38)
Morningstar Balanced ETF Asset Allocation Class II
	2019	14.697	to	14.611	290,410	4,266,779	1.83	1.40	to	1.45	14.64	to	14.59
	2018	12.820	to	12.751	382,649	4,902,232	1.76	1.40	to	1.45	(7.54)	to	(7.59)
	2017	13.865	to	13.799	452,856	6,275,926	1.37	1.40	to	1.45	11.75	to	11.71
	2016	12.407	to	12.353	738,912	9,164,807	1.70	1.40	to	1.45	6.98	to	6.92
	2015	11.598	to	11.554	761,751	8,832,239	1.40	1.40	to	1.45	(3.58)	to	(3.63)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Morningstar Conservative ETF Asset Allocation Class I
	2019	$13.455	to	$13.039	36,963	$492,673	2.27%	1.20%	to	1.45%	8.44%	to	8.17%
	2018	12.408	to	12.054	37,437	460,473	2.37	1.20	to	1.45	(3.26)	to	(3.51)
	2017	12.826	to	12.492	40,841	519,604	1.97	1.20	to	1.45	5.18	to	4.92
	2016	12.194	to	11.906	43,923	531,165	1.84	1.20	to	1.45	3.64	to	3.38
	2015	11.766	to	11.517	42,212	491,345	1.32	1.20	to	1.45	(2.14)	to	(2.38)
Morningstar Conservative ETF Asset Allocation Class II
	2019	12.256	to	12.185	12,193	149,350	1.73	1.40	to	1.45	8.00	to	7.95
	2018	11.348	to	11.288	18,773	212,955	2.06	1.40	to	1.45	(3.73)	to	(3.78)
	2017	11.788	to	11.731	22,058	259,940	1.69	1.40	to	1.45	4.73	to	4.68
	2016	11.256	to	11.207	24,972	281,054	1.37	1.40	to	1.45	3.16	to	3.11
	2015	10.911	to	10.869	28,204	307,697	0.99	1.40	to	1.45	(2.59)	to	(2.63)
Morningstar Growth ETF Asset Allocation Class I
	2019	15.478	to	14.999	6,764	102,737	2.04	1.20	to	1.45	18.71	to	18.41
	2018	13.039	to	12.667	6,797	87,100	0.79	1.20	to	1.45	(8.96)	to	(9.18)
	2017	14.322	to	13.948	32,345	457,643	1.44	1.20	to	1.45	16.28	to	15.99
	2016	12.317	to	12.025	35,831	436,646	1.73	1.20	to	1.45	8.58	to	8.30
	2015	11.344	to	11.103	37,099	416,874	1.41	1.20	to	1.45	(3.38)	to	(3.63)
Morningstar Growth ETF Asset Allocation Class II
	2019	15.510	to	15.420	205,808	3,192,073	1.61	1.40	to	1.45	18.10	to	18.04
	2018	13.133	to	13.063	254,984	3,348,631	1.54	1.40	to	1.45	(9.32)	to	(9.37)
	2017	14.483	to	14.414	298,474	4,322,905	1.20	1.40	to	1.45	15.67	to	15.62
	2016	12.521	to	12.467	440,946	5,520,975	1.49	1.40	to	1.45	8.17	to	8.12
	2015	11.575	to	11.531	459,980	5,323,974	1.27	1.40	to	1.45	(3.87)	to	(3.91)
Morningstar Income & Growth ETF Asset Allocation Class I
	2019	14.208	to	13.768	8,009	112,336	2.39	1.20	to	1.45	11.84	to	11.56
	2018	12.704	to	12.341	9,029	113,346	2.19	1.20	to	1.45	(5.14)	to	(5.38)
	2017	13.393	to	13.043	11,709	155,370	2.06	1.20	to	1.45	8.82	to	8.54
	2016	12.308	to	12.017	12,855	156,953	2.06	1.20	to	1.45	5.46	to	5.20
	2015	11.671	to	11.423	16,941	196,023	1.74	1.20	to	1.45	(2.69)	to	(2.94)
Morningstar Income & Growth ETF Asset Allocation Class II
	2019	13.435	to	13.357	55,343	743,140	2.01	1.40	to	1.45	11.33	to	11.28
	2018	12.068	to	12.003	66,202	797,988	1.77	1.40	to	1.45	(5.59)	to	(5.64)
	2017	12.782	to	12.721	86,927	1,110,316	1.45	1.40	to	1.45	8.41	to	8.37
	2016	11.790	to	11.739	137,474	1,620,164	1.53	1.40	to	1.45	4.90	to	4.85
	2015	11.239	to	11.196	188,034	2,112,443	1.53	1.40	to	1.45	(3.05)	to	(3.10)
Neuberger Berman AMT Guardian Class S1
	2019	20.351	to	20.239	—	—	0.29	1.40	to	1.45	19.04	to	19.02
	2018	17.096	to	17.005	6,165	105,353	0.35	1.40	to	1.45	(8.89)	to	(8.94)
	2017	18.765	to	18.675	10,906	204,605	0.27	1.40	to	1.45	23.00	to	22.94
	2016	15.256	to	15.190	11,977	182,651	0.40	1.40	to	1.45	7.24	to	7.18
	2015	14.226	to	14.172	11,400	162,123	0.47	1.40	to	1.45	(6.44)	to	(6.48)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Neuberger Berman AMT Mid Cap Growth Class S
	2019	$23.270	to	$23.135	28,734	$668,531	—%	1.40%	to	1.45%	30.63%	to	30.57%
	2018	17.813	to	17.718	33,111	589,712	—	1.40	to	1.45	(7.86)	to	(7.91)
	2017	19.333	to	19.240	38,378	741,877	—	1.40	to	1.45	22.83	to	22.77
	2016	15.739	to	15.671	48,517	763,436	—	1.40	to	1.45	2.71	to	2.67
	2015	15.323	to	15.264	45,953	703,993	—	1.40	to	1.45	(0.41)	to	(0.46)
Neuberger Berman AMT Mid Cap Intrinsic Value Class S
	2019	17.816	to	17.713	2,232	39,766	0.19	1.40	to	1.45	14.82	to	14.76
	2018	15.517	to	15.435	3,088	47,919	0.22	1.40	to	1.45	(16.66)	to	(16.70)
	2017	18.619	to	18.530	4,255	79,219	0.47	1.40	to	1.45	14.73	to	14.68
	2016	16.228	to	16.158	4,634	75,213	0.25	1.40	to	1.45	14.37	to	14.32
	2015	14.189	to	14.134	4,059	57,598	0.33	1.40	to	1.45	(9.79)	to	(9.84)
Neuberger Berman AMT Sustainable Equity Class S1
	2019	22.013	to	21.885	5,514	121,371	0.30	1.40	to	1.45	28.76	to	28.70
PIMCO All Asset Portfolio Advisor
	2019	14.380	to	15.817	22,953	370,519	2.64	1.25	to	1.55	10.35	to	10.02
	2018	13.031	to	14.376	37,528	549,735	2.97	1.25	to	1.55	(6.63)	to	(6.91)
	2017	13.956	to	15.443	46,868	736,779	4.35	1.25	to	1.55	11.98	to	11.64
	2016	12.463	to	13.833	57,128	803,528	2.67	1.25	to	1.55	11.51	to	11.17
	2015	11.177	to	12.443	48,642	613,124	3.11	1.25	to	1.55	(10.32)	to	(10.58)
PIMCO CommodityRealReturn Strat. Administrative Class
	2019	6.034	to	5.903	193,055	1,164,252	4.44	1.40	to	1.55	9.87	to	9.72
	2018	5.492	to	5.380	224,944	1,234,594	2.09	1.40	to	1.55	(15.33)	to	(15.46)
	2017	6.486	to	6.364	265,774	1,722,884	11.19	1.40	to	1.55	0.73	to	0.58
	2016	6.439	to	6.327	426,870	2,746,308	1.09	1.40	to	1.55	13.56	to	13.39
	2015	5.670	to	5.580	459,988	2,606,221	4.68	1.40	to	1.55	(26.74)	to	(26.85)
PIMCO Total Return Portfolio Advisor[1]
	2019	12.757	to	12.757	20,840	265,858	2.86	1.25	to	1.25	6.91	to	6.91
	2018	11.933	to	11.933	—	—	—	1.25	to	1.25	(1.87)	to	(1.87)
	2017	12.161	to	12.161	—	—	—	1.25	to	1.25	3.52	to	3.52
	2016	11.747	to	11.747	—	—	—	1.25	to	1.25	1.30	to	1.30
	2015	11.596	to	11.596	—	—	—	1.25	to	1.25	(0.90)	to	(0.90)
Pioneer Bond VCT Class I
	2019	43.004	to	20.939	56,582	2,226,805	3.26	1.40	to	1.45	7.76	to	7.70
	2018	39.909	to	19.442	62,303	2,281,525	3.31	1.40	to	1.45	(2.23)	to	(2.28)
	2017	40.819	to	19.896	69,459	2,587,877	2.85	1.40	to	1.45	2.56	to	2.51
	2016	39.799	to	19.408	77,702	2,798,081	2.77	1.40	to	1.45	2.66	to	2.61
	2015	38.767	to	18.914	86,000	3,033,251	3.00	1.40	to	1.45	(1.09)	to	(1.14)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Pioneer Equity Income VCT Class II
	2019	$26.995	to	$26.193	220,582	$5,953,542	2.35%	1.40%	to	1.60%	23.49%	to	23.24%
	2018	21.860	to	21.253	283,749	6,200,552	2.10	1.40	to	1.60	(10.05)	to	(10.23)
	2017	24.302	to	23.674	334,592	8,128,108	1.43	1.40	to	1.60	13.58	to	13.35
	2016	21.396	to	20.885	470,862	10,070,437	1.82	1.40	to	1.60	17.87	to	17.64
	2015	18.152	to	17.754	542,832	9,849,025	1.84	1.40	to	1.60	(1.17)	to	(1.37)
Pioneer Fund VCT Class I
	2019	132.005	to	20.615	275,500	35,681,898	1.01	1.40	to	1.45	29.51	to	29.44
	2018	101.930	to	15.926	303,761	30,173,367	1.12	1.40	to	1.45	(2.89)	to	(2.94)
	2017	104.959	to	16.408	338,900	34,720,453	1.17	1.40	to	1.45	20.03	to	19.97
	2016	87.443	to	13.677	394,846	33,488,341	1.32	1.40	to	1.45	8.29	to	8.24
	2015	80.747	to	12.636	438,281	34,399,124	1.08	1.40	to	1.45	(1.45)	to	(1.50)
Pioneer High Yield VCT Class II
	2019	18.702	to	18.284	93,705	1,747,072	4.66	1.40	to	1.55	12.70	to	12.54
	2018	16.594	to	16.247	111,243	1,841,312	4.46	1.40	to	1.55	(5.30)	to	(5.44)
	2017	17.522	to	17.181	120,616	2,108,996	4.32	1.40	to	1.55	5.54	to	5.38
	2016	16.602	to	16.304	149,584	2,479,504	4.68	1.40	to	1.55	12.22	to	12.05
	2015	14.794	to	14.550	173,290	2,560,423	4.50	1.40	to	1.55	(5.57)	to	(5.72)
Pioneer Mid Cap Value VCT Class I
	2019	45.374	to	17.893	126,231	5,548,133	1.31	1.40	to	1.45	26.65	to	26.59
	2018	35.825	to	14.135	139,761	4,865,357	0.71	1.40	to	1.45	(20.47)	to	(20.51)
	2017	45.046	to	17.781	157,830	6,918,762	0.85	1.40	to	1.45	11.60	to	11.54
	2016	40.362	to	15.941	176,687	6,901,170	0.75	1.40	to	1.45	14.94	to	14.89
	2015	35.116	to	13.875	198,262	6,758,776	0.80	1.40	to	1.45	(7.45)	to	(7.49)
Pioneer Real Estate VCT Class II
	2019	19.480	to	19.084	113,134	2,201,174	1.88	1.40	to	1.55	26.13	to	25.94
	2018	15.444	to	15.153	148,855	2,296,454	2.40	1.40	to	1.55	(8.83)	to	(8.97)
	2017	16.940	to	16.646	179,016	3,029,533	2.22	1.40	to	1.55	1.87	to	1.72
	2016	16.629	to	16.365	248,614	4,131,372	3.12	1.40	to	1.55	4.35	to	4.20
	2015	15.936	to	15.706	349,000	5,553,356	2.04	1.40	to	1.55	3.07	to	2.91
Pioneer Select Mid Cap Growth VCT Class I
	2019	124.951	to	29.182	311,821	37,590,076	—	1.40	to	1.45	31.23	to	31.17
	2018	95.214	to	22.248	348,337	31,681,425	—	1.40	to	1.45	(7.79)	to	(7.84)
	2017	103.257	to	24.140	384,221	37,965,371	0.08	1.40	to	1.45	28.23	to	28.17
	2016	80.527	to	18.835	443,583	33,709,555	—	1.40	to	1.45	2.30	to	2.25
	2015	78.719	to	18.421	493,357	36,618,087	—	1.40	to	1.45	0.22	to	0.16
Pioneer Strategic Income VCT Class II
	2019	16.964	to	16.585	265,034	4,485,610	3.10	1.40	to	1.55	8.00	to	7.83
	2018	15.708	to	15.380	341,648	5,355,627	3.01	1.40	to	1.55	(3.31)	to	(3.45)
	2017	16.245	to	15.929	412,715	6,693,898	3.36	1.40	to	1.55	3.30	to	3.14
	2016	15.726	to	15.444	563,318	8,847,652	3.26	1.40	to	1.55	5.85	to	5.69
	2015	14.857	to	14.613	594,275	8,822,004	2.95	1.40	to	1.55	(2.90)	to	(3.03)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Templeton Developing Markets VIP Fund - Class 2
	2019	$26.582	to	$23.753	64,093	$1,707,234	1.03%	1.40%	to	1.55%	24.93%	to	24.75%
	2018	21.277	to	19.041	76,619	1,633,271	0.87	1.40	to	1.55	(16.97)	to	(17.10)
	2017	25.626	to	22.968	90,501	2,324,483	0.89	1.40	to	1.55	38.46	to	38.25
	2016	18.508	to	16.613	105,478	1,957,855	0.83	1.40	to	1.55	15.81	to	15.64
	2015	15.981	to	14.366	123,675	1,984,631	2.08	1.40	to	1.55	(20.72)	to	(20.84)
Templeton Global Bond VIP Fund - Class 2
	2019	17.944	to	17.046	212,223	3,799,281	7.15	1.40	to	1.75	0.59	to	0.24
	2018	17.838	to	17.005	256,494	4,565,851	—	1.40	to	1.75	0.51	to	0.16
	2017	17.747	to	16.977	284,071	5,032,415	—	1.40	to	1.75	0.51	to	0.16
	2016	17.657	to	16.950	396,355	6,988,032	—	1.40	to	1.75	1.51	to	1.16
	2015	17.394	to	16.756	522,629	9,076,206	7.79	1.40	to	1.75	(5.64)	to	(5.97)
Templeton Growth VIP Fund - Class 2
	2019	18.045	to	16.716	199,177	3,593,620	2.82	1.40	to	1.55	13.55	to	13.38
	2018	15.892	to	14.743	229,921	3,653,293	1.98	1.40	to	1.55	(16.04)	to	(16.17)
	2017	18.928	to	17.586	253,711	4,801,519	1.55	1.40	to	1.55	16.86	to	16.68
	2016	16.197	to	15.072	353,553	5,725,468	2.00	1.40	to	1.55	8.10	to	7.94
	2015	14.983	to	13.963	452,601	6,779,837	2.60	1.40	to	1.55	(7.79)	to	(7.93)
Vanguard Balanced
	2019	21.253	to	22.112	12,320	258,951	3.32	1.20	to	1.50	21.02	to	20.66
	2018	17.561	to	18.326	28,731	499,157	2.51	1.20	to	1.50	(4.56)	to	(4.85)
	2017	18.401	to	19.261	35,887	653,604	2.62	1.20	to	1.50	13.35	to	13.01
	2016	16.234	to	17.043	44,501	714,626	2.68	1.20	to	1.50	9.70	to	9.36
	2015	14.799	to	15.584	60,689	891,429	2.76	1.20	to	1.50	(1.10)	to	(1.40)
Vanguard High Yield Bond
	2019	18.211	to	17.305	68,349	1,190,013	4.87	1.10	to	1.50	14.41	to	13.95
	2018	15.917	to	15.186	54,938	842,797	4.76	1.10	to	1.50	(3.80)	to	(4.19)
	2017	16.546	to	15.850	105,447	1,684,990	4.79	1.10	to	1.50	5.84	to	5.41
	2016	15.633	to	15.036	107,266	1,626,065	2.63	1.10	to	1.50	10.14	to	9.70
	2015	14.194	to	13.706	40,990	572,903	7.13	1.10	to	1.50	(2.65)	to	(3.04)
Vanguard International
	2019	16.592	to	19.633	82,229	1,342,700	1.51	1.00	to	1.50	29.91	to	29.27
	2018	12.772	to	15.188	134,584	1,697,455	0.82	1.00	to	1.50	(13.49)	to	(13.92)
	2017	14.763	to	17.645	172,583	2,516,688	1.06	1.00	to	1.50	41.26	to	40.55
	2016	10.451	to	12.554	190,945	1,968,715	1.44	1.00	to	1.50	0.87	to	0.37
	2015	10.361	to	12.508	200,590	2,051,484	1.88	1.00	to	1.50	(1.76)	to	(2.24)
Vanguard Mid-Cap Index
	2019	22.608	to	30.162	52,321	1,147,514	1.52	1.00	to	1.50	29.57	to	28.92
	2018	17.448	to	23.395	78,447	1,337,353	1.27	1.00	to	1.50	(10.24)	to	(10.69)
	2017	19.438	to	26.194	96,529	1,833,665	1.24	1.00	to	1.50	17.90	to	17.31
	2016	16.487	to	22.329	121,741	1,960,856	1.40	1.00	to	1.50	10.01	to	9.47
	2015	14.987	to	20.398	140,793	2,066,763	1.26	1.00	to	1.50	(2.42)	to	(2.90)

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Vanguard Real Estate Index
	2019	$17.477	to	$27.012	17,268	$295,127	2.76%	1.10%	to	1.50%	27.40%	to	26.89%
	2018	13.718	to	21.288	25,750	346,791	3.36	1.10	to	1.50	(6.39)	to	(6.77)
	2017	14.655	to	22.833	35,804	515,771	2.69	1.10	to	1.50	3.63	to	3.22
	2016	14.141	to	22.121	54,962	763,361	2.60	1.10	to	1.50	7.17	to	6.75
	2015	13.195	to	20.722	60,521	785,866	1.89	1.10	to	1.50	1.11	to	0.70
Vanguard Total Bond Market Index
	2019	14.817	to	12.148	65,608	945,278	2.81	1.00	to	1.50	7.60	to	7.06
	2018	13.771	to	11.347	123,390	1,661,392	2.59	1.00	to	1.50	(1.13)	to	(1.62)
	2017	13.928	to	11.534	167,721	2,286,926	2.40	1.00	to	1.50	2.45	to	1.94
	2016	13.595	to	11.314	216,044	2,880,345	2.46	1.00	to	1.50	1.46	to	0.95
	2015	13.400	to	11.208	285,345	3,673,643	2.29	1.00	to	1.50	(0.67)	to	(1.16)
Vanguard Total Stock Market Index
	2019	23.582	to	30.345	134,801	3,140,220	1.71	1.00	to	1.50	29.45	to	28.80
	2018	18.217	to	23.559	262,577	4,731,419	1.67	1.00	to	1.50	(6.29)	to	(6.76)
	2017	19.439	to	25.266	352,769	6,777,304	1.91	1.00	to	1.50	19.77	to	19.17
	2016	16.230	to	21.201	382,135	6,115,244	1.47	1.00	to	1.50	11.44	to	10.88
	2015	14.564	to	19.120	405,255	5,821,212	1.32	1.00	to	1.50	(0.63)	to	(1.13)
Voya Global Equity Portfolio - Class S
	2019	38.661	to	32.868	13,909	535,053	2.54	1.40	to	1.45	19.73	to	19.66
	2018	32.291	to	27.467	14,899	478,856	4.49	1.40	to	1.45	(10.38)	to	(10.43)
	2017	36.033	to	30.665	15,714	563,733	2.09	1.40	to	1.45	21.73	to	21.67
	2016	29.601	to	25.204	16,988	500,767	2.70	1.40	to	1.45	4.29	to	4.24
	2015	28.382	to	24.178	22,559	638,184	0.51	1.40	to	1.45	(9.16)	to	(9.20)
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2019	33.072	to	33.072	17,297	572,062	0.14	1.40	to	1.40	30.28	to	30.28
	2018	25.386	to	25.386	17,941	455,452	0.85	1.40	to	1.40	(17.75)	to	(17.75)
	2017	30.865	to	30.865	18,307	565,043	0.67	1.40	to	1.40	41.38	to	41.38
	2016	21.832	to	21.832	20,384	445,068	1.48	1.40	to	1.40	11.69	to	11.69
	2015	19.547	to	19.547	23,611	461,347	1.51	1.40	to	1.40	(16.74)	to	(16.74)
Wanger USA
	2019	116.901	to	116.901	952	111,253	0.26	1.40	to	1.40	29.28	to	29.28
	2018	90.425	to	90.425	967	87,471	0.09	1.40	to	1.40	(2.84)	to	(2.84)
	2017	93.067	to	93.067	1,173	109,161	—	1.40	to	1.40	17.92	to	17.92
	2016	78.921	to	78.921	1,191	93,995	—	1.40	to	1.40	12.11	to	12.11
	2015	70.395	to	70.395	1,914	134,720	—	1.40	to	1.40	(1.99)	to	(1.99)

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

[2]
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

[3]
These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.

[4]
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of the reorganization. The total return ratio does not include any expenses assessed through the redemption of Units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account C
Notes to Financial Statements

7.	SUBSEQUENT EVENTS
The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior.  As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

The Separate Account has evaluated subsequent events through April 30, 2020, the date which the Separate Account’s financial statements were available to be issued.

Symetra Life Insurance Company
Financial Statements – Statutory Basis

December 31, 2019
With Report of Independent Auditors

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

2

Report of Independent Auditors

To the Stockholder and Board of Directors of Symetra Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP
March 26, 2020

3

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2019	2018
ADMITTED ASSETS
Bonds	$27,312.3	$24,873.8
Preferred stocks	108.0	101.1
Common stocks	345.5	258.3
Mortgage loans	6,238.0	5,686.8
Cash	612.4	223.1
Derivatives	464.9	184.5
Other invested assets	470.2	200.8
Total cash and invested assets	35,551.3	31,528.4
Accrued investment income	281.4	277.5
Deferred and uncollected premiums (net of loading of $(13.6) and $(17.8), respectively)	(40.2)	59.4
Deferred tax assets, net	112.8	141.8
Current federal income taxes recoverable	24.2	49.1
Other receivables	255.8	145.3
Separate account assets	6,056.6	5,658.4
Total admitted assets	$42,241.9	$37,859.9
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$28,275.5	$26,700.2
Accident and health reserves	168.7	148.5
Policy and contract claims	161.6	196.1
Liability for deposit-type contracts	3,153.0	1,840.1
Unearned premiums and annuity considerations	3.4	3.9
Total policy and contract liabilities	31,762.2	28,888.8
Cash collateral held	478.1	175.7
Asset valuation reserve	351.1	233.7
Interest maintenance reserve	218.9	134.9
Funds held under coinsurance agreements	751.4	472.1
Other liabilities	627.8	310.5
Separate account liabilities	5,910.8	5,517.6
Total liabilities	40,100.3	35,733.3
Commitments and contingencies (Note 14)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	664.0	664.0
Unassigned funds	1,472.6	1,457.6
Total capital and surplus	2,141.6	2,126.6
Total liabilities and capital and surplus	$42,241.9	$37,859.9
See accompanying notes.

4

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2019	2018	2017
Premiums and other revenues:
Premiums and annuity considerations	$4,138.5	$268.7	$4,116.2
Net investment income	1,331.8	1,260.2	1,239.8
Amortization of interest maintenance reserve	26.5	13.7	10.0
Separate account fees and other	84.8	73.8	74.1
Commissions and expense allowances on reinsurance ceded, net	56.4	(249.0)	5.9
Reserve adjustment on reinsurance ceded	(21.2)	3,976.8	—
Other income	26.8	26.4	19.8
Total premiums and other revenues	5,643.6	5,370.6	5,465.8
Benefits:
Death benefits	229.6	234.6	209.3
Annuity benefits	349.1	342.6	336.7
Surrender and maturity benefits	2,210.8	2,252.5	1,930.1
Accident and health and other benefits	534.5	676.1	611.9
Increase in policy reserves	1,575.5	1,287.7	1,706.2
Total benefits	4,899.5	4,793.5	4,794.2
Insurance expenses and other deductions:
Commissions	345.6	320.4	294.8
General insurance expenses	464.2	418.9	378.3
Net transfers to (from) separate accounts	69.8	(34.3)	(96.6)
Total insurance expenses and other deductions	879.6	705.0	576.5
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(135.5)	(127.9)	95.1
Federal income tax expense (benefit)	(69.5)	(12.4)	(77.0)
Gain (loss) from operations before net realized capital gains (losses)	(66.0)	(115.5)	172.1
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	236.6	(3.2)	95.8
Net income (loss)	$170.6	$(118.7)	$267.9
See accompanying notes.

5

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2017	$5.0	$664.0	$1,413.4	$2,082.4
Net income	—	—	267.9	267.9
Change in net unrealized capital gains (losses), including foreign exchange	—	—	89.0	89.0
Change in net deferred income taxes	—	—	(95.8)	(95.8)
Change in nonadmitted assets	—	—	38.5	38.5
Change in liability for unauthorized reinsurance	—	—	(4.5)	(4.5)
Change in reserve on account of change in valuation basis	—	—	(106.4)	(106.4)
Change in asset valuation reserve	—	—	(2.2)	(2.2)
Dividends to Parent	—	—	(50.0)	(50.0)
Balances as of December 31, 2017	5.0	664.0	1,549.9	2,218.9
Net loss	—	—	(118.7)	(118.7)
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(145.0)	(145.0)
Change in net deferred income taxes	—	—	53.7	53.7
Change in nonadmitted assets	—	—	1.6	1.6
Change in liability for unauthorized reinsurance	—	—	0.1	0.1
Change in reserve on account of change in valuation basis	—	—	0.6	0.6
Change in asset valuation reserve	—	—	104.4	104.4
Change in surplus as a result of reinsurance	—	—	61.0	61.0
Dividends to Parent	—	—	(50.0)	(50.0)
Balances as of December 31, 2018	5.0	664.0	1,457.6	2,126.6
Net income	—	—	170.6	170.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	4.9	4.9
Change in net deferred income taxes	—	—	1.3	1.3
Change in nonadmitted assets	—	—	(34.5)	(34.5)
Change in liability for unauthorized reinsurance	—	—	4.4	4.4
Change in reserve on account of change in valuation basis	—	—	(20.1)	(20.1)
Change in asset valuation reserve	—	—	(117.4)	(117.4)
Cumulative effect on change in accounting principle	—	—	5.8	5.8
Balances as of December 31, 2019	$5.0	$664.0	$1,472.6	$2,141.6
See accompanying notes.

6

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2019	2018	2017
Cash flows from operating activities
Premiums and annuity considerations collected	$4,425.2	$4,621.2	$4,098.6
Net investment income received	1,411.7	1,338.8	1,312.8
Commissions and expense allowance on reinsurance ceded	38.3	(249.0)	—
Other income	118.9	85.9	108.1
Net transfers (to) from separate accounts	(70.2)	31.9	95.9
Benefits and loss-related payments	(3,476.0)	(3,482.0)	(3,043.0)
Commissions, other expenses, and taxes paid	(763.3)	(712.3)	(665.0)
Federal income taxes received (paid)	(1.8)	23.4	(24.1)
Net cash provided by operating activities	1,682.8	1,657.9	1,883.3
Cash flows from investing activities
Sale, maturity, or repayment of investments	6,033.9	6,514.8	5,081.6
Purchase of investments	(8,975.9)	(7,836.4)	(6,900.0)
Other, net	13.1	(202.5)	(7.0)
Net cash used in investing activities	(2,928.9)	(1,524.1)	(1,825.4)
Cash flows from financing activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	1,309.9	(40.0)	(62.0)
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(25.0)	2.1	13.8
Dividends to Parent	—	(50.0)	(29.1)
Other, net	350.5	(135.1)	63.9
Net cash provided by (used in) financing activities	1,635.4	(223.0)	(13.4)
Net increase (decrease) in cash	389.3	(89.2)	44.5
Cash, beginning of year	223.1	312.3	267.8
Cash, end of year	$612.4	$223.1	$312.3

	For the Year Ended December 31,
	2019	2018	2017
Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$232.0	$1,307.3	$554.4
Initial premium ceded on reinsurance transactions	208.6	4,348.0	—
Initial funds withheld balance	208.6	289.9	—
Mortgage loans – refinances	31.1	44.9	44.4
Future obligations in limited partnerships	0.2	2.4	31.3
Initial commission related to funds withheld reinsurance agreement	—	47.8	—
Dividend paid to Parent	—	—	20.9
See accompanying notes.

7

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, benefits consultants, and independent agents and advisors in 49 states and the District of Columbia. The Company’s principal products include fixed deferred annuities and fixed indexed annuities (FIA), registered index-linked annuities (RILA), single premium immediate annuities (SPIA), medical stop-loss insurance, group life, and disability income (DI) insurance, limited benefit medical insurance, individual life insurance, and institutional life insurance, including bank-owned life insurance (BOLI) and variable corporate owned life insurance (COLI).
Modco Reinsurance Transaction
In September 2018, the Company, entered into a 100% modified coinsurance agreement with Resolution Re Ltd. (the Modco Reinsurance Transaction) for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. The transaction reduced the Company's exposure to long-term interest rate risk associated with the long-tailed nature of the reinsured business.
The Company discontinued selling structured settlements in 2012. Retail SPIA policies issued after September 30, 2017 were not included in this agreement and the Company continues to sell these products as part of its retirement product offerings.
Under terms of the agreement, the Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. Resolution Re Ltd. is responsible for asset management, subject to investment management guidelines. Refer to Note 7 for further discussion.

2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments purchased to hedge indexed products in income to be consistent with how the change in indexed product reserves are recorded. The Company elected to adopt Iowa Bulletin 06-01 effective January 1, 2017. There is no impact to surplus.
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation, a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note in conjunction with a reinsurance agreement with the Company. There was no impact to net income. If the Company had not used this prescribed practice, the result would not have triggered a regulatory event at the Company.

8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2019	2018	2017
Net income (loss) – Iowa basis	$170.6	$(118.7)	$267.9
State election – Iowa Bulletin 06-01	(276.5)	246.0	(62.0)
Net income – NAIC basis	$(105.9)	$127.3	$205.9

	As of December 31,
	2019	2018
Statutory surplus – Iowa basis	$2,141.6	$2,126.6
State prescribed practices – variable funding note	(57.0)	(60.5)
Statutory surplus – NAIC basis	$2,084.6	$2,066.1
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: liabilities for policy reserves; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Recognition of Premiums and Annuity Considerations
Premiums for universal life policies (UL) and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest annuity contracts, are recorded as liabilities when received.
Premiums for medical stop-loss policies, group life and DI policies, and limited benefit medical insurance policies are recognized when due. Certain of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2019		2018		2017
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$286.0	48.3%	$274.7	33.4%	$170.2	22.6%
Approximately 70% of 2019 premiums were from fixed annuities and FIA, and 10% were from medical stop-loss insurance. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 40% of the Company’s total fixed deferred annuities and FIA sales for the year ended December 31, 2019. Fixed deferred annuities and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional life premiums are recognized as revenue and considered earned when due.

9

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the scientific interest method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period.
All bonds in or near default are carried at the lower of amortized cost or fair value.
Preferred stocks are carried at cost, amortized cost or fair value based on their NAIC designation. Preferred stocks designated as medium quality or better (designations 1–3) are carried at amortized cost. All other preferred stocks (designations 4–6) are carried at the lower of cost, amortized cost or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stock are reported at carrying value, which approximates fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds, surplus notes, and redeemable preferred stocks) as available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $167.6 and $158.0 as of December 31, 2019 and 2018, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds. The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectibility of interest income for bonds is considered doubtful, any accrued, but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, if a fixed maturity is determined to be other-than-temporarily impaired, but is not intended to be sold, the amount of the impairment (i.e. the difference between book value and fair value) is separated into the amount due to credit losses and the amount due to other factors (such as market interest rates). The portion due to credit losses based on recovery value is recorded

10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

in earnings as a realized loss, similar to statutory accounting for loan-backed and structured securities, and the remainder is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for loan losses. Loan origination fees and costs are deferred and amortized over the life of the loan.
Cash
Cash is carried at cost, which approximates fair value and is consistent with GAAP. As of December 31, 2019, $603.8, or 98.6%, of total cash, was held at one highly rated financial institution.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and foreign currency swaps.
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Interest rate and foreign currency swaps qualify for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the interest maintenance reserve (IMR) are transferred to the IMR, net of taxes. Pursuant to the accounting election discussed above, index options that do not qualify for hedge accounting are recorded at fair value, with changes in fair value recorded as realized gains (losses) in the statements of operations. Other derivatives that do not qualify, or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 26 years, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.
Under GAAP, derivative instruments are recorded at fair value, and the accounting for changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
Alternative investments consist of hedge funds and are recorded at fair value, with changes in the fair value recorded in net realized capital gains (losses) on the statements of operations.

11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Tax credit investments are initially recorded at the present value of future contributions, which are considered unconditional and legally binding, and primarily consist of low-income housing tax credits (LIHTC) investments, and a smaller amount of historic and solar investments. Amortization of LIHTC is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Amortization of historic and solar tax credit investments is recorded over time as partnership gains and losses (pass through activity) are allocated to the Company. Write downs are recorded for historic and solar investments when the carrying value of the investment exceeds the present value of remaining benefits. LIHTC investments are written down in a similar manner, but only after it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as “nonadmitted” and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. Activity related to modified coinsurance agreements is generally recorded net on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, a funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.

12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability policies, policy reserves are estimated as the present value of future benefit payments, net of terminations and reinsurance recoverables. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or indexed-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. The Company also provides for claims incurred but not reported (IBNR). For medical stop-loss policies, this is based on expected loss ratios, claims paying completion patterns, historical experience, and includes a provision for adverse deviation. The Company reviews estimates for reported but unpaid claims and IBNR quarterly. Any necessary adjustments are reflected in the statements of operations.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable COLI products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.
Asset Valuation Reserve
The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold and no such reserve is recorded.
Federal Income Taxes
The Company's federal income tax return is consolidated into a group filing with its wholly-owned insurance companies. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, deferred tax assets are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when deferred tax assets cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI.

13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of mutual funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company also administers separate accounts for BOLI policies. The assets of these accounts include bonds and mortgage loans. Bonds are held at amortized cost and mortgage loans are held at their outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
In 2019, the Company began administering separate accounts relating to index-linked funds for RILA contracts. The assets of these accounts include bonds, mortgage loans, and derivatives. Bonds are held amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocable solely to the policyholders, are combined with the general account of the Company in the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2019, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 26, 2020, the date the financial statements were available to be issued. Disclosures about subsequent events are included in the relevant notes.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2019	2018	2017
Statutory-basis net income (loss), as reported	$170.6	$(118.7)	$267.9
Add (deduct) adjustments:
Investments	(1,123.4)	(521.0)	(249.1)
Reserves	565.5	438.5	91.4
Policy acquisition costs and VOBA	161.6	158.3	159.4
Other intangible assets	(83.7)	(83.4)	(82.9)
Federal income taxes	105.0	64.6	151.2
Other	(43.9)	15.5	(77.8)
Total adjustments	(418.9)	72.5	(7.8)
GAAP-basis net income (loss)	$(248.3)	$(46.2)	$260.1

14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2019	2018
Statutory-basis total capital and surplus, as reported	$2,141.6	$2,126.6
Add (deduct) adjustments:
Investments	2,495.7	649.9
Reserves	2,984.0	3,519.7
Policy acquisition costs and VOBA	821.8	939.6
Goodwill	563.0	563.0
Other intangible assets	1,084.9	1,168.6
Federal income taxes	(310.3)	(188.2)
Non-admitted assets	118.9	90.2
Funds withheld liability	(5,193.1)	(5,117.8)
Other	25.8	(40.8)
Total adjustments	2,590.7	1,584.2
GAAP-basis shareholder's equity	$4,732.3	$3,710.8
Correction of Errors
There were no corrections of errors for the years ended December 31, 2019, 2018, or 2017.
Accounting Pronouncements Newly Adopted
In 2018, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (SSAP) No. 86, Hedge Effectiveness Documentations to incorporate hedge documentation and assessment efficiencies included in GAAP ASU 2017-12, Derivatives and Hedging (Topic 815). The standard eliminates the requirement to separately measure and report hedge ineffectiveness and provides relief from certain initial documentation requirements. Additionally, the standard replaces the requirement for quarterly quantitative ineffectiveness testing with a qualitative approach. The Company adopted the standard on January 1, 2019 using a modified retrospective approach. Upon adoption, the Company updated its internal process and controls to ensure compliance with the revision of the SSAP. The adoption did not have any impact on the Company's financial statements.
Accounting Pronouncements Not Yet Adopted
In 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts to reflect the introduction of Principles Based Reserving (PBR) as an allowable method for reserving. Under PBR, companies will hold the higher of a) the reserve using prescribed factors and b) the reserve computed using justified company experience factors, such as mortality, policyholder behavior and expenses, and considering a wide range of future economic conditions. PBR is being phased in over a three-year period that began in 2017, with mandatory adoption for policies issued on or after January 1, 2020. The Company adopted the guidance for the affected business on January 1, 2020. At the time of adoption, there was no significant impact on the Company's financial statements.
Accounting Elections Not Yet Adopted
With permission from the Department, the Company elected to apply Iowa Administrative Code Chapter 191-97 to the Company's FIA contracts effective January 1, 2020. This election allows insurers to record certain derivative instruments purchased to hedge the growth of these indexed products using an amortized cost method, and to utilize an indexed annuity reserve calculation under which certain derivatives associated with the current index interest crediting term are valued at zero.

15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks and common stocks are as follows:

	As of December 31, 2019
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$364.8	$3.6	$(1.1)	$367.3
Foreign governments and agencies	78.5	7.1	(0.1)	85.5
States, territories, and possessions	7.5	0.3	—	7.8
Political subdivisions	30.8	2.3	—	33.1
Special revenue and assessments	665.7	33.8	(1.1)	698.4
Industrial and miscellaneous	20,316.2	1,540.0	(8.2)	21,848.0
Hybrid securities	261.9	41.3	(5.8)	297.4
Collateralized loan obligations	2,741.1	1.6	(11.4)	2,731.3
Mortgage and asset-backed securities	2,845.8	102.6	(4.7)	2,943.7
Total bonds	27,312.3	1,732.6	(32.4)	29,012.5
Preferred stocks	108.0	2.5	(5.9)	104.6
Unaffiliated common stocks	190.5	4.6	(17.2)	177.9
Total	$27,610.8	$1,739.7	$(55.5)	$29,295.0

	As of December 31, 2018
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$314.7	$3.1	$(2.8)	$315.0
Foreign governments and agencies	80.0	2.5	(0.3)	82.2
States, territories, and possessions	8.1	0.1	—	8.2
Political subdivisions	46.0	2.1	—	48.1
Special revenue and assessments	711.4	17.4	(3.7)	725.1
Industrial and miscellaneous	20,200.5	496.6	(424.8)	20,272.3
Hybrid securities	286.3	20.6	(12.0)	294.9
Collateralized loan obligations	948.4	—	(21.2)	927.2
Mortgage and asset-backed securities	2,278.4	61.9	(15.8)	2,324.5
Total bonds	24,873.8	604.3	(480.6)	24,997.5
Preferred stocks	101.1	3.8	(10.1)	94.8
Unaffiliated common stocks	117.2	0.9	(17.8)	100.3
Total	$25,092.1	$609.0	$(508.5)	$25,192.6

16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks and common stocks by sector:

	As of December 31,
	2019		2018
	Fair Value	% of Total	Fair Value	% of Total
Financials	$8,363.7	28.5%	$5,315.7	21.1%
Industrials	3,193.0	10.9	3,075.2	12.2
Energy	3,148.3	10.7	2,905.2	11.5
Consumer staples	2,571.1	8.8	2,543.2	10.1
Utilities	2,424.2	8.3	2,239.1	8.9
Health care	2,417.0	8.3	2,420.7	9.6
Consumer discretionary	2,169.9	7.4	1,958.1	7.8
Communications	1,880.1	6.4	1,740.5	6.9
Other	3,127.7	10.7	2,994.9	11.9
Total	$29,295.0	100.0%	25,192.6	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2019. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties:

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$983.1	$991.3
Over one through five	7,506.0	7,784.2
Over five through ten	8,677.5	9,247.1
Over ten	4,558.9	5,315.0
Total with contractual maturity dates	21,725.5	23,337.6
Collateralized loan obligations	2,741.1	2,731.3
Mortgage and asset-backed securities	2,845.7	2,943.6
Total bonds	$27,312.3	$29,012.5
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2019	2018	2017
Income:
Bonds	$1,068.8	$1,017.7	$1,011.0
Preferred and common stocks	14.8	17.4	20.4
Mortgage loans	300.9	284.0	260.3
Derivatives	5.2	10.8	13.9
Limited partnerships	(26.6)	(34.6)	(30.6)
Other	20.0	12.9	7.0
Total investment income	1,383.1	1,308.2	1,282.0
Investment expenses	(51.3)	(48.0)	(42.2)
Net investment income	$1,331.8	$1,260.2	$1,239.8
For the years ended December 31, 2019, 2018, and 2017, respectively, the Company sold, redeemed, or otherwise disposed of 73, 68, and 115 securities as a result of a callable feature, resulting in $17.3, $11.4, and $39.8 of investment income generated from a prepayment penalty and/or acceleration fee.

17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2019	2018	2017
Bonds	$117.8	$100.8	$(4.3)
Common stocks	(5.2)	190.5	30.4
Write downs – limited partnerships	(3.2)	(3.2)	(12.4)
Derivatives and other invested assets	328.1	(184.2)	152.6
Realized capital gains (losses) before federal income taxes and transfer from IMR	437.5	103.9	166.3
Federal income tax benefit (expense)	(90.4)	(20.0)	(76.2)
Amount transferred to the IMR	(110.5)	(87.1)	5.7
Net realized capital gains (losses)	$236.6	$(3.2)	$95.8
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2019	2018	2017
Proceeds from sales of bonds	$3,365.3	$3,892.8	$2,156.1
Gross gains	154.7	151.4	25.1
Gross losses	(15.9)	(33.0)	(11.2)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2019
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$256.1	$(1.1)	9	$—	$—	—
Foreign governments and agencies	—	—	—	8.5	(0.1)	1
Special revenue and assessments	49.2	(1.1)	3	—	—	—
Industrial and miscellaneous	966.6	(5.5)	89	64.7	(2.7)	31
Hybrid securities	—	—	—	17.1	(5.8)	2
Collateralized loan obligation	1,231.4	(2.6)	57	524.8	(8.7)	30
Mortgage and asset-backed securities	499.5	(3.0)	72	27.0	(1.8)	6
Total bonds	3,002.8	(13.3)	230	642.1	(19.1)	70
Preferred stocks	21.4	(0.1)	2	33.4	(5.9)	1
Unaffiliated common stocks	47.1	(10.1)	17	15.5	(7.0)	11
Total	$3,071.3	$(23.5)	249	$691.0	$(32.0)	82

18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$45.4	$(0.2)	5	$122.1	$(2.6)	23
Foreign governments and agencies	7.1	(0.2)	2	4.9	(0.1)	1
Special revenue and assessments	77.2	(0.5)	15	76.9	(3.2)	17
Industrial and miscellaneous	8,331.7	(233.0)	994	3,680.0	(191.8)	317
Hybrid securities	80.5	(7.0)	11	39.0	(5.0)	5
Mortgage and asset-backed securities	800.3	(19.8)	48	41.1	(1.4)	3
Other	428.2	(6.8)	53	364.2	(9.0)	43
Total bonds	9,770.4	(267.5)	1,128	4,328.2	(213.1)	409
Preferred stocks	—	—	—	29.3	(10.1)	1
Unaffiliated common stocks	65.4	(17.8)	29	—	—	3
Total	$9,835.8	$(285.3)	1,157	$4,357.5	$(223.2)	413
The Company reviewed its investments with unrealized losses as of December 31, 2019 and 2018 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
While all securities are monitored for impairment, the Company’s experience indicates that, under normal market conditions, securities for which the cost or amortized cost exceeds fair value by less than 20% do not typically represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. If the estimated fair value has declined and remained below cost or amortized cost by 20% or more for at least six months, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary decline. To make this determination for each security, the Company considers, among other factors:

•	Extent and duration of the decline in fair value below cost or amortized cost;

•
Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;

•	Changes in the financial condition of the security’s underlying collateral;

•	Any downgrades of the security by a rating agency;

•	Nonpayment of scheduled interest; and

•	Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the bonds carrying value and its fair value is recognized within the statements of operations.
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss is recognized equal to the difference between the security's carrying value and its estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.

19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:

•	Expected cash flows from the security;

•	Creditworthiness;

•	Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;

•	Underlying collateral values, vintage year, and level of subordination;

•	Geographical concentrations; and

•	Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses in the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2019		2018		2017
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Energy	$2.1	48.8%	$3.4	24.6%	$—	—%
U.S. government (1)	0.5	11.6%	7.4	53.6	2.5	19.5
Health care	0.5	11.6%	1.2	8.7	0.5	3.9
Consumer discretionary	0.4	9.3%	0.3	2.2	0.4	3.1
Telecommunications	0.3	7.1%	0.7	5.1	8.9	69.6
Other	0.5	11.6%	0.8	5.8	0.5	3.9
Impairment losses recognized in earnings	$4.3	100.0%	$13.8	100.0%	$12.8	100.0%
____________________

(1)	Impairments on U.S Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2019 and 2018, the Company held below-investment-grade bonds with fair values of $746.6 and $840.6, respectively, and book/adjusted carrying values of $716.0 and $860.7, respectively. These holdings amounted to 2.6% and 3.4% of the Company’s investments in bonds at fair value as of December 31, 2019 and 2018, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2019			2018
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$6,124.1	14.5%	14.5%	$6,090.6	16.0%	16.1%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	69.5	0.2	0.2	14.2	1.0	0.1
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	2,277.6	5.4	5.4	222.4	0.6	0.6
Other pledged collateral	31.4	0.1	0.1	33.9	0.1	0.1
Total restricted assets	$8,509.5	20.1%	20.1%	$6,368.0	16.8%	16.9%
____________________

(1)	Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.
Funding Agreements with Federal Home Loan Bank of Des Moines
In August 2018, the Company became a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference

20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2019	2018
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	59.5	4.2
Total	$69.5	$14.2

Outstanding funding agreements (2)	$1,488.7	$105.7
Collateral held at FHLB DM, at carrying value (3)	2,277.6	222.4
Actual or estimated borrowing capacity as determined by the Company	2,112.1	650.0
____________________

(1)	Class B membership stock is eligible for redemption in 3 to 5 years.

(2)	The outstanding funding agreements as of December 31, 2019 and 2018 also represent the maximum amount outstanding during the year ended December 31, 2019 and 2018, respectively.

(3)
As of the December 31, 2019 and 2018, respectively, the fair value of the Company's collateral held at FHLB DM was $2,372.9 and $221.2. The carrying value and fair value also represent the maximum amount pledged during the year ended December 31, 2019 and 2018, respectively.

Low-Income Housing Tax Credits
The Company held LIHTC investments of $66.2 and $95.5 as of December 31, 2019 and 2018, respectively. As of December 31, 2019, the Company had up to 11 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 11 years as of December 31, 2019.
The Company recognized LIHTC tax credits of $72.1 and $34.2 during the years ended December 31, 2019 and 2017, respectively. The Company did not recognize any LITHC tax credits during the year ended December 31, 2018. As of December 31, 2019, the Company had remaining commitments of $5.0 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company originates and manages a portfolio of mortgage loans, which are secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually. The Company updates each loan's LTV ratio every period based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The maximum LTV for any one loan was 72.2%, 74.4%, and 90.2% for loans funded during the years ended December 31, 2019, 2018, and 2017, respectively. The weighted average LTV ratio for the Company’s entire mortgage loan portfolio was 48.0% and 48.5% as of December 31, 2019 and 2018, respectively.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2019, the two states with the largest concentrations of the Company's mortgage loans were California and Texas, comprising 26.4% and 10.8%, respectively, of total outstanding principal. Of the loans in California, 39.7% related to properties located in the Los Angeles area.
The maximum and minimum lending rates for mortgage loans issued during 2019, were 5.4% and 3.5%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2018, were 5.6% and 4.2%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2017 were 7.5% and 3.6%, respectively.
The Company monitors the credit quality of its mortgage loan portfolio utilizing the following indicators to categorize its loans as lower, medium, or higher risk:

•	Lower Risk Loans – Loans with an LTV ratio of less than 65%, and a DSCR of greater than 1.50.

21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

•	Medium Risk Loans – Loans that have an LTV ratio of less than 65%, but a DSCR below 1.50, or loans with an LTV ratio between 65% and 80%, and a DSCR of greater than 1.50.

•	Higher Risk Loans – Loans with an LTV ratio greater than 80%, or loans which have an LTV ratio between 65% and 80%, and a DSCR of less than 1.50.
Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring.
The following table sets forth the Company's mortgage loans by risk category:

	As of December 31,
	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Lower risk	$4,426.2	71.0%	$3,988.9	70.1%
Medium risk	1,474.2	23.6	1,296.9	22.8
Higher risk	337.6	5.4	401.0	7.1
Credit quality indicator total	$6,238.0	100.0%	$5,686.8	100.0%
As of December 31, 2019, one loan with an outstanding balance of $2.3 was considered non-performing. There were no such loans as of December 31, 2018.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2019
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$905.9	$—	$—	$9.0	$—
Foreign currency swaps	928.6	86.2	9.1	91.8	9.1
Total derivatives designated as hedges	$1,834.5	$86.2	$9.1	$100.8	$9.1
Derivatives not designated as hedges:
Options	$8,713.1	$358.9	$2.3	$358.9	$2.3
Other derivatives	1,266.1	19.8	10.9	19.8	10.9
Total derivatives not designated as hedges	9,979.2	378.7	13.2	378.7	13.2
Total derivatives	$11,813.7	$464.9	$22.3	$479.5	$22.3

22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$916.6	$—	$—	$1.5	$—
Foreign currency swaps	801.3	118.4	1.8	115.4	3.2
Total derivatives designated as hedges	$1,717.9	$118.4	$1.8	$116.9	$3.2
Derivatives not designated as hedges:
Options	$8,231.5	$61.8	$0.6	$61.8	$0.6
Other derivatives	25.2	4.3	0.7	0.2	0.6
Total derivatives not designated as hedges	8,256.7	66.1	1.3	62.0	1.2
Total derivatives	$9,974.6	$184.5	$3.1	$178.9	$4.4
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed rate bonds. Most of these derivatives qualify and are designated as cash flow hedges.
Foreign Currency Contracts
The Company uses foreign currency swaps and forwards as part of its foreign currency risk management strategy to reduce exchange risk with respect to the Company's investments denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.
Options
The Company uses indexed call options and futures as part of its equity market risk management strategy. The Company offers indexed and indexed-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.

Collateral Arrangements
The Company’s derivative contracts are typically governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions by requiring the posting of cash collateral or other financial assets. The CSA requires either party to post collateral when net exposures from all derivative contracts between the parties exceed pre-determined contractual thresholds, which vary by counterparty. The amount of net exposure is the difference between the derivative contract’s fair value and the fair value of the collateral held for such agreements with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2019 and 2018, the Company posted initial margin of $23.9 and $21.3, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash and the obligation to return cash collateral as a

23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following tables present the potential effect of netting arrangements on the Company's balance sheets:

	As of December 31, 2019
	Fair Value	Financial Instruments(1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$93.2	$(2.6)	$(90.6)	$—
B	74.0	—	(60.1)	13.9
C	20.2	—	(20.2)	—
F	46.6	—	(46.0)	0.6
G	33.5	(1.8)	(31.7)	—
H	38.3	(8.3)	(30.0)	—
I	18.5	—	(18.5)	—
M	59.3	(0.8)	(58.5)	—
N	79.5	(8.6)	(70.9)	—
Other	16.4	(0.2)	(16.2)	—
Total derivative assets	$479.5	$(22.3)	$(442.7)	$14.5
____________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.

	As of December 31, 2018
	Fair Value	Financial Instruments(1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$18.1	$(2.6)	$(15.5)	$—
B	60.1	(0.6)	(59.5)	—
C	18.7	—	(18.7)	—
E	11.8	—	(11.8)	—
G	15.9	—	(15.6)	0.3
H	11.0	(0.5)	(10.5)	—
I	16.3	—	(16.0)	0.3
Other	27.0	(0.7)	(24.1)	2.2
Total derivative assets	$178.9	$(4.4)	$(171.7)	$2.8
____________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not net against the gross derivative assets for presentation on the balance sheet.

6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.

The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical instruments.

24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

•
Level 2 – Quoted prices for similar instruments in active markets and model-derived valuations whose inputs are observable. This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.

•
Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.

The following tables present financial instruments carried at fair value:

	As of December 31, 2019
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$1.3	$0.2	$1.5
Unaffiliated common stocks	107.9	69.5	0.5	177.9
Derivatives	9.0	287.1	82.6	378.7
Separate account assets	1,128.9	4.7	2.3	1,135.9
Total assets at fair value (1)	$1,245.8	$362.6	$85.6	$1,694.0
____________________

(1)
Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $233.7. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2018
Assets at fair value:	Level 1	Level 2	Level 3	Total
Bonds	$—	$0.7	$0.2	$0.9
Unaffiliated common stocks	85.6	14.2	0.5	100.3
Derivatives	0.2	61.8	—	62.0
Separate account assets	904.2	—	—	904.2
Total assets at fair value	$990.0	$76.7	$0.7	$1,067.4
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2019
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$27,312.3	$29,012.5	$66.0	$28,394.9	$551.6
Preferred stocks	108.0	104.6	—	104.6	—
Unaffiliated common stocks	177.9	177.9	107.9	69.5	0.5
Mortgage loans	6,238.0	6,473.8	—	—	6,473.8
Limited partnerships (1)	74.8	88.3	—	—	88.3
Cash	612.4	612.4	612.4	—	—
Derivatives	464.9	479.5	9.0	388.0	82.6
Separate account assets	6,024.0	6,317.2	1,207.0	4,655.9	454.2
____________________

(1)
Does not include amounts related to alternative investments that are measured using the net asset value (NAV) practical expedient. The fair value of these investments was $233.7. These investments have varying investment strategies, and redemption terms and conditions.

25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
Type of Financial Instrument	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$24,873.8	$24,997.5	$—	$24,661.1	$336.4
Preferred stocks	101.1	94.8	—	94.8	—
Unaffiliated common stocks	117.2	100.3	85.6	14.2	0.5
Mortgage loans	5,686.8	5,686.2	—	—	5,686.2
Limited partnerships	106.5	122.0	—	—	122.0
Cash	223.1	223.1	223.1	—	—
Derivatives	184.5	178.9	0.2	178.7	—
Separate account assets	5,622.0	5,600.0	930.0	4,288.1	381.9
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
A majority of the Company's common stock are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
Derivatives
Index options consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and option strike price. As these inputs are observable, most index options are classified as a Level 2 measurement.
Separate Account Assets
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published net asset values (NAVs) and are classified as a Level 1 measurement. Separate account assets related to the Company's RILA include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services to assist management in determining the fair value of its bonds.
The majority of industrial and miscellaneous bonds and mortgage and asset-backed securities classified as Level 2 measurements are priced by independent pricing services utilizing evaluated pricing models. Because many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using the approximate current market rate for borrowers with similar credit ratings and for the same maturities. Because these estimates utilize significant unobservable inputs, mortgage loans are classified as a Level 3 measurement.

26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Limited Partnerships
The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
Derivatives
Foreign currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the foreign currency swaps valuation is classified as a Level 2 measurement.
Separate Account Assets
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.
Assets Measured and Reported as Level 3
Significant Level 3 activity is summarized as follows:

	For the Year Ended December 31,
	2019	2018	2017
Derivatives:
Purchases and issuances	$45.6	$—	$23.6
Sales and settlements	—	0.5	15.2
Gross transfers into Level 3(1)	—	—	—
Gross transfer out of level 3(1)	—	38.7	—
____________________

(1)
Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or utilized by pricing vendors or becoming available or utilized by pricing vendors.

7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by line of business:

•	Medical Stop-Loss. Starting in 2018, the Company reinsures the excess of $2.5 per individual claim; previously, the Company reinsured $2.0 per individual claim.
In 2019, the Company entered into a coinsurance with funds withheld arrangement to manage its risk based capital position on a majority of its stop-loss policies. The amount of reinsurance reserve credit taken under this agreement for policies in-force was $58.2 as of December 31, 2019. This agreement does not qualify for GAAP reinsurance accounting.

•
Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage; previously, the Company primarily reinsured in excess of $0.25 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.

•
Deferred Annuities. The Company has a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP.

•
Income Annuities. In 2018, the Company entered into the Modco Reinsurance Transaction to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See further discussion below.

•
Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For

27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.
In 2019, the Company entered into a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for GAAP reinsurance accounting. The amount of reinsurance reserve credit taken under this agreement for policies in-force was $150.4 as of December 31, 2019.
In 2018, the Company entered into a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on its survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $235.1 and $216.9 as of December 31, 2019 and 2018, respectively. The balance of funds withheld was $178.1 and $156.3 as of December 31, 2019 and 2018, respectively.
Reserve credit taken for all ceded reinsurance was $1,201.7 and $963.5 as of December 31, 2019 and 2018, respectively.
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of its major reinsurers currently experiencing financial difficulties. Excluding the Modco Reinsurance Transaction discussed below, as of December 31, 2019, $318.3 of net reinsurance recoverables was related to three reinsurers, representing 62.5% of the receivable balance. As of December 31, 2018, $276.2 of net reinsurance recoverables was related to two reinsurers, representing 65.2% of the recoverable balance. Of the total amounts due from reinsurers, 95.8% and 93.8%, respectively was with reinsurers rated A- or higher by A.M. Best as of December 31, 2019 and 2018. The Company had no write-offs or reserve for uncollectible reinsurance in 2019 or 2018.
Modco Reinsurance Transaction
In September 2018, the Company entered into the Modco Reinsurance Transaction, which was effective as of July 1, 2018, for $5.7 billion of its in-force block of income annuities, consisting of life contingent annuities of $4.0 billion and non-life contingent annuities of $1.7 billion. At inception, we recorded a reduction to premiums of $4.0 billion and a corresponding increase to reserve adjustment on reinsurance ceded on the statements of operations.
Associated with the Modco Reinsurance Transaction, the Company paid a ceding commission of $360.0 to the reinsurer at the transaction date, of which $104.0 was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Resolution Re Ltd. is a Bermuda domiciled Class E life insurance company, which is indirectly owned by Resolution Life Group Holdings L.P., a Bermuda domiciled limited partnership (the Partnership), established to pool investments from third-party investors for the primary purpose of investing in businesses and assets in the life insurance industry. The Partnership has limited partners that own more than 10% of its equity, as such limited partners are investors in the insurance business, but not primarily engaged in the insurance business.

28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2019	2018	2017
Premiums and annuity considerations
Direct life insurance in-force	$120,614.2	$110,772.3	$103,897.0

Direct:
Accident and health	958.7	849.2	779.4
Life insurance	799.9	653.9	546.0
Annuity	2,991.3	3,230.4	2,884.9
Total direct premiums	4,749.9	4,733.5	4,210.3

Assumed:
Accident and health	0.8	1.2	0.9
Total assumed premiums	0.8	1.2	0.9

Ceded:
Accident and health	(367.5)	(26.7)	(26.3)
Life insurance	(242.4)	(427.0)	(67.7)
Annuity	(2.3)	(4,012.3)	(1.0)
Total ceded premiums	(612.2)	(4,466.0)	(95.0)
Net premiums and annuity considerations	$4,138.5	$268.7	$4,116.2

Percentage of amount assumed to net	0.02%	0.45%	0.02%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $386.9, $81.9, and $119.5 for the years ended December 31, 2019, 2018, and 2017, respectively.
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2019
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,751.9	$—	$7,751.9	30.2%
At book value less surrender charge of 5% or more (1)	8,791.4	—	8,791.4	34.2
At fair value	—	473.0	473.0	1.8
Total with adjustment or at fair value	16,543.3	473.0	17,016.3	66.2
At book value without adjustment (minimal or no charge or adjustment)	4,249.6	—	4,249.6	16.5
Not subject to discretionary withdrawal	4,449.5	—	4,449.5	17.3
Total gross individual annuity actuarial reserves	25,242.4	473.0	25,715.4	100.0%
Less: reinsurance ceded	39.4	—	39.4
Total net individual annuity actuarial reserves	$25,203.0	$473.0	$25,676.0
____________________

(1)	Includes $922.2 that will have none to minimal charge or adjustments within the next year subsequent to December 31, 2019.

29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2019
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$68.5	$—	$68.5	9.3%
At fair value	—	166.4	166.4	22.8
Total with adjustment or at fair value	68.5	166.4	234.9	32.1
At book value without adjustment (minimal or no charge or adjustment)	495.7	—	495.7	67.8
Not subject to discretionary withdrawal	0.8	—	0.8	0.1
Total group annuity actuarial reserves	$565.0	$166.4	$731.4	100.0%

	As of December 31, 2019
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.4	$—	$71.4	2.2%
At fair value	—	0.5	0.5	—
Total with adjustment or at fair value	71.4	0.5	71.9	2.2
At book value without adjustment (minimal or no charge or adjustment)	34.8	—	34.8	1.1
Not subject to discretionary withdrawal	3,131.9	—	3,131.9	96.7
Total gross deposit-fund liabilities	3,238.1	0.5	3,238.6	100.0%
Less: reinsurance ceded	85.1	—	85.1
Total net deposit-fund liabilities	$3,153.0	$0.5	$3,153.5

	As of December 31, 2018
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,310.8	$—	$7,310.8	30.3%
At book value less surrender charge of 5% or more	8,052.7	—	8,052.7	33.4
At fair value	—	344.1	344.1	1.4
Total with adjustment or at fair value	15,363.5	344.1	15,707.6	65.1
At book value without adjustment (minimal or no charge or adjustment)	4,196.9	—	4,196.9	17.4
Not subject to discretionary withdrawal	4,227.0	—	4,227.0	17.5
Total gross individual annuity actuarial reserves	23,787.4	344.1	24,131.5	100.0%
Less: reinsurance ceded	34.0	—	34.0
Total net individual annuity actuarial reserves	$23,753.4	$344.1	$24,097.5
30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2018
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$71.3	$—	$71.3	9.7%
At book value less surrender charge of 5% or more	1.7	—	1.7	0.2
At fair value	—	149.3	149.3	20.4
Total with adjustment or at fair value	73.0	149.3	222.3	30.3
At book value without adjustment (minimal or no charge or adjustment)	509.5	—	509.5	69.6
Not subject to discretionary withdrawal	1.0	—	1.0	0.1
Total group annuity actuarial reserves	583.5	149.3	732.8	100.0%

	As of December 31, 2018
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$87.2	$—	$87.2	4.5%
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	1.2	1.2	0.1
Total with adjustment or at fair value	87.2	1.2	88.4	4.6
At book value without adjustment (minimal or no charge or adjustment)	27.7	—	27.7	1.4
Not subject to discretionary withdrawal	1,822.6	—	1,822.6	94.0
Total gross deposit-fund liabilities	1,937.5	1.2	1,938.7	100.0%
Less: reinsurance ceded	97.4	—	97.4
Total net deposit-fund liabilities	$1,840.1	$1.2	$1,841.3
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2019	2018
Annuity reserves	$25,768.0	$24,336.9
Liability for deposit-type contracts	3,153.0	1,840.1
Separate account annuity reserves	639.9	494.6
Total net annuity actuarial reserves and liability for deposit-type contracts	$29,560.9	$26,671.6

31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table presents the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2019
	General Account			Separate Account – Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1.1	$8.0	$—	$—	$—
Universal life	1,132.2	1,132.0	1,245.7	4,667.3	4,667.3	4,667.3
Universal life with secondary guarantees	960.1	606.1	1,387.0	—	—	—
Indexed universal life with secondary guarantees	228.9	143.0	171.8	—	—	—
Other permanent cash value life insurance	—	59.8	62.9	—	—	—
Variable universal life	30.8	30.8	32.6	602.9	598.0	598.0
Miscellaneous reserves	—	4.7	4.7	—	—	—
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	413.0	XXX	XXX	—
Accidental death benefits	XXX	XXX	0.2	XXX	XXX	—
Disability – active lives	XXX	XXX	1.0	XXX	XXX	—
Disability – disabled lives	XXX	XXX	32.3	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	267.6	XXX	XXX	—
Total life insurance reserves	2,352.0	1,977.5	3,626.8	5,270.2	5,265.3	5,265.3
Less: reinsurance ceded	—	—	1,127.0	—	—	—
Total net life insurance reserves	$2,352.0	$1,977.5	$2,499.8	$5,270.2	$5,265.3	$5,265.3

	As of December 31, 2018
	General Account			Separate Account – Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$0.9	$7.8	$—	$—	$—
Universal life	1,141.8	1,141.2	1,251.5	4,615.7	4,615.7	4,615.7
Universal life with secondary guarantees	850.9	545.6	1,138.0	—	—	—
Indexed universal life with secondary guarantees	57.7	33.5	39.9	—	—	—
Other permanent cash value life insurance	—	62.6	66.0	—	—	—
Variable universal life	32.8	32.8	35.8	408.0	404.9	404.9
Miscellaneous reserves	—	4.9	4.9	—	—	—
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	437.9	XXX	XXX	—
Accidental death benefits	XXX	XXX	0.2	XXX	XXX	—
Disability – active lives	XXX	XXX	1.1	XXX	XXX	—
Disability – disabled lives	XXX	XXX	31.1	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	238.0	XXX	XXX	—
Total life insurance reserves	2,083.2	1,821.5	3,252.2	5,023.7	5,020.6	5,020.6
Less: reinsurance ceded	—	—	891.4	—	—	—
Total net life insurance reserves	$2,083.2	$1,821.5	$2,360.8	$5,023.7	$5,020.6	$5,020.6

32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Total life insurance reserves were as follows:

	As of December 31,
	2019	2018
Life insurance reserves	$2,374.3	$2,263.5
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	1.0	1.1
Disability – disabled lives reserves	31.7	30.3
Miscellaneous reserves	92.6	65.7
Separate account life insurance reserves	5,265.3	5,020.6
Total net life insurance reserves	$7,765.1	$7,381.4
As of December 31, 2019 and 2018, the Company had $8,823.7 and $6,981.3, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $264.2 and $234.3 as of December 31, 2019 and 2018, respectively, were included in life and annuity reserves.
There were no cash flow testing reserves as of December 31, 2019 or 2018. During 2017, the Company released its balance of $58.0 of temporary cash flow testing reserves.
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2019	2018	2017
Balance, beginning of the year	$421.9	$380.2	$317.6
Less: reinsurance recoverables (1)	109.3	61.1	65.2
Net balance, beginning of the year	312.6	319.1	252.4
Add provision for claims, net of reinsurance, occurring in:
Current year	718.4	845.3	759.5
Prior years	7.8	(6.6)	(4.4)
Net incurred losses during the year	726.2	838.7	755.1
Deduct payments for claims, net of reinsurance, occurring in:
Current year	494.7	589.9	532.1
Prior years	185.3	189.8	156.3
Net claim payments during the current year	680.0	779.7	688.4
Valuation basis change and corrections	—	(7.3)	—
Net balance, end of year	358.8	370.8	319.1
Add: reinsurance recoverables	124.6	51.1	61.1
Balance, end of year	$483.4	$421.9	$380.2
____________________

(1)
The beginning balance for 2019 includes a $58.2 reserve credit taken in connection with the coinsurance with funds withheld arrangement for certain of the Company's medical stop-loss policies. Refer to Note 7 for further information.

Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2019, the change in incurred claims related to prior years was primarily due to unfavorable claims experience on the Company's medical stop-loss policies.

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2019 and 2018, the Company met the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2019 statutory results, the maximum dividend that may be paid without prior approval in 2020 is $214.2.
During 2019, the Company did not pay dividends to its Parent. During both 2018 and 2017, the Company paid dividends of $50.0 to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2019	2018
Net unrealized gains	$33.0	$29.5
Nonadmitted assets	(118.9)	(90.2)
Separate accounts	145.8	140.8
Asset valuation reserve	(351.1)	(233.7)

11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2019				As of December 31, 2018			Change
	Ordinary		Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$270.1		$25.4	$295.5	$282.6	$32.6	$315.2	$(12.5)	$(7.2)	$(19.7)
DTAs nonadmitted	(63.1)		(5.1)	(68.2)	(33.7)	(5.7)	(39.4)	(29.4)	0.6	(28.8)
Subtotal admitted DTAs	207.0	—	20.3	227.3	248.9	26.9	275.8	(41.9)	(6.6)	(48.5)
Less: DTLs	95.4		19.1	114.5	107.7	26.3	134.0	(12.3)	(7.2)	(19.5)
Net admitted DTAs	$111.6		$1.2	$112.8	$141.2	$0.6	$141.8	$(29.6)	$0.6	$(29.0)
The admission calculation components are as follows:

	As of December 31, 2019			As of December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1.2	$1.2	$—	$0.6	$0.6	$—	$0.6	$0.6
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	113.3	—	113.3	146.9	—	146.9	(33.6)	—	(33.6)
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	359.3	XXX	XXX	334.6	XXX	XXX	24.7
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lessor of (1) and (2))	113.3	—	113.3	146.9	—	146.9	(33.6)	—	(33.6)
Adjusted gross DTAs offset by gross DTLs	93.7	19.1	112.8	102.0	26.3	128.3	(8.3)	(7.2)	(15.5)
DTAs admitted	$207.0	$20.3	$227.3	$248.9	$26.9	$275.8	$(41.9)	$(6.6)	$(48.5)

34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

As of December 31, 2019 and 2018, respectively, the ratio percentage used to determine the recovery period and limitation threshold amount was 802% and 753%. As of December 31, 2019 and 2018, respectively, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,395.2 and $2,230.7. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculation for 2019 was not impacted by tax-planning strategies. The admission calculation for 2018 was impacted by tax-planning strategies and include the use of reinsurance. As of December 31, 2018, 18.4% of ordinary net admitted DTAs and 16.6% of total net admitted DTAs were attributable to the impact of tax planning strategies. The Company had no unrecognized DTLs as of December 31, 2019 or 2018.
On December 22, 2017, Public Law No. 115-97 (the 2017 Tax Act) was signed into law, reducing the corporate tax rate from 35% to 21%, effective January 1, 2018. As a result, the Company remeasured the deferred tax assets and liabilities, and recorded a reduction to surplus of $42.4 for the year ended December 31, 2017. As of December 31, 2018, the Company had completed its accounting for the effects of the 2017 Tax Act, and there were no material adjustments to the amounts shown above during the measurement period.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2019	2018	2017
Federal income tax expense (benefit)	$(69.5)	$(12.4)	$(77.0)
Federal income tax expense (benefit) on net capital gains (losses)	90.4	20.0	76.2
Federal income tax expense (benefit) incurred	$20.9	$7.6	$(0.8)

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The main components of deferred tax amounts are as follows:

	As of December 31,
	2019	2018	Change
DTAs
Ordinary:
Policyholder reserves	$125.1	$75.5	$49.6
Investments	17.2	19.3	(2.1)
Deferred acquisition costs	91.6	80.5	11.1
Receivables - nonadmitted	10.6	10.7	(0.1)
Net operating loss carryforward	—	24.8	(24.8)
Tax credit carryforward	17.8	63.2	(45.4)
Other	7.8	8.6	(0.8)
Total ordinary DTAs	270.1	282.6	(12.5)
Total ordinary DTAs – nonadmitted	(63.1)	(33.7)	(29.4)
Net admitted ordinary DTAs	207.0	248.9	(41.9)
Capital:
Investments	25.4	32.6	(7.2)
Nonadmitted	(5.1)	(5.7)	0.6
Net admitted capital DTAs	20.3	26.9	(6.6)
Net admitted DTAs	$227.3	$275.8	$(48.5)

DTLs
Ordinary:
Policyholder reserves	$75.5	$88.1	$(12.6)
Other	19.9	19.6	0.3
Total ordinary DTLs	95.4	107.7	(12.3)
Capital:
Investments	19.1	26.3	(7.2)
Total capital DTLs	19.1	26.3	(7.2)
Total DTLs	114.5	134.0	(19.5)
Net DTAs/DTLs	$112.8	$141.8	$(29.0)

Net change in DTA/DTL			$(0.2)
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			1.5
Adjusted change in net deferred income taxes			$1.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2019 or 2018.

36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% (35% in 2017) to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2019	2018	2017
Ordinary income tax at federal statutory rate	$(28.4)	$(26.9)	$33.3
Capital income tax benefit at federal statutory rate	91.9	21.8	58.2
Total expected income tax expense (benefit)	63.5	(5.1)	91.5
Significant statutory to tax adjustments on taxes:
Tax credits	(35.5)	(40.8)	(37.7)
Change in valuation basis - statutory reserves	(4.2)	0.1	(37.2)
Adjustment for deferred tax rate change – 2017 Tax Act	—	(8.8)	81.5
Impact of reinsurance transactions	—	13.2	—
Other	(4.2)	(4.7)	(3.1)
Total federal income tax expense (benefit)	$19.6	$(46.1)	$95.0

Federal income tax expense (benefit)	$20.9	$7.6	$(0.8)
Adjusted change in net deferred income taxes	(1.3)	(53.7)	95.8
Total statutory income tax expense (benefit)	$19.6	$(46.1)	$95.0
As of December 31, 2019, the Company had no operating loss or capital loss carryforwards to offset against future taxable income. As of December 31, 2019, the Company had an investment tax credit carryforward of $17.8, which originated in 2019 and will expire during 2040.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2019	2018	2017
Capital gains	$24.3	$—	$2.6
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2019.
The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company's consolidated life group federal and state income tax returns are open for examination for tax years 2013 through present.

12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2019			As of December 31, 2018
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,667.3	$129.3	$4,796.6	$4,615.7	$135.7	$4,751.4
RILA (2)	115.7	16.7	132.4	—	—	—
Variable annuities	524.6	—	524.6	495.2	—	495.2
Variable COLI	475.8	—	475.8	309.3	—	309.3
Variable life and UL	127.2	—	127.2	102.5	—	102.5
Total	$5,910.6	$146.0	$6,056.6	$5,522.7	$135.7	$5,658.4
____________________

(1)
The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.

(2)
For RILA, the excess of assets over reserves and other liabilities up to certain threshold remain within the separate account. The amount accumulated over and above the required policy account values or reserves are not considered to be legally insulated.

37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

As of December 31, 2019 and 2018, the fair value of BOLI assets were $5,057.0 and $4,695.8, respectively, while there were $292.4 net unrealized gains for 2019, and $22.0 net unrealized losses for 2018.
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2019 and 2018, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2019	$—	$—	$251.3	$251.3

Reserves as of December 31, 2019:
For accounts with assets at:
Fair value	$—	$—	$1,122.2	$1,122.2
Amortized cost	2,210.1	2,457.2	115.7	4,783.0
Total reserves	$2,210.1	$2,457.2	$1,237.9	$5,905.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$115.7	$115.7
At fair value	—	—	1,122.2	1,122.2
At book value without fair value adjustment and with current surrender charge less than 5%	2,210.1	2,457.2	—	4,667.3
Total reserves	$2,210.1	$2,457.2	$1,237.9	$5,905.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2018	$—	$—	$111.3	$111.3

Reserves as of December 31, 2018:
For accounts with assets at:
Fair value	$—	$—	$899.5	$899.5
Amortized cost	2,173.3	2,442.4	—	4,615.7
Total reserves	$2,173.3	$2,442.4	$899.5	$5,515.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$23.8	$—	$—	$23.8
At fair value	—	—	899.5	899.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,149.5	2,442.4	—	4,591.9
Total reserves	$2,173.3	$2,442.4	$899.5	$5,515.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2017	$—	$—	$98.3	$98.3

38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2019	2018	2017
Transfers to separate accounts	$424.7	$297.1	$232.5
Transfers from separate accounts	(352.2)	(333.8)	(329.1)
Net transfers to (from) separate accounts	72.5	(36.7)	(96.6)
Deposits in free look period and other timing differences	(2.7)	2.4	—
Net transfers to (from) separate accounts as reported on statements of operations	$69.8	$(34.3)	$(96.6)

13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.
It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2019	2018
Balances with Parent and affiliates:
Receivables	$20.8	$0.1
Payables	(20.3)	(24.6)
The Company's affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and released its reserves related to the contracts.
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, payroll, benefits, data processing systems, and other charges. General service expenses are allocated among legal entities using various methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
In addition, the Company paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates. These affiliates primarily included Symetra Securities, Inc. and Medical Risk Managers, Inc.

	For the Year Ended December 31,
	2019	2018	2017
Transactions with Parent and affiliates:
Payments related to commutation endorsements (1)	$5.3	$5.6	$7.8
Shared services expenses allocated (received), net (2)	(0.7)	0.2	0.7
Concessions, general agent fees, administrative, and underwriting fees (3)	15.3	10.2	10.7
___________________

(1)
Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.

(2)	Reported primarily in general insurance expenses on the statements of operations.

(3)	Reported primarily in commissions on the statements of operations.
The Company did not purchase investments from its Parent during the years ended December 31, 2019 or 2018. During the year ended December 31, 2017, the Company purchased investments with a fair value of $72.2 from its Parent.

Effective January 1, 2020, the Company entered into an Investment Management Agreement with its affiliate, Symetra
Investment Management Company, a subsidiary of Symetra Financial Corporation. The agreement provides for investment advisory services related to the Company’s invested assets.

39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Other Commitments
The Company has committed to provide future capital contributions for investments in limited partnerships related to its alternative investments. As of December 31, 2019, the amount of these unfunded commitments was $326.5. There were no unfunded commitments as of December 31, 2018.
As of December 31, 2019 and 2018, unfunded mortgage loan commitments were $82.2 and $58.0, respectively. The Company had no other material commitments or contingencies as of December 31, 2019 or 2018.

40

SYMETRA SEPARATE ACCOUNT C
PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a.
Financial Statements The following audited financial statements of Symetra Separate Account C and Symetra Life Insurance Company (“Symetra Life”) are included in the Statement of Additional Information of this Registration Statement:

1.	The financial statements of Symetra Separate Account C as of December 31, 2019 and 2018 for each of the two years in the period then ended.

2.
The statutory-basis financial statements of Symetra Life Insurance Company, which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

b.	Exhibits

Exhibit		Description	Reference
1.		Resolution of Board of Directors of Symetra Life authorizing the Separate Account	Filed Herewith
2.		Not Applicable
3.	(a)	Principal Underwriter's Agreement, As Amended	Filed Herewith
	(b)	Broker-Dealer Selling Agreement	11/
4.
Form of Individual Flexible Premium Deferred Variable Annuity
   Contract (05/05)
Form of Earnings Enhancement Benefit Rider (05/05)
Form of Guaranteed Minimum Death Benefit – Annual Reset Rider (05/05)
Form of 457 Contract (05/05)
Form of TSA Endorsement (Loan -08/09)
Form of TSA Endorsement (No Loan -04/09)
Form of SEP IRA/Simple IRA/TSA Contract Data Page (05/05)
Form of Traditional and Roth IRA Contract Data Page (05/05)
Form of Non-Qualified Contract Data Page (05/05)
Form of IRA, Roth & SEP Endorsement (12/11)
Form of Simple IRA Endorsement (12/11)

22/ 22/ 22/ 6/ 22/ 22/ 22/ 22/ 22/ 20/ 20/
5.		Form of Application for Annuity Contract (Non-Qualified - 08/10) Form of Application for Annuity Contract (457 - 05/09) Form of Application for Annuity Contract (TSA - 05/09)	21/ 22/ 22/
6.	(a)	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	19/
	(b)	Bylaws of Symetra Life Insurance Company Effective July 1, 2014	19/
7.	(a)	Reinsurance Agreement and Amendments 1-2 (GMDB)	18/
	(b)	Reinsurance Agreement and Amendments 1-3 (GMDB/EEB)	18/

8.	(a)	Participation Agreement (ACVP)	5/
		Amendment No. 1 to Participation Agreement (ACVP)	5/

	Amendment No. 2 to Participation Agreement (ACVP)	5/
	Amendment No. 3 to Participation Agreement (ACVP)	5/
	Amendment No. 4 to Participation Agreement (ACVP)	7/
	Amendment No. 5 to Participation Agreement (ACVP)	9/
	Amendment No. 6 to Participation Agreement (ACVP)	15/
	Amendment No. 7 to Participation Agreement (ACVP)	15/
	Amendment No. 8 to Participation Agreement (ACVP)	15/
	Amendment No. 9 to Participation Agreement (ACVP)	15/
	Amendment No. 10 to Participation Agreement (ACVP)	Filed Herewith
	Amendment No. 11 to Participation Agreement (ACVP)	1/

(b)	Participation Agreement (AIM/INVESCO)	5/
	Amendment No. 1 to Participation Agreement (AIM)	7/
	Amendment No. 2 to Participation Agreement (AIM)	18/
	Amendment No. 3 to Participation Agreement (AIM)	18/
	Amendment No. 4 to Participation Agreement (AIM)	6/
	Amendment No. 5 to Participation Agreement (AIM)	6/

(c)	Participation Agreement and Amendments 1-2 (FIVIT-Morningstar)	1/

(d)	Participation Agreement (Eaton Vance - CVP)	4/

(e)	Participation Agreement (Eaton Vance - CVS)	4/

(f)	Participation Agreement and Amendments 1-5 (Dreyfus)	Filed Herewith

(g)	Participation Agreement (Deutsche)	18/
	Amendment No. 1 to Participation Agreement (Deutsche)	Filed Herewith
	Amendment No. 2 to Participation Agreement (Deutsche)	3/
	Amendment No. 3 to Participation Agreement (Deutsche)	1/

(h)	Amended and Restated Participation Agreement (Federated)	6/
	Amendment No. 1 to Participation Agreement (Federated)	6/

(i)	Participation Agreement (Fidelity)	12/
	Amendment No. 1 to Participation Agreement (Fidelity)	17/
	Amendment No. 2 to Participation Agreement (Fidelity)	Filed Herewith
	Amendment No. 3 to Participation Agreement (Fidelity)	21/
	Amendment No. 4 to Participation Agreement (Fidelity)	20/
	Amendment No. 5 to Participation Agreement (Fidelity)	14/
	Sub-Licensing Agreement (Fidelity)	12/

(j)	Participation Agreement (Franklin Templeton)	5/
	Amendment No. 1 to Participation Agreement (FRK)	5/
	Amendment No. 2 to Participation Agreement (FRK)	5/
	Amendment No. 3 to Participation Agreement (FRK)	8/
	Amendment No. 4 to Participation Agreement (FRK)	8/
	Amendment No. 5 to Participation Agreement (FRK)	9/
	Amendment No. 6 to Participation Agreement (FRK)	15/
	Amendment No. 7 to Participation Agreement (FRK)	15/

		Amendment No. 8 to Participation Agreement (FRK)	Filed Herewith
		Amendment No. 9 to Participation Agreement (FRK)	21/
		Amendment No. 10 to Participation Agreement (FRK)	20/
		Amendment No. 11 to Participation Agreement (FRK)	15/

	(k)	Participation Agreement (J.P. Morgan Insurance Trust)	15/
		Amendment No. 1 to Participation Agreement (J.P. Morgan)	20/
		Amendment No. 2 to Participation Agreement (J.P. Morgan)	15/
		Amendment No. 3 to Participation Agreement (J.P. Morgan)	20/

	(l)	Participation Agreement (Neuberger Berman)	18/

	(m)	Participation Agreement (PIMCO)	9/
		Amendment No. 1 to Participation Agreement (PIMCO)	Filed Herewith
		Amendment No. 2 to Participation Agreement (PIMCO)	13/
		Amendment No. 3 to Participation Agreement (PIMCO)	Filed Herewith
		Novation to Participation Agreement (PIMCO)	21/
		Amendment No. 4 to Participation Agreement (PIMCO)	20/
		Amendment No. 5 to Participation Agreement (PIMCO)	20/

	(n)	Participation Agreement (Pioneer)	Filed Herewith
		Amendment to Participation Agreement (Pioneer)	10/
		Amendment No. 2 to Participation Agreement (Pioneer)	15/
		Amendment No. 3 to Participation Agreement (Pioneer)	18/
		Amendment No. 4 to Participation Agreement (Pioneer)	15/
		Amendment No. 5 to Participation Agreement (Pioneer)	20/

	(o)	Participation Agreement (Voya)	2/

9.		Opinion and Consent of Counsel	Filed Herewith
10.		Consent of Ernst & Young LLP	Filed Herewith
11.		Not Applicable
12.		Not Applicable
Reference		Description
1/		Incorporated by reference to Post-Effective Amendment No. 36 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2018 (File No. 33-69712).
2/		Incorporated by reference to Post-Effective Amendment No. 34 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2016 (File No. 33-69712).
3/		Incorporated by reference to Post-Effective Amendment No. 46 on Form N-4 registration statement of Symetra Resource Variable Account B filed with the SEC on April 30, 2013 (File No. 333-178461).
4/		Incorporated by reference to Post-Effective Amendment No. 35 on Form N-4 registration statement of Registrant filed with the SEC on April 27, 2017 (File No. 33-69712).

5/	Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2002 (File No. 333-30329).
6/	Incorporated by reference to Post-Effective Amendment No. 31 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2014 (File No. 33-69712).
7/	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2003 (File No. 333-30329).
8/	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 registration statement of Registrant filed with the SEC on December 3, 2004 (File No. 33-69712).
9/	Incorporated by reference to Post-Effective Amendment No. 30 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 29, 2005 (File No. 333-30329).
10/	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-4 registration statement of Registrant filed with the SEC on March 20, 2006 (File No. 33-69712).
11/	Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2015 (File No. 33-69712).
12/	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2007 (File No. 333-30329).
13/	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on April 30, 2007 (File No. 333-136776).
14/	Incorporated by reference to Post-Effective Amendment No. 47 on Form N-4 registration statement of Resource Variable Account B filed with the SEC on April 30, 2014 (File No. 333-178461).
15/	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on August 15, 2007 (File No. 333-136776).
16/	Incorporated by reference to Post-Effective Amendment No. 30 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2013 (File No. 33-69712).
17/	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 registration statement of Registrant filed with the SEC on January 31, 2008 (File No. 333-137411).
18/	Incorporated by reference to Post-Effective Amendment No. 25 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2008 (File No. 33-69712).
19/	Incorporated by reference to Post-Effective Amendment No. 32 on Form N-4 registration statement of Registrant filed with the SEC on July 2, 2014 (File No. 33-69712).
20/	Incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 registration statement of Registrant filed with the SEC on April 30, 2012 (File No. 33-69712).
21/	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-4 registration statement of Registrant filed with the SEC on April 29, 2011 (File No. 33-69712).
22/	Incorporated by reference to Post-Effective Amendment No. 27 on Form N-4 registration statement of Registrant filed with the SEC on April 29, 2010 (File No. 33-69712).

Item 25. Directors and Officers of the Depositor

Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account C or the variable annuity contracts offered through Symetra Separate Account C.

Name	Positions with Symetra	Principal Business Address
Ashlock, Dena S.	Senior Vice President, Chief Actuary and Chief Risk Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Chandler, Darlene K.	Vice President and Associate General Counsel	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Fry, Stephanie L.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Herzberg, Keren A.	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hunt, Mark E.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Diouf, Anne-Marie	Senior Vice President and Chief Human Resources Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Kneisley, Joel C.	Senior Vice President and Chief Information Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
LaVoice, Richard G.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Meister, Margaret A.	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Senior Vice President, Controller and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sasagawa, Muneo	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Severin, Wesley W.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Sho, Tetsuya	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Smolinksi, Richard P.	Senior Vice President and Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stenberg, Jon S.	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Director, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by Symetra Separate Account C (“Registrant”). Symetra Life established Registrant by resolution of its Board of Directors. Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in the financial statements. Following is the organizational chart of Symetra Financial Corporation.

Item 27. Number of Contract Owners

As of February 29, 2020, there were 10,596 Contract Owners and 11 Certificate-Holders under the Registrant.

Item 28. Indemnification

As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•
“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.

•
“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and

•
“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, Symetra Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

a.
Symetra Securities, Inc., the principal underwriter for the contracts, also acts as the principal underwriter for other Symetra Life individual variable annuity contracts, Symetra Life’s group variable annuity contracts, and Symetra Life's individual flexible premium variable life insurance policies.

b.	The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Baker, Stephen R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Bodmer, Julie M.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

Name	Positions and Offices with Underwriter	Principal Business Address
Brooks, Tommie D.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Ellis, Courtney L.	Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Chairman of the Board, President and Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Chief Financial Officer, Treasurer and Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Norberg, Kristin R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Pessoa, Melissa	Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sanders, Barbara	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Veneziani, Jacqueline M.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.
During the fiscal year ended December 31, 2019, Symetra Securities, Inc. received $1,162,611.56 in commissions for the distribution of certain annuity contracts sold in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's contracts.

Item 30. Location of Accounts and Records

Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31. Management Services

Not Applicable

Item 32. Undertakings

1.	The Registrant hereby undertakes to:

a.    File a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

b.    Include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

c.	Deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representations

1.
Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

a.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

b.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

c.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

d.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

2.
Pursuant to the Investment Company Act of 1940, Symetra Life represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Symetra Life.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 29th day of April, 2020.

Symetra Separate Account C
Registrant

By:    Symetra Life Insurance Company

By:    /s/MARGARET A. MEISTER
Margaret A. Meister, President

Symetra Life Insurance Company
Depositor

By:    /s/MARGARET A. MEISTER
Margaret A. Meister, President

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

NAME                            TITLE

/s/ Tommie D. Brooks                Director, Chief Financial Officer,

Tommie D. Brooks	Executive Vice President (Principal Accounting Officer & Principal Financial Officer)

/s/ Mark E. Hunt                     Director and Executive Vice President
Mark E. Hunt

/s/ Margaret A. Meister                 Director and President (Principal Executive Officer)
Margaret A. Meister

/s/ Muneo Sasagawa                Director
Muneo Sasagawa

/s/ Tetsuya Sho                    Director
Tetsuya Sho

/s/ Jon S. Stenberg                Director and Executive Vice President
Jon S. Stenberg

/s/ Jacqueline M. Veneziani            Director, General Counsel, Senior Vice President and Secretary
Jacqueline M. Veneziani

EXHIBITS
Filed Herewith

Exhibit		Description
1.		Resolution of Board of Directors
3	a.	Principal Underwriters Agreement, As Amended
8	a	Amendment No. 10 to ACVP
8	f	Dreyfus FPA, As Amended
8	g	Amendment No. 1 Deutsche
8	i	Amendment No. 2 Fidelity
8	j	Amendment No. 8 Franklin
8	m	Amendment No. 1 PIMCO
8	m	Amendment No. 3 PIMCO
8	n	Pioneer FPA
9		Opinion and Consent of Counsel
10		Consent of Ernst & Young LLP